UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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RUSSELL INVESTMENT COMPANY
(Name of Registrant as Specified in its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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A message from Russell Investments

[    ]

As a shareholder in one or more Russell Investment Company Funds (the “Funds”), your participation is critically important. Voting will take just a few minutes. Please read this entire document for details on how to vote and important information on the proposal.

Dear Shareholder:

We are asking for your vote on an important matter related to your Russell Investment Company Fund investments. The vote is on a new investment advisory agreement between Russell Investment Management Company (“RIMCo”) and each Fund, as a result of a transaction involving the sale of Frank Russell Company’s asset management business (including RIMCo) (“Russell Investments”) to a newly-formed acquisition vehicle through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. will indirectly acquire a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. will indirectly acquire a significant minority ownership interest in Russell Investments. The proposal is described in full in the proxy statement included with this message.

A special shareholder meeting regarding this proposal will take place on [    ], at [1301 Second Avenue, 18th floor, Seattle, WA 98101].

If you don’t plan to attend the shareholder meeting, there are several convenient ways for you to cast your vote:

•	Visit the website that is listed on the proxy card.

•	Call the toll-free number that is listed on the proxy card.

•	Mail the proxy card (if you’ve received this communication by mail). If you choose this option, please be sure to sign, date, and return the card in the enclosed postage-paid envelope.

The Russell Investment Company Board of Trustees has carefully evaluated the proposal and believes that approval of the proposal is in the best interests of shareholders.

Your voice is very important in this proxy vote process. Please vote at your earliest convenience to prevent future communications on this matter and ensure that the Funds receive enough votes to act on the proposal. Your vote must be received by Russell Investment Company prior to the shareholder meeting unless you plan to attend the shareholder meeting to vote in person.

Please see the detailed question and answer section on page [    ] of the enclosed statement. If you have additional questions regarding the proposal, or need assistance in casting your vote, please call the proxy solicitation agent at 1-844-700-1478.

We appreciate your taking time to submit your vote. Thank you for investing with Russell Investments.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue, 18th Floor, Seattle, WA 98101

IMPORTANT SHAREHOLDER INFORMATION

This document contains a Proxy Statement and proxy card(s) for an upcoming shareholder meeting of Russell Investment Company (the “Trust”). A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the shareholder meeting. The proxy card(s) may be completed by checking the appropriate box and voting for or against the proposal. If you simply sign the proxy without specifying a vote with respect to the proposal, your shares will be voted in accordance with the recommendation of the Board of Trustees.

Please read the Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your proxy card(s) or cast your vote by signing, voting and returning the proxy card(s) in the envelope provided. Voting your proxy, and doing so promptly, ensures that the Trust will not need to conduct additional mailings or contact you directly to obtain your vote.

Please exercise your right to vote. Thank you.

RUSSELL INVESTMENT COMPANY

Russell U.S. Core Equity Fund	Russell Global Real Estate Securities Fund
Russell U.S. Defensive Equity Fund	Russell Multi-Strategy Alternative Fund
Russell U.S. Dynamic Equity Fund	Russell Multi-Strategy Income Fund
Russell U.S. Strategic Equity Fund	Russell Strategic Call Overwriting Fund
Russell U.S. Large Cap Equity Fund	Select U.S. Equity Fund
Russell U.S. Mid Cap Equity Fund	Select International Equity Fund
Russell U.S. Small Cap Equity Fund	Conservative Strategy Fund
Russell International Developed Markets Fund	Moderate Strategy Fund
Russell Global Equity Fund	Balanced Strategy Fund
Russell Emerging Markets Fund	Growth Strategy Fund
Russell Tax-Managed U.S. Large Cap Fund	Equity Growth Strategy Fund
Russell Tax-Managed U.S. Mid & Small Cap Fund	2020 Strategy Fund
Russell Tax-Managed International Equity Fund	2025 Strategy Fund
Russell Global Opportunistic Credit Fund	2030 Strategy Fund
Russell Strategic Bond Fund	2035 Strategy Fund
Russell Investment Grade Bond Fund	2040 Strategy Fund
Russell Short Duration Bond Fund	2045 Strategy Fund
Russell Tax Exempt High Yield Bond Fund	2050 Strategy Fund
Russell Tax Exempt Bond Fund	2055 Strategy Fund
Russell Commodity Strategies Fund	In Retirement Fund
Russell Global Infrastructure Fund

1301 Second Avenue, 18th Floor, Seattle, WA 98101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To all shareholders of Russell Investment Company:

Russell Investment Company (the “Trust”) is holding a special meeting (the “Special Meeting”) of all shareholders of each of the separate series of the Trust listed above (each a “Fund” and collectively the “Funds”) on [    ]. The Special Meeting will be held at [the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, at [    ] Pacific Time].

The Trust is a Massachusetts business trust operating as a registered management investment company. The Trust currently offers shares of 41 funds. The proposal relates to shareholders of all of the Funds listed above.

This Special Meeting is being held for the purpose of considering the approval of a new investment advisory agreement between each Fund and Russell Investment Management Company, each Fund’s current investment adviser (“RIMCo”) (or a limited liability company successor to RIMCo), as a result of a transaction involving the sale of Frank Russell Company’s asset management business (including RIMCo) (“Russell Investments”) to a newly-formed acquisition vehicle through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. will indirectly acquire a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. will indirectly acquire a significant minority ownership interest in Russell Investments.

This matter is discussed in detail in the Proxy Statement enclosed with this Notice.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

The Trust has fixed the close of business on February 22, 2016 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting. Each share of each Fund is entitled to one vote on the proposal and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Special Meeting.

Regardless of whether you plan to attend the Special Meeting, we urge you to vote through the Internet or by telephone by following the instructions on the proxy card(s), or by signing, voting and returning the proxy card(s) in the postage paid envelope so that a quorum will be present and a maximum number of shares may be voted. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed on your proxy card(s) and in the Proxy Statement. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy card(s) or have voted through the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trust, or by voting in person at the Special Meeting. It is very important that you vote your proxy promptly so that a quorum may be ensured and the costs of further solicitations avoided.

I would like to close on a personal note. After much thought and consideration, I have decided to retire from Russell Investments on June 30, 2016. After a more than 30-year career in financial service including six years at Russell Investments, I will leave knowing that the Trust’s business is well positioned to continue to serve you and further enhance our multi-asset proposition to you. Although I will miss the opportunity to serve you, I look forward to having time to pursue a variety of other interests and opportunities. I will remain in my role through this June while playing an integral part in a smooth transition as Russell Investments selects and names my successor. I will also be available as necessary in a consulting capacity for the remainder of 2016 to assist with the leadership transition.

As always, we thank you for the trust you have placed in our firm.

By Order of the Trust,

Sandra Cavanaugh
President and Chief Executive Officer
Russell Investment Company

IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposal. The information provided under the “Questions and Answers” section below is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Why am I receiving this Proxy Statement?

The Board of Trustees (the “Board” or the “Trustees”) of Russell Investment Company (the “Trust”) is asking you to vote on a proposal to approve a new investment advisory agreement (the “Post-Transaction Agreement”) between each series of the Trust listed on the Notice of Special Meeting of Shareholders (each a “Fund” and collectively the “Funds”) and Russell Investment Management Company, each Fund’s current investment adviser (“RIMCo”) (or a limited liability company successor to RIMCo), as a result of a transaction involving the sale of Frank Russell Company’s (“FRC”) asset management business (including RIMCo) to a newly-formed acquisition vehicle through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (together with its general partner, TA Associates L.P., “TA Associates”) (the “TA Funds”) will indirectly acquire a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) will indirectly acquire a significant minority ownership interest in Russell Investments (defined below).

Specifically, Emerald Acquisition Limited, a company incorporated under the laws of England and Wales (“Emerald Acquisition”), has entered into a stock and asset purchase agreement (the “Purchase Agreement”) with FRC and London Stock Exchange Group plc (“LSEG”) pursuant to which it will acquire, through one or more direct or indirect wholly-owned subsidiaries (the “Owners”), the stock of the subsidiaries (including RIMCo) (the “Transferred Subsidiaries”) and assets that comprise FRC’s asset management business (including the Transferred Subsidiaries, “Russell Investments”) from FRC (the “Transaction”). Each wholly-owned subsidiary of Emerald Acquisition before the closing of the Transaction will be a newly-formed entity with no operations or interests in any entities other than the assets and interests acquired from FRC. The consummation of the Transaction will result in the change of ultimate control of RIMCo. Under the federal securities laws and the terms of each Fund’s existing investment advisory agreement, a change of control of RIMCo results in the termination of such agreement. If RIMCo is to continue to serve as investment adviser to the Funds following the Transaction, it is necessary for shareholders of the Funds to approve the Post-Transaction Agreement for the Funds.

Currently, there are two advisory agreements between the Trust and RIMCo: (i) an advisory agreement entered into by the Trust on behalf of all Funds except Russell Strategic Call Overwriting Fund, Select U.S. Equity Fund, and Select International Equity Fund (the “Existing Advisory Agreement”); and (ii) an advisory agreement entered into by the Trust on behalf of Russell Strategic Call Overwriting Fund, Select U.S. Equity Fund, and Select International Equity Fund (the “Existing Three Funds Advisory Agreement” and collectively with the Existing Advisory Agreement, the “Existing Agreement”). To reduce the number of contractual arrangements for the Trust, one Post-Transaction Agreement, if approved, will apply to each Fund. As described in the Proxy Statement, the terms of the Post-Transaction Agreement for each Fund are substantially the same as the terms of the Existing Advisory Agreement and Existing Three Funds Advisory Agreement, except with respect to: (i) references to “other instruments” (as compared to the Existing Three Funds Advisory Agreement); (ii) the amendment of the provision relating to the use of the name Frank Russell; (iii) a revised provision relating to research and other resources previously provided by FRC; (iv) the addition of a provision codifying the intended beneficiaries of RIMCo’s services under the Post-Transaction Agreement; (v) the effective and termination dates; and (vi) the incorporation of any prior amendments. The Post-Transaction Agreement does not change the rate of any Fund’s investment advisory fee, with the exception of the addition of breakpoints to the advisory fee rates for certain Funds, as described in the Proxy Statement. For all Funds for which breakpoints are being added, the advisory fee rate under the Post-Transaction Agreement will at all asset levels be equal to or lower than the rate under the Existing Agreement. The Funds will not bear any portion of the costs associated with the Transaction.

Who is Russell Investments?

Russell Investments was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. RIMCo pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of September 30, 2015, managed over $39.1 billion in 50 mutual fund portfolios. RIMCo is currently a wholly-owned subsidiary of FRC and was established in 1982 to serve as the investment management arm of Russell Investments. FRC is an indirect subsidiary of LSEG. LSEG is a diversified international market infrastructure and capital markets business.

How will the Transaction be structured?

As discussed more fully in the Proxy Statement, under the Purchase Agreement, Emerald Acquisition, directly or indirectly through the Owners, will acquire all of the outstanding stock of the Transferred Subsidiaries (“Equity Interests,” and the outstanding stock of RIMCo, the “RIMCo Equity Interest”) and the Transferred Assets from FRC for a purchase price (the “Purchase Price”) of approximately U.S. $1.15 billion. The Purchase Price is subject to adjustment based upon a number of variables. It is expected that approximately U.S. $650 million of the Purchase Price will be financed through one or more term loans (the “Term Loan Facility”) borrowed under a credit agreement (the “Credit Agreement”) entered into by, among others, certain direct or indirect subsidiaries of Emerald Acquisition (the “Borrowers”) and certain third-party financial institutions (the “Lenders”). It is intended that the Term Loan Facility, and a revolving credit facility under the Credit Agreement in an amount of up to U.S. $50 million (the “Revolving Credit Facility” and, together with the Term Loan Facility, the “Facilities”), will be guaranteed, jointly and severally, by Emerald Acquisition and certain Transferred Subsidiaries, including RIMCo (collectively, the “Guarantors”). The Facilities are subject to certain terms and conditions discussed in further detail in the Proxy Statement. In addition, a TA Fund and a Reverence Capital Fund (the “Commitment Funds”) have committed to make equity contributions (the “Equity Contributions”) to Emerald Acquisition at closing in the aggregate of U.S. $350 million. The remaining U.S. $150 million of the Purchase Price payable by Emerald Acquisition to FRC (the “Holdback”) will be paid in four annual installments by Emerald Acquisition to FRC commencing on December 31, 2017 with payment guaranteed by the Commitment Funds (the “Guarantees”).

Control of RIMCo could be transferred again by a future transaction such as a management acquisition of the RIMCo Equity Interest, an initial public offering, or a disposition by sale or otherwise of the RIMCo Equity Interest arranged by TA Associates and/or Reverence Capital to another party or parties. In such an event, a “change of control” would occur and the Post-Transaction Agreement would automatically terminate by its terms, as required by the 1940 Act.

Who is Emerald Acquisition?

Emerald Acquisition is (and it is expected that the terms of the Facilities will require it to remain) a passive holding company with no operations and was created for the sole purpose of entering into the Transaction. At the closing of the Transaction, pursuant to the Equity Contributions, the limited partners of the TA Funds will indirectly acquire approximately a 66.7% outstanding ownership interest and the limited partners of the Reverence Capital Funds will indirectly acquire approximately a 33.3% outstanding ownership interest in Russell Investments through Emerald Acquisition. In addition, approximately 15% of the fully diluted equity of Emerald Acquisition will be reserved for a management equity incentive plan for senior management of Russell Investments.

TA Associates is one of the oldest and most experienced global growth private equity firms. TA Associates leads buyouts and minority recapitalizations of profitable growth companies in the technology, financial services, business services, healthcare and consumer industries, with more than forty (40) investments in financial services and technology companies and seventeen (17) prior investments in asset management businesses. Reverence Capital is a private investment firm, focused on investing in leading financial services companies. To date, it has invested in businesses involving four (4) asset managers through its private equity funds. Reverence Capital’s partners bring over 90 years of experience across a wide range of financial services sectors with significant experience in the asset management industry.

How will the Transaction affect the Fund(s) in which I invest?

It is not expected that the Transaction will affect the investment strategies, processes or fees and expenses of the Funds in which you invest. The Transaction is not expected to have any impact on RIMCo’s investment philosophy, management approach or how RIMCo manages each Fund. The current sub-advisers (or “money managers”) for each Fund utilizing money managers will not change as a result of the Transaction, although money manager changes will continue to be made in the normal course of business. While there can be no assurance that any particular RIMCo employee will continue his or her employment with RIMCo or its affiliates, Emerald Acquisition will issue retention awards to certain employees of Russell Investments at the closing of the Transaction. Russell Investments announced on February 9, 2016 that Sandra Cavanaugh, President and CEO of the Trust, has decided to retire at the end of June 2016. She will continue to lead the U.S. retail business and help with a smooth transition as Russell Investments selects and names a successor. In addition, Ms. Cavanaugh will be available as necessary in a consulting capacity for as long as the rest of 2016 to assist with the leadership transition. Once Ms. Cavanaugh retires or her successor has been appointed and assumed his or her responsibilities, Ms. Cavanaugh may resign as a trustee of the Trust. This leadership change is not expected to have an adverse impact on any of the Funds. The proposal does not include any change to any Fund’s investment objective or any change to any Fund’s advisory fee rate or total expense ratio, with the exception of the addition of breakpoints to the advisory fee rates for certain Funds, as described in the Proxy Statement. For all Funds for which breakpoints are being added, the advisory fee rate under the Post-Transaction Agreement will at all asset levels be equal to or lower than the rate under the Existing Agreement. The Funds will not bear any portion of the costs associated with the Transaction.

How will the Transaction affect RIMCo and Russell Investments?

As discussed more fully in the Proxy Statement, RIMCo will continue to be part of Russell Investments, which will operate as an independent entity with its own governance structure following the closing of the Transaction. The resources available to RIMCo to conduct its business activities, including its activities in respect of the Funds and to meet its obligations in respect of the Facilities, will consist of the revenues and capital that it generates internally, to the extent that such resources are not distributed to the Owners by dividend or otherwise. RIMCo will no longer have LSEG or any other operating company as its parent. Under normal circumstances, it is expected that all of RIMCo’s “free” cash flow will be distributed to the Borrowers to pay principal and interest on the Facilities. Emerald Acquisition, which will own RIMCo indirectly through the Owners as a passive holding company with no operations, will have resources comprised solely of (a) the Guarantees of the Holdback and (b) any funds not prohibited by the terms of the Facilities from being distributed to it by the Borrowers and certain other of Emerald Acquisition’s subsidiaries. The Borrowers will have resources including (1) proceeds from the Term Loan Facility, the initial proceeds of which will be used to fund payment of the Purchase Price to FRC at the Transaction closing; (2) any amounts available under the Revolving Credit Facility; and (3) following the closing, the resources generated by Russell Investments’ business and distributed to the Owners. RIMCo and the other Guarantors will be limited by the terms and conditions of the Facilities from incurring indebtedness to support their business activities and will not be borrowers under the Facilities. The Borrowers may be permitted by the terms of the Facilities to incur incremental indebtedness but there is no assurance that credit will be available to the Borrowers, RIMCo, or any other Transferred Subsidiary.

The Transaction will be funded through a combination of the Equity Contributions and the Facilities. Under this structure, certain Transferred Subsidiaries, including RIMCo, will be Guarantors. Certain of the Equity Interests, including the RIMCo Equity Interest, will be pledged by Emerald Acquisition, the Borrowers and certain of the other Guarantors as collateral for the Facilities (“Loan Collateral”). If the Lenders foreclose on the Loan Collateral for any reason under the terms of the Facilities, including a default in payment of interest or principal as and when due in respect of the Facilities, such action would result in an assignment and automatic termination of the Post-Transaction Agreement. The Borrowers will be primarily dependent upon distributions of the operating profits of the Transferred Subsidiaries, including RIMCo, to make principal and interest payments as and when due in respect of the Facilities. TA Associates and Reverence Capital each believes that the Transferred Subsidiaries’ historical operating profits are sufficient to meet the anticipated obligations of the Borrowers under the Facilities without diminution in the nature, scope, and/or quality of services to be provided to the Funds by RIMCo and its affiliates and that there should not be any pressure to increase fees for such services, increase revenues generated by the Funds for RIMCo and its affiliates, or decrease costs associated with such services in order to satisfy the terms or conditions of the Facilities. However, the operating profits of RIMCo and the other Transferred Subsidiaries after the Transaction may be adversely affected by a variety of factors, including general economic, market and/or business conditions, and by adverse developments specific to the business activities and operations of RIMCo and/or the other Transferred Subsidiaries. Consequently, there is no assurance that their operating profits will be sustained at historical levels. Emerald Acquisition is prepared to support RIMCo’s business through reinvesting cash flow to the extent not needed by the Borrowers to pay principal and interest in respect of the Facilities and additional capital investments, if and as appropriate, but has made no commitment and may be financially constrained in its ability to do so. TA Associates and Reverence Capital have made no commitment to provide any other financial support to Emerald Acquisition or RIMCo following the closing of the Transaction.

Although the Lenders have provided commitment letters for the Facilities, final terms of the Facilities have not been negotiated and finalized by Lenders, TA Associates and Reverence Capital. While not currently determinable, it is expected that the final terms of the Facilities will provide that, among other things, various conditions and events, including any failure in the payment of principal, interest, fees or other amounts as and when due in respect of the Facilities (subject to any applicable exceptions and/or grace periods), will result in events of default. After and during the continuance of such events of default, Lenders may be entitled to exercise various remedies, including foreclosure on the Loan Collateral. Foreclosure on the Loan Collateral would cause a change of control of RIMCo and automatic termination of the Post-Transaction Agreement by its terms, as required by the 1940 Act. For additional information regarding the Transaction, terms of the Facilities and the consequences of a foreclosure on the Loan Collateral, see the “Transaction Not Expected to Adversely Affect RIMCo or the Funds” sub-section in the “APPROVAL OF A POST-TRANSACTION INVESTMENT ADVISORY AGREEMENT FOR THE FUNDS” section of the Proxy Statement.

Upon closing of the Transaction or shortly thereafter, RIMCo will be converted from a corporation to a limited liability company. In addition, RIMCo’s institutional advisory business is expected to be transferred to a different Transferred Subsidiary. Neither change is expected to impact the services provided to the Funds.

How do the Trustees suggest that I vote?

After careful consideration, the Trustees, including the Independent Trustees of the Board, unanimously recommend that you vote “FOR” the proposal listed on the proxy card.

Why do the Trustees recommend that I vote “FOR” the proposal?

The Transaction involves a change of control that will result in the termination of the Funds’ Existing Agreement. The Trustees believe it is in the best interests of the shareholders of each Fund to provide for continuation of advisory services following the Transaction. Therefore, the Trustees recommend that you vote “FOR” the proposal.

Will my vote make a difference?

Yes. Your vote is needed to ensure that the proposal can be acted upon. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your proxy card(s). You may also vote by signing, voting and returning the proxy card(s) in the envelope provided. We encourage all shareholders to participate in the governance of the Trust.

What is the deadline for submitting my vote?

We encourage you to vote as soon as possible to make sure that the Funds receive enough votes to act on the proposal. Unless you attend the meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card) must be received by the Trust prior to the start of the meeting ([    ] Pacific Time on [    ]).

Who is eligible to vote?

Any person who owned shares of a Fund on the “record date,” which was February 22, 2016 (even if that person has since sold those shares).

Whom do I call if I have questions?

We will be happy to answer your questions about this proxy solicitation. We have engaged Boston Financial Data Services as our proxy solicitation agent. If you have questions, please call 1-844-700-1478.

How can I vote my shares?

For your convenience, you are encouraged to vote in any of the following three simple ways:

Internet – log on to the website address located on your proxy card(s). You will need the control number found on the proxy card(s) at the time you execute your vote.

Touchtone Phone – dial the toll-free number on the enclosed proxy card(s) and follow the automated instructions. Please have the proxy card(s) available at the time of the call.

Mail – sign, date, and complete the reverse side of the proxy card(s) and return the proxy card(s) in the postage-paid envelope provided.

Please respond. Your vote is important whether or not you plan to attend the special meeting. To assure the presence of a quorum at the special meeting, and to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote through the internet or by telephone by following the instructions on your proxy card(s), or by signing, voting and returning the proxy card(s) in the envelope provided. Please take advantage of these prompt and efficient voting options.

RUSSELL INVESTMENT COMPANY

Russell U.S. Core Equity Fund	Russell Global Real Estate Securities Fund
Russell U.S. Defensive Equity Fund	Russell Multi-Strategy Alternative Fund
Russell U.S. Dynamic Equity Fund	Russell Multi-Strategy Income Fund
Russell U.S. Strategic Equity Fund	Russell Strategic Call Overwriting Fund
Russell U.S. Large Cap Equity Fund	Select U.S. Equity Fund
Russell U.S. Mid Cap Equity Fund	Select International Equity Fund
Russell U.S. Small Cap Equity Fund	Conservative Strategy Fund
Russell International Developed Markets Fund	Moderate Strategy Fund
Russell Global Equity Fund	Balanced Strategy Fund
Russell Emerging Markets Fund	Growth Strategy Fund
Russell Tax-Managed U.S. Large Cap Fund	Equity Growth Strategy Fund
Russell Tax-Managed U.S. Mid & Small Cap Fund	2020 Strategy Fund
Russell Tax-Managed International Equity Fund	2025 Strategy Fund
Russell Global Opportunistic Credit Fund	2030 Strategy Fund
Russell Strategic Bond Fund	2035 Strategy Fund
Russell Investment Grade Bond Fund	2040 Strategy Fund
Russell Short Duration Bond Fund	2045 Strategy Fund
Russell Tax Exempt High Yield Bond Fund	2050 Strategy Fund
Russell Tax Exempt Bond Fund	2055 Strategy Fund
Russell Commodity Strategies Fund	In Retirement Fund
Russell Global Infrastructure Fund

1301 Second Avenue, 18th Floor, Seattle, WA 98101

PROXY STATEMENT Dated [    ]

SPECIAL MEETING OF SHAREHOLDERS

To be Held on [    ]

Introduction

Russell Investment Company (the “Trust” or “RIC”) has called a special meeting (the “Special Meeting”) of all shareholders of each of the separate series of the Trust listed above (each a “Fund” and collectively the “Funds”) in order to seek shareholder approval of a proposal relating to the approval of a new investment advisory agreement for each Fund. The Special Meeting will be held at [the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, on [    ] at [    ] Pacific Time]. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-787-7354 to inform the Trust of your intentions and obtain directions on how to attend the Special Meeting.

Item For Consideration

The Trust’s Board of Trustees (the “Board” or the “Trustees”) requests shareholder approval of a new investment advisory agreement (the “Post-Transaction Agreement”) between each Fund and Russell Investment Management Company, each Fund’s current investment adviser (“RIMCo”) (or a limited liability company successor to RIMCo), as a result of a transaction involving the sale of Frank Russell Company’s (“FRC”) asset management business (including RIMCo) (“Russell Investments”) to a newly-formed acquisition vehicle through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) (the “TA Funds”) will indirectly acquire a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) will indirectly acquire a significant minority ownership interest in Russell Investments (the “Transaction”). This proposal applies to all Funds, with each Fund voting separately on the proposal.

The proxy materials are being mailed to shareholders on or about [    ].

INTRODUCTION AND VOTING INFORMATION

For each Fund, the Board is asking for approval of the Post-Transaction Agreement with RIMCo. As discussed in greater detail below, if approved by shareholders of a Fund, the Post-Transaction Agreement will go into effect for that Fund concurrently with the closing of the Transaction. If the Transaction is not consummated, RIMCo will continue to serve as investment adviser to the Funds in accordance with the Funds’ existing investment advisory agreements, except that breakpoints will nonetheless be added to certain Funds’ advisory fee rates as described below. Implementation of the Post-Transaction Agreement is dependent on consummation of the Transaction.

Who May Vote

All shareholders of the Funds who own shares as of the close of business on February 22, 2016 (the “Record Date”) are entitled to vote on the proposal. Each share of each Fund will be entitled to one vote on the proposal at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. Appendix A sets forth the number of shares of beneficial interest outstanding and entitled to be voted of each class of each Fund as of the close of business on [    ].

Voting by Proxy

You may submit a vote by proxy in any of the following three simple ways:

Internet – log on to the website address located on your proxy card(s). You will need the control number found on the proxy card(s) at the time you execute your vote.

Touchtone Phone – dial the toll-free number on the enclosed proxy card(s) and follow the automated instructions. Please have the proxy card(s) available at the time of the call.

Mail – sign, date, and complete the reverse side of the proxy card(s) and return the proxy card(s) in the postage-paid envelope provided.

For information about attending the Special Meeting and voting in person, please see below.

If you need more information on how to vote, or if you have any questions, please call the Funds’ agent at 1-844-700-1478. The Trust urges you to fill out and return your proxy card(s) or vote by telephone or the Internet, even if you plan to attend the Special Meeting. Doing so will not affect your right to attend the Special Meeting and vote.

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The Trust has named Rick Chase, Jessica Gates, Cheryl Wichers, Mark Swanson and Kari Seabrands as proxies, and their names appear on your proxy card(s). By signing your proxy card(s) and returning it or, alternatively, by voting through the Internet or by telephone by following the instructions on the proxy card(s), you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card(s) and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card(s), but do not make a specific choice with respect to the proposal, one of the appointed proxies will vote your shares on the proposal as recommended by the Board.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this Proxy Statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Special Meeting other than the proposal discussed in this Proxy Statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust in writing that you have revoked your proxy prior to the Special Meeting by writing to the Secretary of the Funds at the following address: 1301 Second Avenue, 18th Floor, Seattle, WA 98101, or by attending the Special Meeting and voting in person. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

If you hold shares of a Fund indirectly through your investment in a variable insurance product, the insurance company is the shareholder of the Fund and is entitled to vote those shares. Pursuant to applicable laws, the insurance company votes such shares in accordance with instructions received from owners of the variable insurance products. Accordingly, you are being asked to provide voting instructions to your insurance company by means of a voting instruction card. The enclosed voting instruction card(s) contains details regarding how to provide your voting instructions.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. If you do not bring with you such a letter, the Trust may at its discretion accept a provisional ballot from you pending validation that you are the actual beneficial owner of shares of the Fund(s).

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Recommendation

The proxy is solicited by the Board on behalf of the Trust, which recommends a vote “FOR” the proposal.

Requirement of a Quorum and Vote Needed

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for a Fund to hold a valid shareholder meeting. A Fund cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust’s Second Amended and Restated Master Trust Agreement, as amended, provides that the presence, in person or by proxy, of a majority of the shares entitled to vote shall constitute a quorum. For each Fund, a majority of the shares entitled to vote on the proposal as of the Record Date is required for a quorum for this Special Meeting.

All shareholders of each Fund as of the Record Date will be entitled to vote on the proposal. Voting with respect to the proposal will take place on a Fund-by-Fund basis, meaning that your vote with respect to one Fund in which you hold shares will be counted together with the votes of other shareholders of such Fund, but will not be counted together with votes of shareholders of other Funds. Therefore, a vote for the Post-Transaction Agreement with respect to one Fund will not affect the approval of the Post-Transaction Agreement with respect to any other Fund.

The approval of the Post-Transaction Agreement with respect to a Fund requires the approval of a “majority of the outstanding voting securities” of the Fund. The vote of a “majority of the outstanding voting securities” of a Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. The approval of the Post-Transaction Agreement with respect to any one Fund is not contingent upon the approval by any other Fund.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal. Under current interpretations of the New York Stock Exchange (the “NYSE”), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s shares on the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, if you beneficially own shares that are held in “street name” through a broker-dealer and if you have not given or do not give voting instructions for your shares, your shares may not be voted at all or may be voted in a manner that you did not intend.

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Shares represented in person or by proxy, including shares that abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the Special Meeting. Abstentions with respect to the proposal will have the effect of a vote against the proposal.

Where shares of a Fund are held by another fund for which RIMCo serves as the investment adviser, those shares will be voted for and against the proposal in the same proportion as the votes of the Fund’s other shareholders on the proposal. If other RIMCo-advised funds are the only shareholders of a Fund, RIMCo will vote such shares in accordance with the recommendation of a third party proxy advisory service.

Adjournments

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In addition, an adjournment is permitted if a quorum is present, but sufficient votes in favor of the proposal have not been received. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. The persons named as proxies will vote in favor of any proposal to adjourn the Special Meeting under the foregoing circumstances.

Solicitation of Proxies

Proxies will be solicited primarily by mailing of the proxy materials, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds, employees or agents of RIMCo, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Special Meeting approaches. The Funds have retained a proxy solicitor, Boston Financial Data Services, to assist in forwarding and soliciting proxies. Pursuant to this arrangement, the proxy solicitor has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposal described in the Proxy Statement. Should shareholders require additional information regarding the proxy, they may call the proxy solicitor toll-free at 1-844-700-1478.

Costs of the Special Meeting

FRC will bear all expenses incurred in connection with the Special Meeting, including the cost of soliciting proxies and the cost associated with any adjournments, whether or not the proposal is approved by shareholders. The Funds will not bear any portion of such expenses. The cost of retaining the proxy solicitor as described above with respect to all funds for which RIMCo serves as investment adviser, including those not included in this Proxy Statement, is estimated to be approximately $750,000. This does not reflect the costs associated with printing and

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mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners. It also does not include certain solicitation efforts with respect to, or tabulation of votes from, such beneficial owners.

Additional information about the Funds is available in their respective prospectuses, statements of additional information and annual and semi-annual reports to shareholders. Each Fund’s most recent annual and semi-annual reports have previously been mailed to shareholders. The Russell Tax-Managed International Equity Fund’s, Russell Tax Exempt High Yield Bond Fund’s and Russell Multi-Strategy Income Fund’s semi-annual reports will be mailed to shareholders when available. Additional copies of any of these documents are available without charge by calling 1-800-787-7354, by writing to P.O. Box 8420, Boston, MA 02266-8420 or by visiting the Funds’ website at www.russellinvestments.com. All of these documents also are on file with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

PLEASE VOTE THROUGH THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD(S) OR BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [    ]

The Funds’ Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at www.2voteproxy.com/russell.

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DISCUSSION OF PROPOSAL

APPROVAL OF A POST-TRANSACTION INVESTMENT ADVISORY AGREEMENT FOR THE FUNDS

Introduction

The Special Meeting is being called to consider a proposal necessitated by the Transaction, which will involve the acquisition by Emerald Acquisition Limited (“Emerald Acquisition”), a newly-formed acquisition vehicle, through one or more direct or indirect wholly-owned subsidiaries (the “Owners”), of the stock of the subsidiaries (including RIMCo) (the “Transferred Subsidiaries”) and assets (the “Transferred Assets”) that comprise Russell Investments from FRC. FRC is the current parent company of RIMCo, which serves as the investment adviser to each Fund. Because the consummation of the Transaction will result in RIMCo having a new controlling shareholder, under the Investment Company Act of 1940, as amended (the “1940 Act”), it will result in a change of control of RIMCo and the assignment and automatic termination of the existing agreement for each Fund. If the proposal is adopted by a Fund and the Transaction is consummated, RIMCo will continue to serve as the investment adviser to that Fund in accordance with the Post-Transaction Agreement and 1940 Act. Each Fund currently employs discretionary and/or non-discretionary sub-advisers (each a “Money Manager” and collectively the “Money Managers”) with the exception of Select U.S. Equity Fund, Select International Equity Fund, Russell Strategic Call Overwriting Fund, Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, Equity Growth Strategy Fund, 2020 Strategy Fund, 2025 Strategy Fund, 2030 Strategy Fund, 2035 Strategy Fund, 2040 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund, 2055 Strategy Fund, and In Retirement Fund. The Transaction is not expected to have any impact on RIMCo’s investment philosophy, management approach, or on how RIMCo manages each Fund. The current Money Managers for each Fund utilizing Money Managers (the “Manager-of-Managers Funds”) will not change as a result of the Transaction, although money manager changes will continue to be made in the normal course of business.

Currently, there are two advisory agreements between the Trust and RIMCo: (i) an advisory agreement entered into by the Trust on behalf of all Funds except Russell Strategic Call Overwriting Fund, Select U.S. Equity Fund, and Select International Equity Fund (the “Existing Advisory Agreement”); and (ii) an advisory agreement entered into by the Trust on behalf of Russell Strategic Call Overwriting Fund, Select U.S. Equity Fund, and Select International Equity Fund (the “Existing Three Funds Advisory Agreement” and collectively with the Existing Advisory Agreement, the “Existing Agreement”). To reduce the number of contractual arrangements for the Trust, one Post-Transaction Agreement, if approved, will apply to each Fund. The terms of the Post-Transaction Agreement for each Fund are substantially the same as the terms of the Existing Advisory Agreement and Existing Three Funds Advisory

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Agreement, except with respect to: (i) references to “other instruments” (as compared to the Existing Three Funds Advisory Agreement); (ii) the amendment of the provision relating to the use of the name Frank Russell; (iii) a revised provision relating to research and other resources previously provided by FRC; (iv) the addition of a provision codifying the intended beneficiaries of RIMCo’s services under the Post-Transaction Agreement; (v) the effective and termination dates; and (vi) the incorporation of any prior amendments. The Post-Transaction Agreement does not change any Fund’s investment objective nor does it change any Fund’s advisory fee rate or total expense ratio, with the exception of the addition of breakpoints to the advisory fee rates for certain Funds, as described below. For all Funds for which breakpoints are being added, the advisory fee rate under the Post-Transaction Agreement will at all asset levels be equal to or lower than the rate under the Existing Agreement. It is not expected that there will be any change in the personnel currently responsible for managing the Funds as a result of the Transaction or approval of the Post-Transaction Agreement (although such changes may occur in the normal course of business).

In the event the Transaction is not consummated, RIMCo will continue to serve as investment adviser of the Funds pursuant to the terms of the Existing Agreement, except that breakpoints will nonetheless be added to certain Funds’ advisory fee rates as described below.

Information Concerning the Trust and RIMCo

The Trust is currently comprised of 41 separate funds, each with its own investment objective and policies. The Funds’ investment adviser is RIMCo, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101. RIMCo, an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, pioneered the “multi-style, multi-manager” investment method in mutual funds. As of September 30, 2015, RIMCo managed over $39.1 billion in 50 mutual fund portfolios. Russell Investments was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. RIMCo is currently a wholly-owned subsidiary of FRC and was established in 1982 to serve as the investment management arm of Russell Investments. FRC is an indirect subsidiary of London Stock Exchange Group plc (“LSEG”). LSEG is a diversified international market infrastructure and capital markets business.

RIMCo is registered as a “commodity pool operator” under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission and is subject to regulation as a commodity pool operator under the CEA with respect to the Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds, as well as their respective subsidiaries.

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The Transaction

LSEG acquired FRC in a transaction (the “LSEG Transaction”) with Northwestern Mutual Life Insurance Company, completion of which was announced on December 3, 2014. In connection with the LSEG Transaction, LSEG stated that it would undertake a comprehensive review (the “Review”) of FRC’s investment management business to determine its positioning and fit with LSEG. One part of the Review was to determine whether the FRC investment management business would be more valuable as part of the LSEG organization or as part of an organization with existing investment activities. On February 5, 2015, LSEG publicly announced that it had completed the Review, that the conclusion of the Review was to explore a sale of FRC’s investment management business in its entirety, and that a sale process would commence. Following this date, LSEG solicited expressions of interest in acquiring FRC’s investment management business from potential bidders in an auction process. LSEG will retain FRC and FRC’s index business. FRC’s index business has historically provided various services and support to RIMCo in respect of RIMCo’s Fund-related activities. In connection with the Transaction, FRC and Russell Investments will enter into index and intellectual property license agreements which will provide Russell Investments, including RIMCo, with access to the LSEG retained intellectual property and index data used in the conduct of its asset management business, including RIMCo’s Fund-related services.

On October 8, 2015, LSEG announced that it had entered into a stock and asset purchase agreement (the “Purchase Agreement”) with Emerald Acquisition and FRC providing for the sale of FRC’s investment management business to Emerald Acquisition. Under the Purchase Agreement, Emerald Acquisition, directly or indirectly through the Owners, will acquire all of the outstanding stock of each of the Transferred Subsidiaries (“Equity Interests,” and the outstanding stock of RIMCo, the “RIMCo Equity Interest”) and the Transferred Assets from FRC for a purchase price (the “Purchase Price”) of approximately U.S. $1.15 billion. The Purchase Price is subject to adjustment based upon a number of variables. It is expected that approximately U.S. $650 million of the Purchase Price will be financed through one or more term loans (the “Term Loan Facility”) borrowed under a credit agreement (the “Credit Agreement”) entered into by, among others, certain direct or indirect subsidiaries of Emerald Acquisition (the “Borrowers”) and certain third-party financial institutions (the “Lenders”). It is intended that the Term Loan Facility, and a revolving credit facility under the Credit Agreement in an amount of up to U.S. $50 million (the “Revolving Credit Facility” and, together with the Term Loan Facility, the “Facilities”), will be guaranteed, jointly and severally, by Emerald Acquisition and certain Transferred Subsidiaries, including RIMCo (collectively, the “Guarantors”). In addition, a TA Fund and a Reverence Capital Fund (the “Commitment Funds”) have committed to make equity contributions (the “Equity Contributions”) to Emerald Acquisition at closing in the aggregate of U.S. $350 million. The remaining U.S. $150 million of the Purchase Price payable by Emerald Acquisition to FRC (the “Holdback”) will be paid in four annual installments by

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Emerald Acquisition to FRC commencing on December 31, 2017 with payment guaranteed by the Commitment Funds (the “Guarantees”).

Following the closing of the Transaction, RIMCo will be an indirect wholly owned subsidiary of Emerald Acquisition, through which the limited partners of the TA Funds will have a majority ownership interest in RIMCo indirectly through alternative investment vehicles created by or from the TA Funds (the “TA Alternative Investment Vehicles”) and the limited partners of the Reverence Capital Funds will have a significant minority ownership interest in RIMCo indirectly through certain Reverence Capital Funds and through alternative investment vehicles (the “Reverence Capital Entities”). RIMCo will continue to be part of Russell Investments, which will operate as a separate entity with its own governance structure. TA Associates and Reverence Capital will have representation on the boards of directors of certain direct or indirect corporate parent companies of RIMCo.

Additional information regarding the ownership structure of RIMCo following the Transaction is included in Exhibit E. The Transaction is expected to close in the first half of 2016, subject to regulatory and other approvals and other conditions being satisfied. One of these conditions is receipt of consents from certain FRC investment management clients (including the Funds) representing at least eighty percent (80%) of FRC’s investment management fee revenues as of an agreed upon base date. The registered investment companies advised by RIMCo generate approximately thirty-two percent (32%) of FRC’s investment management fee revenues for purposes of this requirement.

Control of RIMCo will be transferred again by a future transaction such as a management acquisition of the RIMCo Equity Interest, an initial public offering, or a disposition by sale or otherwise of the RIMCo Equity Interest arranged by TA Associates and/or Reverence Capital to another party or parties. In such an event, a “change of control” would occur and the Post-Transaction Agreement would automatically terminate by its terms, as required by the 1940 Act.

Information Concerning Emerald Acquisition

Emerald Acquisition is (and it is expected that the terms of the Facilities will require it to remain) a passive holding company with no operations and was created for the sole purpose of entering into the Transaction. At the closing of the Transaction, pursuant to the Equity Contributions, the limited partners of the TA Funds will indirectly acquire approximately a 66.7% outstanding ownership interest and the limited partners of the Reverence Capital Funds will indirectly acquire approximately a 33.3% outstanding ownership interest in Russell Investments through Emerald Acquisition. In addition, approximately 15% of the fully diluted equity of Emerald Acquisition will be reserved for a management equity incentive plan for senior management of Russell Investments.

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TA Associates is one of the oldest and most experienced global growth private equity firms. TA Associates leads buyouts and minority recapitalizations of profitable growth companies in the technology, financial services, business services, healthcare and consumer industries, with more than forty (40) investments in financial services and technology companies and seventeen (17) prior investments in asset management businesses. Reverence Capital is a private investment firm, focused on investing in leading financial services companies. To date, it has invested in businesses involving four (4) asset managers through its private equity funds. Reverence Capital’s partners bring over 90 years of experience across a wide range of financial services sectors with significant experience in the asset management industry.

Transaction Not Expected to Adversely Affect RIMCo or the Funds

It is not expected that the Transaction will affect the investment strategies, processes or fees and expenses of the Funds in which you invest. The Transaction is not expected to have any impact on RIMCo’s investment philosophy, management approach or how RIMCo manages each Fund. The current Money Managers for each Manager-of-Managers Fund will not change as a result of the Transaction, although money manager changes will continue to be made in the normal course of business. While there can be no assurance that any particular RIMCo employee will continue his or her employment with RIMCo or its affiliates, Emerald Acquisition will issue retention awards to certain employees of Russell Investments at the closing of the Transaction. Russell Investments announced on February 9, 2016 that Sandra Cavanaugh, President and CEO of the Trust, has decided to retire at the end of June 2016. She will continue to lead the U.S. retail business and help with a smooth transition as Russell Investments selects and names a successor. In addition, Ms. Cavanaugh will be available as necessary in a consulting capacity for as long as the rest of 2016 to assist with the leadership transition. Once Ms. Cavanaugh retires or her successor has been appointed and assumed his or her responsibilities, Ms. Cavanaugh may resign as a trustee of the Trust. This leadership change is not expected to have an adverse impact on any of the Funds. The proposal does not include any change to any Fund’s investment objective or any change to any Fund’s advisory fee rate or total expense ratio, with the exception of the addition of breakpoints to the advisory fee rates for certain Funds, as described below. For all Funds for which breakpoints are being added, the advisory fee rate under the Post-Transaction Agreement will at all asset levels be equal to or lower than the rate under the Existing Agreement. The Funds will not bear any portion of the costs associated with the Transaction.

As noted above, RIMCo will continue to be part of Russell Investments, which will operate as an independent entity with its own governance structure following the closing of the Transaction. The resources available to RIMCo to conduct its business activities, including its activities in respect of the Funds and to meet its obligations in respect of the Facilities, will consist of the revenues and capital that it generates

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internally, to the extent that such resources are not distributed to the Owners by dividend or otherwise. RIMCo will no longer have LSEG or any other operating company as its parent. Under normal circumstances, it is expected that all of RIMCo’s “free” cash flow will be distributed to the Borrowers to pay principal and interest on the Facilities. Emerald Acquisition, which will own RIMCo indirectly through the Owners as a passive holding company with no operations, will have resources comprised solely of (a) the Guarantees of the Holdback and (b) any funds not prohibited by the terms of the Facilities from being distributed to it by the Borrowers and certain other of Emerald Acquisition’s subsidiaries. The Borrowers will have resources including (1) proceeds from the Term Loan Facility, the initial proceeds of which will be used to fund payment of the Purchase Price to FRC at the Transaction closing; (2) any amounts available under the Revolving Credit Facility; and (3) following the closing, the resources generated by Russell Investments’ business and distributed to the Owners. RIMCo and the other Guarantors will be limited by the terms and conditions of the Facilities from incurring indebtedness to support their business activities and will not be borrowers under the Facilities. The Borrowers may be permitted by the terms of the Facilities to incur incremental indebtedness but there is no assurance that credit will be available to the Borrowers, RIMCo, or any other Transferred Subsidiary.

As further noted above, the Transaction will be funded through a combination of the Equity Contributions and the Facilities. Under this structure, certain Transferred Subsidiaries, including RIMCo, will be Guarantors. Certain of the Equity Interests, including the RIMCo Equity Interest, will be pledged by Emerald Acquisition, the Borrowers and certain of the other Guarantors as collateral for the Facilities (“Loan Collateral”). If the Lenders foreclose on the Loan Collateral for any reason under the terms of the Facilities, including a default in payment of interest or principal as and when due in respect of the Facilities, such action would result in an assignment and automatic termination of the Post-Transaction Agreement. The Borrowers will be primarily dependent upon distributions of the operating profits of the Transferred Subsidiaries, including RIMCo, to make principal and interest payments as and when due in respect of the Facilities. TA Associates and Reverence Capital each believes that the Transferred Subsidiaries’ historical operating profits are sufficient to meet the anticipated obligations of the Borrowers under the Facilities without diminution in the nature, scope, and/or quality of services to be provided to the Funds by RIMCo and its affiliates and that there should not be any pressure to increase fees for such services, increase revenues generated by the Funds for RIMCo and its affiliates, or decrease costs associated with such services in order to satisfy the terms or conditions of the Facilities. However, the operating profits of RIMCo and the other Transferred Subsidiaries after the Transaction may be adversely affected by a variety of factors, including general economic, market and/or business conditions, and by adverse developments specific to the business activities and operations of RIMCo and/or the other Transferred Subsidiaries. Consequently, there is no assurance that their operating profits will be sustained at historical levels. Emerald Acquisition is prepared to support RIMCo’s business through reinvesting cash flow to the extent

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not needed by the Borrowers to pay principal and interest in respect of the Facilities and additional capital investments, if and as appropriate, but has made no commitment and may be financially constrained in its ability to do so. TA Associates and Reverence Capital have made no commitment to provide any other financial support to Emerald Acquisition or RIMCo following the closing of the Transaction.

Although the Lenders have provided commitment letters for the Facilities, final terms of the Facilities have not been negotiated and finalized by Lenders, TA Associates and Reverence Capital. While not currently determinable, it is expected that the final terms of the Facilities will provide that, among other things, various conditions and events, including any failure in the payment of principal, interest, fees or other amounts as and when due in respect of the Facilities (subject to any applicable exceptions and/or grace periods), will result in events of default. After and during the continuance of such events of default, Lenders may be entitled to exercise various remedies, including foreclosure on the Loan Collateral. Foreclosure on the Loan Collateral would cause a change of control of RIMCo and automatic termination of the Post-Transaction Agreement by its terms, as required by the 1940 Act. The terms and conditions of the Facilities are expected to include restrictions on the ability of the Borrowers, Emerald Acquisition and the other Guarantors (including RIMCo) to make payments of dividends, incur indebtedness, incur liens, enter burdensome agreements, consummate certain asset dispositions, and make material changes in the nature of the business and are expected to include a requirement for continuation of Emerald Acquisition’s status as a passive holding company with no operations. These restrictions are not expected by RIMCo, TA Associates, or Reverence Capital to materially impact the businesses of RIMCo or other Guarantors or the Funds following the Transaction. A violation of any of these restrictions, however, if not cured within any applicable grace period, could result in an exercise of the Lenders’ remedies in respective of the Loan Collateral, a change of control of RIMCo, and automatic termination of the Post-Transaction Agreement. The final terms of the Facilities also are expected to include a financial maintenance covenant (the “Financial Covenant”) that would, subject to certain terms and conditions, prohibit Emerald Acquisition and certain of its subsidiaries from exceeding certain levels of indebtedness in its capital structure. If permissible debt levels are exceeded under the Facilities, it is expected that Emerald Acquisition would be permitted to contribute additional capital to the Borrowers and/or the Borrowers would be permitted to raise additional equity in order to restore Emerald Acquisition’s compliance with the Financial Covenant. However, there is no assurance that any such additional capital contributions would be made by Emerald Acquisition or that the Borrowers would be able to raise or, if raised, apply any such additional equity proceeds in order to restore compliance with the Financial Covenant. The final terms of the Facilities may provide for additional events of default, which could result in foreclosure on the Loan Collateral and other rights to the Lenders, and additional limitations on the business activities and operations of RIMCo and the other Transferred Subsidiaries during the term of the Facilities, the effects of which cannot now be determined.

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The consequences of a Loan Collateral foreclosure and ensuing automatic termination of the Post-Transaction Agreement by virtue of a change of control of RIMCo are not determinable at this time. In the event of a change of control, the Board would consider what actions, if any, are available, necessary, appropriate, and in the best interests of the Funds and their shareholders under the circumstances, which may include approving a temporary interim advisory agreement with RIMCo in accordance with Rule 15a-4 under the 1940 Act that would allow RIMCo to continue to serve as investment manager for a maximum period of 150 days.

Upon closing of the Transaction or shortly thereafter, RIMCo will be converted from a corporation to a limited liability company. In addition, RIMCo’s institutional advisory business is expected to be transferred to a different Transferred Subsidiary. Neither change is expected to impact the services provided to the Funds.

Impact of the Transaction on the Funds’ Existing Agreement and Summary of the Proposal

Shareholders of each Fund are being asked to approve the Post-Transaction Agreement between the Fund and RIMCo (or a limited liability company successor to RIMCo). The consummation of the Transaction will constitute an “assignment” (as defined in the 1940 Act) of the Existing Agreement. As required by the 1940 Act, the Existing Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Existing Agreement for each Fund will terminate upon the consummation of the Transaction, and approval of the Post-Transaction Agreement for the Fund is necessary if RIMCo is going to continue to manage the Funds.

Factors Considered by the Trustees and their Recommendation

The 1940 Act requires that the Board, including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve initially for a term not to exceed two years the Existing Agreement and, with respect to the Funds that employ a manager-of-managers method of investment, the portfolio management and non-discretionary investment advisory contract, as applicable, with each Money Manager of the Funds (collectively, the “Existing Money Manager Agreements,” and together with the Existing Agreement, the “Existing RIC Agreements”) and, thereafter, to approve the continuation of each such Existing RIC Agreement on at least an annual basis, and that the terms and conditions of each Existing RIC Agreement provide for its termination if continuation is not approved annually and upon its “assignment” within the meaning of Section 2(a)(4) of the 1940 Act (“assignment”).

The Board, including all of the Independent Trustees, considered and approved the Existing RIC Agreements for an initial term of two years at a meeting held in person on July 29, 2014, and shareholders of each Fund approved the Fund’s Existing

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Agreement on November 3, 2014 or November 25, 2014 in connection with the change of control resulting from the LSEG Transaction.

In connection with the LSEG Transaction, completion of which was announced on December 3, 2014, LSEG stated that it would undertake the Review of FRC’s investment management business to determine its positioning and fit with LSEG. One part of the Review was to determine whether the FRC investment management business would be more valuable as part of the LSEG organization or as part of an organization with existing investment management activities. On February 5, 2015, LSEG publicly announced that it had completed the Review, that the conclusion of the Review was to explore a sale of the FRC investment management business in its entirety, and that a sale process would commence. Following this date, LSEG solicited expressions of interest in acquiring FRC’s investment management business from potential bidders in an auction process. LSEG will retain FRC and FRC’s index business. FRC’s index business has historically provided various services and support to RIMCo in respect of RIMCo’s Fund-related activities. In connection with the Transaction, FRC and Russell Investments will enter into index and intellectual property license agreements which will provide Russell Investments, including RIMCo, with access to the LSEG retained intellectual property and index data used in the conduct of its asset management business, including RIMCo’s Fund-related services.

The Independent Trustees discussed with RIMCo and LSEG and monitored throughout the sale process the impact of uncertainty as to RIMCo’s ownership on the retention of key employees and on the ability of the Funds to retain assets and attract additional assets. The Independent Trustees requested, and RIMCo provided, weekly reports regarding Fund asset inflows and outflows and departures of key personnel. The Independent Trustees also received periodic status reports regarding the sale process from RIMCo and LSEG. Following the emergence of interested bidders, the Independent Trustees communicated their perspectives on certain of the bidders to RIMCo or LSEG when presented with opportunities to do so. With respect to private equity firm bidders, such as TA Associates, these perspectives included Board concerns as to possible negative market reaction to the perceived transitional nature of any transaction with a private equity firm and to any utilization of significant leverage to complete such a transaction. The Board received status reports on the sale process not only at its regularly scheduled quarterly meetings during the sale process but in interim telephone conference call meetings with RIMCo and/or LSEG.

In anticipation of a change of ownership of RIMCo and consequent assignment and termination of the Existing RIC Agreements as a result of the announced conclusions of the Review, the Board met in person on May 18, 2015 (the “Existing RIC Agreement Review Meeting”) to review and discuss with RIMCo information (the “Existing RIC Agreement Financial Information”) regarding each Fund’s performance, fees, expenses, and profitability as of December 31, 2014.

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During the course of a year, the Trustees receive a wide variety of materials regarding, among other things, the investment performance of the Funds, sales and redemptions of the Funds’ shares, management of the Funds and other services provided by RIMCo, and compliance with applicable regulatory requirements. In preparation for the Existing RIC Agreement Review Meeting, the Independent Trustees, with the advice and assistance of their independent counsel (“Independent Counsel”), also requested, and the Board reviewed: (1) information and reports prepared by RIMCo relating to the profitability of each Fund to RIMCo; (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of certain of the Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds; and (3) information prepared by RIMCo (the “RIMCo Comparative Information”) comparing the performance of certain Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by RIMCo to be generally comparable in investment objectives to the Funds. In the case of each Fund, its other peer funds, whether identified as such in the Third-Party Information or the RIMCo Comparative Information, are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain, but not all, Funds, the Third-Party Information reflected changes in the Comparable Funds included in the Performance and Expense Universes as requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing and other information received by the Board, including the Independent Trustees, in connection with its review of the Existing RIC Agreements at the Existing RIC Agreement Review Meeting is included in the Existing RIC Agreement Financial Information.

On October 8, 2015, LSEG announced that it had entered into the Purchase Agreement with FRC and Emerald Acquisition, providing for a possible sale of FRC’s investment management business to Emerald Acquisition. The Transaction, if completed, would result in the assignment of the Existing Agreement. Because the Existing Agreement would terminate upon its assignment, the Board was asked to consider approval of the terms and conditions of the Post-Transaction Agreement pursuant to which RIMCo, as an affiliate of Emerald Acquisition, would continue to serve as the investment adviser of each Fund following completion of the Transaction and thereafter to submit the Post-Transaction Agreement to each Fund’s shareholders for approval, as required by the 1940 Act. Because the Existing Money Manager Agreements may be deemed to terminate upon assignment of each Fund’s Existing Agreement, the Board also was asked to approve new portfolio management and/or non-discretionary investment advisory contracts with each applicable Fund’s Money Managers (the “Post-Transaction Money Manager Agreements,” and together with the Post-Transaction Agreement, the “Post-Transaction RIC Agreements”).

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Following the announcement by LSEG of the Transaction, the Independent Trustees, with the advice and assistance of Independent Counsel, requested information to evaluate the Post-Transaction RIC Agreements. The Independent Trustees requested information relating to the nature, scope, and quality of services provided to the Funds by RIMCo and its affiliates and advised RIMCo of their willingness to rely upon the Existing RIC Agreement Financial Information in their evaluation of the Post-Transaction RIC Agreements, if and to the extent that such information, together with any information updating or supplementing such information, continued to be accurate and complete as of the date of the request. In response to this request, RIMCo provided information relating to the nature, scope, and quality of services provided to the Funds by RIMCo and its affiliates which information also included the Existing RIC Agreement Financial Information as updated or supplemented as needed. Separately, the Independent Trustees submitted requests for information specifically regarding Emerald Acquisition and the impact of the Transaction on the interests of the Funds and their shareholders. The foregoing information and other information provided or presented by RIMCo, Emerald Acquisition, TA Associates, and Reverence Capital to the Board, including the Independent Trustees, in connection with its evaluation of the Post-Transaction RIC Agreements, including the information referred to below, hereinafter is referred to collectively as the “Post-Transaction RIC Agreement Information.”

On November 3, 2015, the Board met by telephone conference call to discuss preliminarily the announcement of the Transaction with representatives of FRC, RIMCo, TA Associates and Reverence Capital.

At a meeting held in person on December 7-8, 2015 (the “Post-Transaction RIC Agreement Information Meeting”), the Board, in further preparation for its evaluation of the Post-Transaction RIC Agreements, reviewed the Post-Transaction RIC Agreement Information with representatives of FRC, RIMCo, Fund management, TA Associates, and Reverence Capital, and separately in private sessions with Independent Counsel at which no representatives of FRC, RIMCo, Fund management, TA Associates, or Reverence Capital were present. Prior to the Post-Transaction RIC Agreement Information Meeting, the Board submitted supplemental information requests, including a supplemental request for additional analyses and information regarding the financial stability of RIMCo and financial models supporting the belief of TA Associates and Reverence Capital as to RIMCo’s financial stability following completion of the Transaction. Prior to the Post-Transaction RIC Agreement Information Meeting, the Trustees received a memorandum from counsel to the Funds (“Fund Counsel”) discussing the legal standards for their consideration of the Post-Transaction RIC Agreements, and the Independent Trustees separately received a memorandum regarding their responsibilities from Independent Counsel. At the Post-Transaction RIC Agreement Information Meeting, the Board requested additional information needed to evaluate the Post-Transaction RIC Agreements, including information regarding covenants and events of default in the Term Loan Facility and the Revolving Credit Facility that could lead to a change of control of RIMCo.

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The Board met in person on December 16, 2015 to consider the approval of the Post-Transaction RIC Agreements (the “Post-Transaction RIC Agreement Evaluation Meeting,” and together with the Existing RIC Agreement Review Meeting and the Post-Transaction RIC Agreement Information Meeting, the “Agreement Information Meetings,” or individually an “Agreement Information Meeting”). At the Post-Transaction RIC Agreement Evaluation Meeting, the Independent Trustees met in person with representatives of FRC, RIMCo, and Fund management to review additional Post-Transaction RIC Agreement Information received after the Post-Transaction RIC Agreement Information Meeting and prior to or at that meeting. Representatives of TA Associates and Reverence Capital participated in the Post-Transaction RIC Agreement Information Meeting in person and participated in the Post-Transaction RIC Agreement Evaluation Meeting by conference call. Presentations made by FRC, RIMCo, TA Associates, and Reverence Capital at the Agreement Information Meetings encompassed all of the Funds and the other RIMCo-managed funds for which the Board has supervisory responsibility (the “Other Russell Funds”). Information received by the Board, including the Independent Trustees, prior to and at the Agreement Information Meetings is included in the Post-Transaction RIC Agreement Information. Presentations made by FRC, RIMCo, TA Associates, and Reverence Capital at the Agreement Information Meetings also are included in the Post-Transaction RIC Agreement Information. Prior to voting at the Post-Transaction RIC Agreement Evaluation Meeting, the Independent Trustees met in executive session with Independent Counsel, at which no representatives of FRC, RIMCo, Fund management, TA Associates, or Reverence Capital were present, to review additional Post-Transaction RIC Agreement Information received prior to and at the Meeting. The discussion below reflects all of these reviews.

The Board’s evaluation of the Post-Transaction RIC Agreements reflected the Post-Transaction RIC Agreement Information and other information received by the Board during the course of the year or in prior years. The Independent Trustees’ evaluations of the Post-Transaction RIC Agreements also reflected the knowledge and familiarity gained as Board members of the Funds and the Other Russell Funds with respect to services provided by RIMCo, RIMCo’s affiliates, and each Money Manager to the Funds under the Existing RIC Agreements and services proposed to be provided to the Funds under the Post-Transaction RIC Agreements.

In evaluating the Post-Transaction RIC Agreement Information, the Board considered that each of the Funds, other than the Russell Strategic Call Overwriting Fund, Select U.S. Equity Fund, and Select International Equity Fund (the “RIMCo-Managed Funds”) and Funds that are structured as funds of funds (the “Funds of Funds”), employs a manager-of-managers method of investment and RIMCo’s advice that such Manager-of-Managers Funds in employing a manager-of-managers method of investment operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an investment advisory fee is paid by the investment company to its adviser, which in

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turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Funds except the RIMCo-Managed Funds and the Funds of Funds, which are currently managed only by RIMCo. A Money Manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of a Manager-of-Managers Fund’s assets to manage directly in its discretion, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIMCo representing its investment recommendations, based upon which RIMCo purchases and sells securities for a Manager-of-Managers Fund, or (3) both a discretionary and a non-discretionary assignment.

The Board considered that RIMCo (rather than any Money Manager in the case of Manager-of-Managers Funds) is responsible under the Existing Agreement, and would be responsible under the Post-Transaction Agreement, for determining, implementing, and maintaining the investment program for each Fund. Assets of each Manager-of-Managers Fund generally have been allocated among multiple Money Manager investment strategies. The Manager-of-Managers Funds may employ discretionary and/or non-discretionary Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages Manager-of-Managers Fund assets not allocated to discretionary Money Managers, which include assets managed by RIMCo to effect a Manager-of-Managers Fund’s investment strategies and/or to actively manage a Manager-of-Managers Fund’s overall exposures to seek to achieve the desired risk/return profile for the Fund. RIMCo also manages the portion of Manager-of-Managers Fund assets for which a Manager-of-Managers Fund’s non-discretionary Money Managers provide model portfolios to RIMCo and each Manager-of-Managers Fund’s liquidity reserves. RIMCo may also manage portions of a Manager-of-Managers Fund during transitions between Money Managers. The assets of each Fund of Funds are invested in different combinations of underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund of Funds and/or the underlying Funds in which the Funds of Funds invest. In all cases, Fund assets are managed directly by RIMCo pursuant to authority provided by the Existing Agreement, and would be managed directly by RIMCo pursuant to authority provided by the Post-Transaction Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Manager-of-Managers Fund and for actively managing allocations and reallocations of its assets among the Money Managers or their strategies and RIMCo itself. The Board has been advised that RIMCo’s goal with respect to the Manager-of-Managers Funds is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for a Manager-of-Managers Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Manager-of-Managers Fund’s applicable

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investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. For each Manager-of-Managers Fund, RIMCo is responsible, among other things, for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in or provide recommendations with respect to certain investment strategies for a Manager-of-Managers Fund; and recommending annually to the Board whether portfolio management and non-discretionary investment advisory contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification, or termination of portfolio management and non-discretionary investment advisory contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment or strategy constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Manager-of-Managers Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but also on the basis of anticipated compatibility with other Money Managers in the same Manager-of-Managers Fund. In light of the foregoing, the overall performance of each Manager-of-Managers Fund over appropriate periods has reflected, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Manager-of-Managers Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers or their strategies in a manner designed to achieve the objectives of the Manager-of-Managers Fund.

The Board considered that the prospectuses for the Manager-of-Managers Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each such Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any Manager-of-Managers Fund. The Board further considered that Manager-of-Managers Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the structure of the Manager-of-Managers Funds.

The Board also considered the demands and complexity of managing the Manager-of-Managers Funds pursuant to the manager-of-managers structure; the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds; and the likelihood that, at the current expense ratio of each Manager-of-Managers

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Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the structure of the Manager-of-Managers Funds, the Trustees considered, with respect to each Fund, various specific factors in respect of the Post-Transaction Agreement, including the following:

1.	The nature, scope, and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2.	The investment performance of each Fund, RIMCo and, with respect to the Manager-of-Managers Funds, each Money Manager, including the investment performance of each Fund in absolute terms and relative to its benchmark(s) and Comparable Funds;

3.	The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers for Funds that are Manager-of-Managers Funds;

4.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative or transfer agent fees and any fees received for management or administration of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

5.	Information provided by RIMCo as to expenses incurred by the Fund including the expenses incurred by each Fund relative to its Comparable Funds;

6.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund; and

7.	Information provided by RIMCo concerning economies of scale and whether any scale economies are adequately shared with the Fund.

In reviewing the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board discussed with senior representatives of RIMCo at the Post-Transaction RIC Agreement Information Meeting the impact on the Funds’ operations of changes in RIMCo personnel providing investment management and other services to the Funds during the past year or expected in the future, whether as a result of the LSEG Transaction, the Review, the Transaction, or otherwise. The Board was not advised of any expected diminution in the nature, scope, or quality of the investment advisory or other services provided to the Funds from such changes.

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As noted above, RIMCo, in addition to managing the investment of each Manager-of-Managers Fund’s cash, may directly manage a portion of certain Manager-of-Managers Funds (the “Participating Funds”) pursuant to the relevant Existing Agreement and the Post-Transaction Agreement, the actual allocation being determined from time to time by the Participating Funds’ portfolio manager. Beginning in 2012, RIMCo implemented a strategy of managing a portion of the assets of the Participating Funds to actively manage such Funds’ overall exposures by investing in securities or other instruments that RIMCo believes will achieve the desired risk/return profiles for such Funds. RIMCo monitors the Participating Funds’ risk/return profiles by assessing Fund characteristics, including risk, using a variety of measurements, such as tracking error, and may seek to actively manage Fund exposures consistent with the Funds’ investment objectives and strategies. For U.S. equity Funds, Fund exposures may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry, or sector). For non-U.S. equity, global infrastructure, and global real estate Funds, Fund exposures may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry, sector, country or region). For fixed-income Funds, Fund exposures may be managed with the goal to increase or decrease exposures (such as sector, industry, currency, credit, or mortgage exposure, country risk, yield curve positioning or interest rates). For alternative and specialty Funds, Fund exposures may be managed with the goal to increase or decrease exposures (such as volatility, momentum, value, growth, capitalization size, industry, sector, region, currency, commodity, credit or mortgage exposure, country risk, yield curve positioning or interest rates). For all Funds, Fund characteristics may be managed to offset undesired relative over- or under-weights in order to seek to achieve the desired risk/return profile for each Fund. RIMCo may utilize quantitative or qualitative analysis or quantitative models designed to assess Fund characteristics and identify a portfolio that provides the desired exposures or use strategies based on indexes that represent the desired exposures, including index replication and optimized index sampling. Based on this, for the portion of a Fund’s assets directly managed by RIMCo, RIMCo may invest in common stocks, fixed income securities, pooled investment vehicles, exchange-traded notes, REITs, short-term investments, currencies and/or derivatives, including futures, forwards, options, and/or swaps, in order to seek to achieve the desired risk/return profile for the Fund. Derivatives may be used to take long or short positions. In addition, RIMCo may elect to adjust the exposure obtained through the cash equitization process to manage Fund exposures.

RIMCo also may manage Fund assets directly to effect a Fund’s investment strategies. RIMCo’s direct management of assets for these purposes is hereinafter referred to as the “Direct Management Services.” RIMCo also may reallocate Fund assets among Money Managers, increase Fund cash reserves, or determine not to be fully invested. RIMCo’s Direct Management Services generally are not intended to be a primary driver of Manager-of-Managers Funds’ investment results, although the services may have a positive or negative impact on investment results, but rather are

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intended to enhance incrementally the ability of Funds to carry out their investment programs. The Board considered that during the period, and to the extent that RIMCo employs its Direct Management Services other than via the cash equitization process in respect of Participating Funds, RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets that are directly managed and that the profits derived by RIMCo generally and from the Participating Funds consequently may be increased incrementally, although RIMCo may incur additional costs in providing Direct Management Services. The Board, however, also considered the potential benefits of the Direct Management Services to Participating Funds; the limited, although increasing, amount of assets that to the date of the Agreement Information Meetings were being managed directly by RIMCo pursuant to the Direct Management Services; and the fact that the aggregate Advisory Fees paid by the Participating Funds are not increased as a result of RIMCo’s direct management of Fund assets as part of the Direct Management Services or otherwise.

In reviewing the Funds’ Advisory Fees in light of Fund performance, the Board considered that in the Post-Transaction RIC Agreement Information and at past meetings, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives. The Board noted RIMCo’s further past advice that the strategies pursued by the Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

The Third-Party Information included, among other things, comparisons of the Funds’ Advisory Fees with the investment advisory fees of their Comparable Funds on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds). The Third-Party Information, among other things, showed that the Russell U.S. Dynamic Equity Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Strategic Bond Fund, Russell Short Duration Bond Fund, Russell Global Opportunistic Credit Fund, Russell Commodity Strategies Fund, Russell Global Infrastructure Fund, Russell Global Real Estate Securities Fund, Balanced Strategy Fund, and Growth Strategy Fund each had an Advisory Fee which, compared with its Comparable Funds’ investment advisory fees on an actual basis, was ranked in the fourth or fifth quintile of its Expense Universe for that expense component. The Advisory Fee for each of the other Funds ranked in the third quintile or better of its Expense Universe. In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest investment advisory fees among the Expense Universe funds. The comparisons were based upon the latest fiscal years for the Expense Universe funds. The Board considered RIMCo’s explanation of the reasons for the Funds’ actual Advisory Fee rankings and RIMCo’s

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belief that the Funds’ Advisory Fees are fair and reasonable under the circumstances, notwithstanding such comparisons.

In discussing the Funds’ Advisory Fees generally, RIMCo noted, among other things, that its Advisory Fees for the Funds encompass services that may not be provided by investment advisers to the Funds’ Comparable Funds, such as cash equitization and, in the case of the Manager-of-Managers Funds, management of portfolio transition costs when Money Managers are added, terminated or replaced.

RIMCo also observed that its “margins” in providing investment advisory services to the Manager-of-Managers Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Manager-of-Managers Funds’ Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered in the context of a Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s total expense ratio.

The Board further considered RIMCo’s advice at the Post-Transaction RIC Agreement Information Meeting that it intended to propose the addition of breakpoints to the Advisory Fee rates paid by the following Funds: Russell Short Duration Bond Fund, Russell Global Real Estate Securities Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell U.S. Dynamic Equity Fund, Russell Strategic Bond Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Commodity Strategies Fund, Russell Global Opportunistic Credit Fund, Russell Global Infrastructure Fund, Russell Multi-Strategy Alternative Fund, Russell U.S. Strategic Equity Fund, Russell U.S. Large Cap Equity Fund, Russell U.S. Mid Cap Equity Fund, Russell Multi-Strategy Income Fund, and Russell Tax-Managed International Equity Fund (together, the “Breakpoint Funds”). RIMCo advised the Board at the Post-Transaction RIC Agreement Information Meeting that the addition of such breakpoints was expected to reduce the Advisory Fees paid by Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Strategic Bond Fund, Russell Tax-Managed U.S. Large Cap Fund, and Russell U.S. Strategic Equity Fund at current asset levels. The other Breakpoint Funds’ current assets would not reach the first breakpoints.

RIMCo attributed the relative ranking of the actual Advisory Fees of the Russell U.S. Dynamic Equity Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, and Russell Global Real Estate Securities Fund to the practice among smaller Expense Universe funds to apply expense waivers intended to improve their total expense comparisons first to investment advisory fees, making meaningful comparisons of actual advisory fees difficult. RIMCo also noted that meaningful changes to the composition of the Russell Global Real Estate Securities Fund’s

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Expense Universe in the past year had adversely affected the Fund’s Expense Universe ranking. The Board considered the impact of the proposed addition of breakpoints to the Advisory Fee rates paid by each of these Funds.

RIMCo attributed the relative ranking of the actual Advisory Fee of the Russell Tax-Managed U.S. Large Cap Fund and Russell Tax-Managed U.S. Mid & Small Cap Fund to the fact that very few of the Russell Tax-Managed U.S. Large Cap Fund’s Expense Universe funds, and none of the Russell Tax-Managed U.S. Mid & Small Cap Fund’s Expense Universe funds, offer the tax-managed characteristics of the Funds. At the Post-Transaction RIC Agreement Information Meeting, the Independent Trustees requested that RIMCo provide additional information to support the reasonableness of such Funds’ Advisory Fees or consider waiving or otherwise reducing a portion of the Advisory Fees. At the Post-Transaction RIC Agreement Information Meeting and Post-Transaction RIC Agreement Evaluation Meeting, the Board considered RIMCo’s notice of its intent to propose the addition of breakpoints to the Advisory Fee rates paid by each of these Funds, but that the breakpoints would not immediately impact the Advisory Fee paid by the Russell Tax-Managed U.S. Mid & Small Cap Fund. The Board further considered RIMCo’s discussion regarding the added value of each Fund’s tax-aware strategy, which had resulted in the Russell Tax-Managed U.S. Large Cap Fund’s after tax return ranking in the first or second quintile of its Performance Universe for the 1-, 3-, 5- and 10-year periods ended November 30, 2015, and the Russell Tax-Managed U.S. Mid & Small Cap Fund’s after tax return ranking in the first or second quintile of its Performance Universe for the 3-, 5-, and 10-year periods ended such date.

With respect to the Russell Strategic Bond Fund, Russell Short Duration Bond Fund, and Russell Global Opportunistic Credit Fund, RIMCo noted that as part of a competitive review of the Funds’ total expense ratios, RIMCo had implemented contractual advisory fee waivers of 3.4 basis points, 3.2 basis points, and 4.4 basis points, respectively, effective March 1, 2015. The Board considered that RIMCo had proposed the addition of breakpoints to the Fund’s Advisory Fee rate, which could result in reduced Advisory Fees for the Fund in the future upon reaching certain asset levels.

RIMCo attributed the relative ranking of the actual Advisory Fees of the Russell Commodity Strategies Fund to changes in its Expense Universe during the past year that adversely affected the Fund’s Expense Universe rankings. The Board considered RIMCo’s expressed belief that, because of the small size of the Fund’s Expense Universe, any change in the number of Comparable Funds may be expected to have, and has had, an impact on the ranking of the Fund’s Advisory Fees. RIMCo also noted that the Russell Commodity Strategies Fund is the only multi-manager fund in the Expense Universe and, as such, offers a unique value proposition, which justifies its relative ranking of the actual Advisory Fee. The Board also considered that, effective March 1, 2015, RIMCo had changed its voluntary Advisory Fee waiver of 3 basis points to a contractual fee waiver, for a total contractual Advisory Fee waiver

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of 30 basis points. The Board further considered that RIMCo at the Post-Transaction RIC Agreement Evaluation Meeting, after discussions that began at the Existing RIC Agreement Information Meeting, agreed to an additional contractual Advisory Fee waiver of 8 basis points effective March 1, 2016. The Board considered that RIMCo had proposed the addition of breakpoints to the Fund’s Advisory Fee rate, which could result in reduced Advisory Fees for the Fund in the future upon reaching certain asset levels.

With respect to the Russell Global Infrastructure Fund, the Board considered RIMCo’s expressed belief that, because of the small size of the Fund’s Expense Universe, any change in the number of Comparable Funds may be expected to have, and has had, an impact on the ranking of the Fund’s Advisory Fees. The Board also considered that, effective March 1, 2015, RIMCo had changed its voluntary Advisory Fee waiver of 2 basis points to a contractual fee waiver, for a total contractual advisory fee waiver of 33 basis points. The Board further considered that RIMCo at the Post-Transaction RIC Agreement Evaluation Meeting, after discussions that began at the Existing RIC Agreement Information Meeting, agreed to an additional contractual Advisory Fee waiver of 2 basis points, effective March 1, 2016. The Board considered that RIMCo had proposed the addition of breakpoints to the Fund’s Advisory Fee rate, which could result in reduced Advisory Fees for the Fund in the future upon reaching certain asset levels.

With respect to the Balanced Strategy Fund and the Growth Strategy Fund, the Board considered that the actual Advisory Fee for each Fund was less than 3 basis points from the third quintile of its Expense Universe.

Based upon information provided by RIMCo, the Board reviewed for each Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund appropriately reflects or should be revised to reflect any such economies. The Board reviewed, among other things, the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Manager-of-Managers Funds as well as net Fund redemptions or purchases in recent years, including, especially, the period since LSEG’s announcement of the conclusion of the Review and its intention to sell the FRC investment management business. The Board considered RIMCo’s advice that the impact of its Direct Management Services was not expected to materially affect RIMCo’s economies due to the relatively small strategic allocation targets and associated costs to RIMCo of providing such services. The Board further considered RIMCo’s advice at the Post-Transaction RIC Agreement Information Meeting and Post-Transaction RIC Agreement Evaluation Meeting that it intended to propose the addition of breakpoints to the Advisory Fee rates paid by the Breakpoint Funds and RIMCo’s rationale for determining which Funds would be Breakpoint Funds and the level of breakpoints.

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The Board also considered that the fees payable to RIMCo or its affiliates by most but not all institutional clients with respect to institutional funds with investment objectives similar to those of the Funds and the Other Russell Funds are lower, and, in some cases may be substantially lower, than the rates paid by certain of the Funds and the Other Russell Funds. The Trustees received information comparing the fees payable to RIMCo by certain institutional clients and the Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Funds. RIMCo explained, among other things, that institutional clients have fewer compliance, administrative, and other needs than the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients, and that the process associated with the acquisition of new assets is considerably more expensive in the retail market, relative to the institutional market. The Board noted that RIMCo provides office space and facilities to the Funds and all of the Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds are sufficiently different from the services provided to the institutional clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that the total expenses for the Russell U.S. Dynamic Equity Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Emerging Markets Fund, Russell Strategic Bond Fund, Russell Short Duration Bond Fund, Russell Global Opportunistic Credit Fund, Russell Commodity Strategies Fund, Russell Global Infrastructure Fund, Russell Tax Exempt Bond Fund, Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, and Equity Growth Strategy Fund each ranked in the fourth or fifth quintile of its Expense Universe based upon the latest fiscal years for the Expense Universe funds. The total expenses for each of the other Funds ranked in the third quintile or better of its Expense Universe. In these rankings, the first quintile represents the funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the Expense Universe funds. In the case of each of the aforementioned Funds, other than the Russell Tax Exempt Bond Fund, Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, and Equity Growth Strategy Fund, a significant factor in the Fund’s total expense ranking was the Fund’s Advisory Fee when compared to the investment advisory fees of other Expense Universe funds. The Board considered that the total expenses shown in the Third-Party Information for each of the Russell Global Opportunistic Credit Fund, Russell Short Duration Bond Fund, Russell Global Infrastructure Fund, Russell Tax Exempt Bond Fund, Conservative Strategy Fund, and Moderate Strategy Fund were within 5 basis points or less from the third quintile of the respective Fund’s Expense Universe. The Board further considered that after taking account of contractual advisory fee waivers implemented by RIMCo as of

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March 1, 2015 for the Russell Global Opportunistic Credit Fund and Russell Global Infrastructure Fund, and the additional Advisory Fee waiver to be implemented by RIMCo on March 1, 2016 for the Russell Global Infrastructure Fund, the total expenses for the Russell Global Opportunistic Credit Fund and Russell Global Infrastructure Fund ranked in the third quintile of their respective Expense Universes, and that the total expenses of the Russell Tax Exempt Bond Fund were within 1 basis point from the third quintile of its Expense Universe. With respect to each of the other Funds with total expenses ranked in the fourth or fifth quintile of their Expense Universes, RIMCo expressed its belief that the Funds’ overall expense ratios were reasonable, notwithstanding the Third-Party Information comparisons. RIMCo provided explanations for the relative ranking of the total expense ratios for certain Funds.

With respect to the Russell U.S. Dynamic Equity Fund and Russell Emerging Markets Fund, the Board considered RIMCo’s explanation that significant changes in each Fund’s Expense Universe during the past year adversely affected the ranking of the Fund’s total expenses. The Board also considered the impact of the proposed additional Advisory Fee breakpoints on each Fund’s total expenses. At the Post-Transaction RIC Agreement Information Meeting, the Independent Trustees requested that RIMCo provide additional information to support the reasonableness of the fee and expense levels of the Russell Emerging Markets Fund or consider waiving or otherwise reducing a portion of the Advisory Fee. The Board considered RIMCo’s advice at the Post-Transaction RIC Agreement Evaluation Meeting that the Russell Emerging Markets Fund maintains more exposure to so-called “frontier markets” and smaller capitalization companies, which entail more expense than other Expense Universe funds, and when ranked only against sub-advised Comparable Funds in the Expense Universe, the Fund was 0.9 basis points from the third quintile and would be 0.3 basis points from the third quintile when reflecting the proposed addition of Advisory Fee breakpoints.

With respect to the Russell Tax-Managed U.S. Large Cap Fund, the Board considered RIMCo’s explanation that the number of Comparable Funds in the Expense Universe had decreased during the past year, which caused the Expense Universe’s average expense ratio to drop by 2 basis points while the Fund’s total expense ratio remained relatively unchanged. At the Post-Transaction RIC Agreement Information Meeting, the Independent Trustees requested that RIMCo provide additional information to support the reasonableness of the Fund’s fee and expense levels or consider waiving or otherwise reducing a portion of the Advisory Fee. RIMCo noted the expected impact of the proposed addition of Advisory Fee breakpoints on the Fund’s total expenses. The Board considered RIMCo’s advice at the Post-Transaction RIC Agreement Evaluation Meeting that very few of the funds in the Expense Universe offered an active tax-managed or tax-aware strategy that was comparable to the Fund’s strategy. The Board further considered RIMCo’s advice regarding the added value of the Fund’s tax-aware strategy, which had resulted in the Fund’s after tax return ranking in the first or second quintile of its Performance Universe for the 1-, 3-, 5-, and 10-year periods ended November 30, 2015.

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With respect to the Russell Tax-Managed U.S. Mid & Small Cap Fund, the Board considered RIMCo’s advice that none of the funds in its Expense Universe pursued a tax-managed or tax-aware strategy comparable to the Fund’s strategy. At the Post-Transaction RIC Agreement Information Meeting, the Independent Trustees requested that RIMCo provide additional information to support the reasonableness of the fee and expense levels of the Russell Tax-Managed U.S. Mid & Small Cap Fund or consider waiving or otherwise reducing a portion of the Advisory Fee. The Board considered RIMCo’s advice at the Post-Transaction RIC Agreement Evaluation Meeting regarding the added value of the Fund’s tax-aware strategy, which had resulted in the Fund’ after tax return ranking in the first or second quintile of its Performance Universe for the 3-, 5-, and 10-year periods ended November 30, 2015. The Board further considered RIMCo’s advice that tax management of a mid- and small-cap fund entails more expense than a large cap fund. The Board noted that the proposed addition of an Advisory Fee breakpoint was not expected to impact the Fund’s total expenses at current asset levels.

With respect to the Russell Commodity Strategies Fund, the Board considered RIMCo’s expressed belief that, because of the small size of the Fund’s Expense Universe, any change in the number of Comparable Funds may be expected to have, and has had, an impact on the ranking of the Fund’s total expenses. In addition to the sensitivity and volatility of the Expense Universe to constituent changes, RIMCo again noted that the Fund was the only multi-manager fund in its Expense Universe and offers a unique value proposition to its peers, justifying its relatively higher total expense ratio. The Board considered that, effective March 1, 2015, RIMCo had changed its voluntary Advisory Fee waiver of 3 basis points to a contractual fee waiver, for a total contractual advisory fee waiver of 30 basis points. At the Post-Transaction RIC Agreement Information Meeting, the Independent Trustees requested that RIMCo provide additional information to support the reasonableness of the Fund’s fee and expense levels or consider waiving or otherwise reducing a portion of the Advisory Fee. The Board considered at the Post-Transaction RIC Agreement Evaluation Meeting that RIMCo agreed to an additional contractual Advisory Fee waiver of 8 basis points, effective March 1, 2016, which was expected to bring the Fund’s total expenses into the third quintile of its Expense Universe.

With respect to the Russell Strategic Bond Fund, Russell Short Duration Bond Fund, and Russell Global Opportunistic Credit Fund, the Board considered RIMCo’s explanation that, as part of a competitive review of the Funds’ total expense ratios, RIMCo had implemented contractual advisory fee waivers of 3.4 basis points, 3.2 basis points, and 4.4 basis points, respectively, effective March 1, 2015. With respect to the Russell Short Duration Bond Fund, the Board also considered that the waiver of an additional 3 basis points of transfer agency fees for classes A, C, E, and S, which was implemented on May 1, 2014, did not have a full year of impact on the Fund’s total expenses.

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With respect to the Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, and Equity Growth Strategy Fund, the Board considered RIMCo’s explanation that the total expenses for each Fund will be reduced as a result of new allocations to underlying Funds that were implemented in March and May 2015. Such reduction was expected to move the Conservative Strategy Fund, Moderate Strategy Fund, and Equity Growth Strategy Fund into the third quintile, and the Balanced Strategy Fund and Growth Strategy Fund to within 5.5 basis points of the third quintile, of their respective Expense Universes. RIMCo noted that the transfer agent for each of these Funds, Russell Fund Services Company (“RFSC”), had adjusted the existing transfer agency fee waivers effective March 1, 2015.

On the basis of the Post-Transaction RIC Agreement Information and other information previously received by the Board from RIMCo during the course of the current year or in prior years, or presented at or in connection with the Agreement Information Meetings by RIMCo, the Board, in respect of each Fund, found after giving effect to any applicable waivers and/or reimbursements and considering any differences in the composition and investment strategies of its respective Comparable Funds that (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope, and overall quality of the investment management and other services provided, and expected to be provided, to the Fund; (2) the relative expense ratio of the Fund either was comparable to those of its Comparable Funds or RIMCo had provided an explanation satisfactory to the Board as to why the relative expense ratio was not comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Fund were not excessive; (5) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope, and overall quality of the investment management and other services provided by RIMCo; and (6) the Advisory Fee charged by RIMCo, with implementation of the new breakpoints in the case of the Breakpoint Funds, appropriately reflects any economies of scale realized by such Fund in light of various factors, including the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure for the Manager-of-Managers Funds.

The Board, in assessing the performance of Funds with at least three years of performance history, focused upon each Fund’s performance for the 3-year period ended December 31, 2014 as most relevant but also considered Fund performance for the 1-year and, where applicable, 5-year periods ended such date. In reviewing the Funds’ performance generally, the Board took into consideration various steps taken by RIMCo beginning in 2012 to enhance the performance of certain Manager-of-Managers Funds, including changes in Money Managers, and, in the case of Participating Funds, RIMCo’s implementation of its Direct Management Services.

With respect to the Russell U.S. Defensive Equity Fund, the Third-Party Information showed that the Fund’s performance for the 3-year period ended December 31, 2014

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was in the fourth quintile of its Performance Universe, but that its performance for the 1- and 5-year periods ended such date was in the second and third quintiles of its Performance Universe, respectively. RIMCo noted that in 2012, the Fund’s investment strategy was changed from a quantitative investment approach to investing in defensive stocks, and, as a result, the Fund’s benchmark was changed. RIMCo explained that the Fund’s Performance Universe includes large cap core funds that are more similar to the Fund’s previous benchmark, which outperformed the Fund’s current benchmark.

With respect to the Russell Strategic Bond Fund, the Third-Party Information showed that the Fund’s performance for each of the 3- and 5-year periods ended December 31, 2014 was ranked in the fourth quintile of its Performance Universe, but that its performance for the 1-year period ended such date was in the third quintile of its Performance Universe. RIMCo noted that the Fund had meaningfully lower exposure to lower credit quality securities than its Comparable Funds, although the Fund was still materially overweight credit risk against the benchmark. RIMCo explained that credit spreads widened as risk assets continued to rally over the 3-year period, benefiting Comparable Funds with greater exposure to credit risk. The Board considered that the Fund outperformed its benchmark for the 3- and 5-year periods.

With respect to the Russell Commodity Strategies Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 1- and 3-year periods ended December 31, 2014. RIMCo advised the Board that the Fund’s underperformance relative to some other funds in the Performance Universe was primarily attributable to differences in the Comparable Funds’ benchmarks and performance objectives. Additionally, several Comparable Funds in the Performance Universe seek to add excess returns relative to their benchmarks by investing in lower quality credit instruments while the Fund maintains an average credit rating of AA or better.

With respect to the Russell Global Infrastructure Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 3-year period ended December 31, 2014, but was ranked in the third quintile of the Performance Universe for the 1-year period ended such date. The Board considered RIMCo’s explanation that the Performance Universe includes a number of Comparable Funds that are notably different from the Fund’s global infrastructure sector focus, and several Comparable Funds that are benchmarked against different infrastructure indexes, leading to persistent structural differences with respect to sector and regional exposures. RIMCo explained that the Fund’s objective is to outperform its benchmark, while adhering to benchmark-relative risk guidelines, and that RIMCo believes the Fund is performing in line with expectations. RIMCo noted that the Fund outperformed its benchmark in the 3-year period.

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With respect to the Russell Multi-Strategy Alternative Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile of its Performance Universe for the 1-year period ended December 31, 2014. The Board considered that RIMCo attributed the underperformance relative to some Comparable Funds to differences in benchmarks, performance objectives, and the types of strategies employed. The Board considered RIMCo’s explanation that the primary goal of the Fund is to outperform its benchmark while maintaining low volatility and low correlation to global equity markets, whereas many of the Comparable Funds are benchmarked to equity or hedge fund indices. In this regard, RIMCo noted that relative to its Comparable Funds the Fund maintained significantly less exposure to U.S. equities, which rallied during the period.

With respect to the Russell Strategic Call Overwriting Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile of its Performance Universe for the 1-year period ended December 31, 2014. The Board considered RIMCo’s explanation of the Fund’s relative underperformance for the 1-year period. Among other things, RIMCo noted that because the Fund seeks a smoother overwriting profile through overlapping and diversified option tenors, the Fund took recurring defensive positions, which capped the Fund’s performance potential during the market upswings during the period. RIMCo advised the Board that it was taking steps toward a more all-weather, all conditional market approach for the Fund to seek to enhance the Fund’s ability to outperform in various market environments.

With respect to the Conservative Strategy Fund and Moderate Strategy Fund, the Third-Party Information showed that each Fund’s performance was ranked in the fifth quintile of its Performance Universe for the 3-year period ended December 31, 2014, but was ranked in the third quintile for the 1-year period ended such date. The Board considered that the Conservative Strategy Fund and Moderate Strategy Fund outperformed their respective benchmarks for the 3-year period ended December 31, 2014. With respect to the Growth Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 3-year period ended December 31, 2014, and ranked in the fifth quintile of its Performance Universe for the 1- and 5-year periods ended such date. With respect to the Equity Growth Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile of its Performance Universe for the 1-, 3-, and 5-year periods ended December 31, 2014. The Board considered RIMCo’s explanation that the underperformance of these Funds of Funds relative to their respective peer groups was mainly due to asset allocation differences. RIMCo noted, among other things, that the Conservative Strategy Fund, Moderate Strategy Fund, and Equity Growth Strategy Fund tend to have higher allocations to fixed income and lower allocations to equities than their respective Comparable Funds and that equities have largely outperformed fixed income on an annualized basis over the 3-year period. RIMCo also explained that each of the Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy

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Fund, Growth Strategy Fund, and Equity Growth Strategy Fund tend to hold more diversified growth-oriented assets beyond traditional equities (such as global real estate, infrastructure, commodities, global high yield debt, emerging market debt, and hedge fund strategies), which have lagged in the strong equity markets. This exposure, according to RIMCo, is intended to provide diversification benefits and dampen volatility. RIMCo advised the Board that, within the equity positions held by the Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, and Equity Growth Strategy Fund, the Funds have more of a global equity allocation and less U.S. bias relative to their respective Comparable Funds, and the U.S. markets outperformed international developed markets over the 3-year period ended December 31, 2014.

The Board also considered that in January 2014, the Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, and Equity Growth Strategy Fund implemented a change in strategic asset allocations, which decreased positions in core fixed income, international developed equity, and commodities, and increased positions in small cap, emerging markets, and infrastructure. According to RIMCo, these changes brought the Funds’ allocations directionally closer towards the average equity and fixed income allocations of the Comparable Funds, although the Funds continue to maintain more diversified growth asset exposure and a larger globally diversified equity allocation than their Comparable Funds.

With respect to the 2020 Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 3-year period ended December 31, 2014, but its performance was ranked in the third quintile of its Performance Universe for the 1- and 5-year periods ended such date. With respect to the 2025 Strategy Fund and the 2030 Strategy Fund, the Third-Party Information showed that each Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 1-, 3-, and 5-year periods ended December 31, 2014. With respect to the 2035 Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the third quintile of its Performance Universe for the 3-year period ended December 31, 2014, but its performance was ranked in the fifth and fourth quintiles of its Performance Universe for the 1- and 5-year periods ended such date, respectively. With respect to the 2040 Strategy Fund and the 2050 Strategy Fund, the Third-Party Information showed that each Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 3- and 5-year periods ended December 31, 2014, and its performance was ranked in the fifth quintile of its Performance Universe for the 1-year period ended such date. With respect to the 2045 Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile of its Performance Universe for the 1-, 3-, and 5-year periods ended December 31, 2014. With respect to the 2055 Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile of its Performance Universe for the 1- and 3-year periods ended December 31, 2014.

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The Board considered RIMCo’s explanation that the underperformance of the 2020 Strategy Fund, 2025 Strategy Fund, 2030 Strategy Fund, 2035 Strategy Fund, 2040 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund, 2055 Strategy Fund and In Retirement Fund (the “Target Date Funds”) relative to their respective peer groups over the 3-year period ended December 31, 2014 was mainly due to asset allocation differences. RIMCo explained that within the growth-oriented asset allocation, each of the Target Date Funds tends to hold more diversified growth-oriented assets beyond traditional equities (such as global real estate, infrastructure, and commodities), which have lagged in the strong equity markets. This exposure, according to RIMCo, is intended to provide diversification benefits and dampen volatility. The Board also considered that in August 2014, the Target Date Funds implemented changes to the glide path that dictates asset allocation between return-seeking growth assets (equity and real asset) and capital preservation assets (core fixed income) for the Funds, which is expected to bring a number of the Funds closer to the average equity and fixed income allocations of the Comparable Funds and may reduce differences in peer relative average performance going forward.

In assessing performance, the Board reviewed each Fund’s absolute performance and performance relative to appropriate benchmarks and indices, in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board considered RIMCo’s stated investment strategy of managing the Funds in a risk-aware manner. The Board also considered the Money Manager changes that have been made in recent periods and that the performance of Money Managers continues to impact Fund performance for periods prior and subsequent to their termination, and that any incremental positive or negative impact of the Direct Management Services, which continue to evolve in nature and scope, was not yet fully reflected in the Fund’s investment results. Lastly, the Board considered potential new strategies discussed at prior Board meetings that may be employed by RIMCo in respect of certain Funds.

At the Post-Transaction RIC Agreement Evaluation Meeting, the Board concluded that, under the circumstances, including those described below, and based on RIMCo’s performance information and reviews for each Fund and the other Post-Transaction RIC Agreement Information, the performance of each of the Funds would be consistent with the approval of the Post-Transaction Agreement.

At the Agreement Information Meetings, with respect to the review of the terms of the Post-Transaction Money Manager Agreements, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc. (“RFS”), the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a

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reduced fee rate, or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ Chief Compliance Officer regarding her assessments of Money Manager compliance programs and any compliance issues. RIMCo did not identify any benefits received by Money Managers or their affiliates as a result of their relationships with the Funds other than benefits from their soft dollar arrangements and commissions paid to any affiliated broker/dealer through which they execute trades. The Post-Transaction RIC Agreement Information described oversight of Money Manager soft dollar arrangements. The Post-Transaction RIC Agreement Information expressed RIMCo’s belief that, based upon certifications from Money Managers and pre-hire and ongoing reviews of Money Manager soft dollar arrangements, policies, and procedures, the Money Managers’ soft dollar arrangements, policies, and procedures are consistent with applicable legal standards and with disclosures made by Money Managers in their investment adviser registration statements filed with the SEC and by the Funds in their registration statements. RIMCo, as it has in the past, advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management and non-discretionary investment advisory contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the standard fee rates charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation of the relevance of Money Manager profitability in light of RIMCo’s belief that such fees are reasonable; the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund; and the fact that each Money Manager’s fee is paid by RIMCo. Based substantially upon RIMCo’s recommendations, together with the Post-Transaction RIC Agreement Information, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided.

In approving the Post-Transaction Agreement and determining to submit it to shareholders for their approval, the Trustees, in addition to the reviews described above, conducted a review that was specifically focused on the Transaction and its impact on the interests of the Funds and their shareholders, and, in doing so, considered a variety of factors, positive and negative, deemed relevant in their business judgment, certain of which are discussed below. The discussion below is not intended to be all-inclusive.

1.	Their belief that the Post-Transaction Agreement addresses the immediate need to provide for continuation without interruption of the investment advisory and other services provided to the Funds by RIMCo and its affiliates following the completion of the Transaction.

2.

RIMCo’s belief that the Transaction will address the uncertainty of its employees and Fund shareholders and potential shareholders regarding ownership of RIMCo and the continuity of services to the Funds, facilitating

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efforts to attract and retain qualified investment and other professionals, to retain current Fund assets, and to attract new Fund assets. The Board noted, however, that the involvement of TA Associates and Reverence Capital and the investments made indirectly by the limited partners of the TA Funds and the Reverence Capital Funds will not be viewed as permanent by employees, Fund shareholders, and potential Fund shareholders; therefore the Transaction might not resolve these uncertainties. When TA Associates and Reverence Capital determine to end their involvement in RIMCo and to exit the investments made by the TA Alternative Investment Vehicles and the Reverence Capital Entities, respectively, subsequent to the Transaction, the manner in which such an exit would be accomplished and the consequences to RIMCo and the Funds are not determinable at this time. In the event of such a determination and exit, the Board will consider what actions, if any, are available, necessary, appropriate, and in the best interests of the Funds and their shareholders under the circumstances.

3.	The reputations of TA Associates and Reverence Capital and their records of acquiring investments in investment management companies, as well as their having advised the Board that there is no established timetable for their exits from the RIMCo investments made by the TA Alternative Investment Vehicles or Reverence Capital Entities at this time. Information presented to the Board by TA Associates and Reverence Capital at the Post-Transaction RIC Agreement Evaluation Meeting showed that past investments by TA Associates in investment management companies historically have extended for three to ten years. In the case of RIMCo, it was noted by TA Associates and Reverence Capital that the duration of the investments made by the TA Alternative Investment Vehicles and the Reverence Capital Entities, respectively, could be shorter or longer than the historical duration of its investments in investment management companies. The impact of such exit on RIMCo’s operations and financial condition is not determinable at this time, although an exit likely would result in a change of control of RIMCo.

4.	Assurances from TA Associates and Reverence Capital that RIMCo will continue to be part of Russell Investments and that Russell Investments will continue to operate as a separate organization under its own governance structure. TA Associates and Reverence Capital advised the Board that they did not envision involvement in RIMCo’s day-to-day operations, but that each organization will have representation on the board of directors of a direct or indirect corporate parent company of RIMCo (the “Russell Investments Board”). Through their representatives, TA Associates and Reverence Capital will be actively involved in the governance and growth strategy of RIMCo, will recruit additional members for the Russell Investments Board with meaningful leadership and managerial experience in investment management, and intend to bring strategic relationships to bear in support of driving the growth of RIMCo’s business.

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5.	The current intention of TA Associates and Reverence Capital to retain RIMCo’s existing management team and other key professionals.[1]

6.	The intention of TA Associates and Reverence Capital to finance a substantial portion of the Purchase Price by debt guaranteed by the Guarantors, including RIMCo, with the possibility of a future change of control of RIMCo upon the occurrence of certain conditions or events of default under the final terms and conditions of the Term Loan Facility and the Revolving Credit Facility (which had not been negotiated or finalized). The Board noted that RIMCo, TA Associates, and Reverence Capital each anticipates, based on historical operating profits of the Transferred Subsidiaries, that cash flows from the Transferred Subsidiaries will be adequate to service all debt with appropriate cushions with no diminution in the nature, scope, or quality of services provided to the Funds by RIMCo and its affiliates, as supported by analyses and five-year projections prepared by and provided to the Board by TA Associates and Reverence Capital. The Board noted that TA Associates and Reverence Capital advised the Board that the capital structure of RIMCo, giving effect to its debt service obligations, would be appropriately balanced and that the most recent balance sheet and statement of income of RIMCo would not be changed significantly by the Transaction. The Board particularly noted that TA Associates and Reverence Capital advised the Board that each has used leverage effectively in prior transactions with asset managers with mutual fund complexes as part of a balanced structure and that the Commitment Funds (and, indirectly, their limited partners) have guaranteed Emerald Acquisition’s obligation to pay the Holdback to FRC and, therefore, have an additional financial interest in the success of the Transaction until the Holdback is paid to FRC. TA Associates and Reverence Capital informed the Board that Emerald Acquisition (which is, and it is expected that the terms of the Facilities will require it to remain, a passive holding company with no operations) is prepared to support the business of RIMCo through reinvestment of cash flow and additional capital investments, if and as appropriate, but made no commitments and may be financially constrained in its ability to do so.

7.	Statements from TA Associates and Reverence Capital that there should be no pressure to and there are no current plans to make changes with respect to current Advisory Fees, expense limitations, and distribution arrangements or in the nature, scope, or quality of services provided to the Funds by RIMCo and its affiliates.

8.	The strong support expressed by the current senior management team at RIMCo for the Transaction.

9.	The commitment of FRC to bear all expenses incurred by the Funds in connection with the Transaction, including all costs associated with the proxy solicitation.

[1]	Please see final paragraph of this section for additional information regarding this factor.

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10.	Statements from TA Associates and Reverence Capital that there is no intention to change any of the Funds’ affiliated or third-party service providers in connection with the Transaction, thereby assuring continuation of services needed for the Funds’ operations and minimizing complications in connection with the transfer of ownership of FRC’s investment management business from LSEG to the Owners.

11.	The Board was informed that the Transaction will result in employees of Russell Investments owning a larger financial interest, indirectly, in RIMCo than they currently own, which may align their long-term interests with the interests of RIMCo and should help RIMCo retain key management and investment personnel, an important factor in assessing the stability of RIMCo following completion of the Transaction.

12.	Information concerning the impact of the separation of FRC’s index business from FRC’s investment management business and assurances from RIMCo that following the Transaction it will continue to have access to the intellectual property and index data and related services that have been provided by FRC’s index business through license agreements that are satisfactory to RIMCo and will not involve any cost or expense to the Funds.

13.	The Existing Agreement was approved by each Fund’s shareholders in November 2014. The terms and conditions of the Post-Transaction RIC Agreements are substantially the same as those of the recently approved Existing RIC Agreements, which will terminate automatically upon completion of the Transaction, and the Post-Transaction RIC Agreements will not increase any Fund’s Advisory Fee (on a contractual or actual basis), expense ratio, economies of scale, or other fees or benefits received by RIMCo and its affiliates as a result of their relationships with the Fund. (See “Terms of the Existing and Post-Transaction Agreements” below.)

14.	There will be no changes to the Independent Trustees of the Board in connection with the Transaction, assuring continuity of the Funds’ supervision and oversight.

15.	Assurances from RIMCo and Emerald Acquisition that no “unfair burden” has been imposed on the Funds within the meaning of Section 15(f) of the 1940 Act by the LSEG Transaction or the Transaction, taken singly or together, and that for a period of two years following the effective date of the Transaction, they will use reasonable best efforts not to engage in activities that would impose an unfair burden on the Funds.

16.	The Trustees’ belief that shareholders have purchased and retained their Fund shares based upon the reputation, investment record, and investment philosophies and strategies employed by RIMCo in managing the Funds (including the manager-of-managers structure employed by the Manager-of-Managers Funds and employed indirectly by the Funds of Funds through their investments in underlying Manager-of-Managers Funds).

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17.	Statements from TA Associates and Reverence Capital that they will not require or seek any changes to the manager-of-managers structure employed by RIMCo in the case of the Manager-of-Managers Funds and employed by the Funds of Funds through their investments in the Manager-of-Managers Funds or changes to the current Money Managers to the Manager-of-Managers Funds other than in the ordinary course of business.

18.	The demands and complexity of managing the Manager-of-Managers Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of those Funds, and the Board’s belief that at the current expense ratio of each Manager-of-Managers Fund, there likely would be no acceptable alternative investment managers to replace RIMCo following termination of the Existing Agreement on comparable terms given the need to continue the manager-of-managers strategy selected by Fund shareholders in purchasing their shares of Manager-of-Managers Funds or Funds of Funds that indirectly employ a manager-of-managers structure through their investments in underlying Manager-of-Managers Funds.

19.	RIMCo is a joint and several Guarantor of the Facilities and certain of the Equity Interests, including the RIMCo Equity Interest, will be pledged as Loan Collateral. If ownership of the Loan Collateral changes as a result of the Lenders’ exercise of their rights in connection with the Facilities and the Post-Transaction RIC Agreements automatically terminate upon the change of control of RIMCo, there may be no acceptable alternative investment managers with special expertise to continue the manager-of-managers structure selected by shareholders of the Manager-of-Managers Funds on comparable terms and conditions. In such event, the Board will consider what actions, if any, are available, necessary, appropriate, and in the best interests of the Funds and their shareholders under the circumstances, which may include approving a temporary interim advisory agreement with RIMCo in accordance with Rule 15a-4 under the 1940 Act that would allow RIMCo to continue to serve as investment manager for a maximum period of 150 days.

20.	The belief that in the event that the Post-Transaction RIC Agreements were not approved by the Board or the Transaction is not completed, LSEG would explore alternative options to sell or dispose of FRC’s investment management business based on the conclusion of the Review and the Board’s concern that a transaction other than the Transaction might not be available, or if available, could entail terms, conditions, and consequences more unfavorable to the Funds than the Transaction. The Board also considered RIMCo’s belief that in the event of a determination by the Board not to approve the Post-Transaction RIC Agreements continued uncertainty regarding RIMCo’s ownership could adversely affect the ability of RIMCo to attract and retain key personnel and the abilities of the Funds to retain their current assets and to attract additional assets during the period in which LSEG pursued an alternative transaction.

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In evaluating the Post-Transaction RIC Agreements, the Board considered various risks associated with the Transaction or if the Transaction is not completed, including the possibility that a change of control terminating the Post-Transaction RIC Agreements may occur at any time after the Transaction in the event of, among others things, (1) a default under the Facilities by the Borrowers and the Guarantors, including RIMCo, or (2) exits from the investments made by the TA Alternative Investment Vehicles and/or the Reverence Capital Entities. Moreover, the Board considered that, although TA Associates and Reverence Capital believe, based on the historical operating profits of RIMCo and the other Transferred Subsidiaries, that the “free” cash flows of RIMCo and the other Transferred Subsidiaries will be sufficient for the Borrowers and the Guarantors to meet their debt service obligations under the Facilities with no diminution in the nature, scope, or quality of services provided to the Funds, the operating profits of RIMCo and the other Transferred Subsidiaries may be adversely affected by various factors, including general economic, market and business conditions and developments specific to the business activities and operations of RIMCo and the other Transferred Subsidiaries. Therefore, there is no assurance that the historical operating profits of RIMCo and the other Transferred Subsidiaries will be sustained following completion of the Transaction at levels sufficient for the Borrowers and the Guarantors to meet their obligations in respect of the Facilities and to do so without diminution in the nature, scope and quality of services provided by RIMCo and its affiliates to the Funds. Consequently, the Board identified as the principal factor in determining whether to approve the Post-Transaction RIC Agreements the immediate need to provide for uninterrupted investment advisory and other services required for the operations of the Funds following the automatic termination of the Existing RIC Agreements upon completion of the Transaction. The Board also noted LSEG’s stated intention to dispose of its interests in FRC’s investment management business and the uncertainty that if the Board did not approve the Post-Transaction RIC Agreements, or the Transaction is not completed, another transaction could be arranged by LSEG, or if arranged, could entail terms and conditions more unfavorable than the Transaction. No other factors or single factor reviewed by the Board was identified as a principal factor in determining whether or not to approve the Post-Transaction RIC Agreements and each Board member may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made separately in respect of each Fund.

Following the Post-Transaction RIC Agreement Evaluation Meeting, the Independent Trustees were advised of two changes in RIMCo’s management, including a change in the Funds’ leadership. On January 13, 2016, RIMCo publicly announced that Vernon Barback had been appointed President of Russell Investments. With respect to the management change affecting the Funds’ leadership, RIMCo publicly announced on February 9, 2016 that Sandra Cavanaugh, Chief Executive Officer of the Funds and a member of the Funds’ Board, would retire at the end of June 2016. The Independent Trustees were not aware of, and

39

therefore did not consider, these changes in their evaluation of the Post-Transaction Agreement. On January 14, 2016, the Independent Trustees of the Funds met by conference call with members of RIMCo’s executive management and received information regarding these changes. On January 18, 2016, the Independent Trustees met privately by conference call with Independent Counsel to discuss the management changes, and following that meeting, the Independent Trustees submitted a list of questions regarding the management changes and their impact on the Funds. The Board again met with representatives of RIMCo’s executive management by conference call on January 28, 2016 to review responses to its questions. Following this review, the Independent Trustees continued the conference call meeting, after excusing RIMCo’s representatives, to discuss in executive session with their Independent Counsel the foregoing changes in RIMCo management. Following discussion, the Independent Trustees determined that, while the changes, particularly with respect to Ms. Cavanaugh, would have been relevant to its evaluation of the Post-Transaction Agreement, they would not have affected the decision to approve the Post-Transaction Agreement.

Terms of the Existing and Post-Transaction Agreements

This section summarizes the terms of the Post-Transaction Agreement. The terms of the Post-Transaction Agreement for each Fund are substantially the same as the terms of the Existing Advisory Agreement and Existing Three Funds Advisory Agreement, except with respect to: (i) references to “other instruments” (as compared to the Existing Three Funds Advisory Agreement); (ii) the amendment to the provision relating to the use of the name Frank Russell; (iii) a revised provision relating to research and other resources previously provided by FRC; (iv) the addition of a provision codifying the intended beneficiaries of RIMCo’s services under the Existing Agreement; (v) the effective and termination dates; and (vi) the incorporation of any prior amendments, in each case as discussed in greater detail below. Depending on the timing of RIMCo’s conversion to a limited liability company, the Post-Transaction Agreement will initially be between each Fund and RIMCo, and subsequently amended to reflect the new form of organization, or will be between each Fund and the limited liability company successor to RIMCo.

The following summary of the Post-Transaction Agreement is qualified by reference to the form of the Post-Transaction Agreement attached to this Proxy Statement as Exhibit A. For each Fund for which breakpoints are being added, a comparison of the contractual rate of the advisory fee payable to RIMCo under the Existing Agreement and to be paid under the Post-Transaction Agreement is set forth in Exhibit B. Information regarding the date of the Existing Agreement for each Fund is set forth in Exhibit D. Information regarding RIMCo, its other investment company clients, and fees paid by the Funds to its affiliates is included in Exhibit E.

Advisory and Other Services. Under the Post-Transaction Agreement, like under the Existing Agreement, RIMCo will, subject to the general supervision of the Board,

40

manage the investment operations of each Fund and the composition of each Fund’s assets, including the purchase, retention and disposition thereof. In this regard, RIMCo will, among other things, provide supervision of each Fund’s assets, furnish a continuous investment program for each Fund in accordance with each Fund’s Prospectus and Statement of Additional Information included as part of the Trust’s registration statement filed with the SEC, and determine, from time to time, what investments or securities will be purchased, retained or sold by each Fund and what portion of the assets of each Fund will be invested or held uninvested as cash. Under the Post-Transaction Agreement, like under the Existing Agreement, RIMCo will also provide certain information for the preparation of registration statements, reports, and other documents required by federal and state securities laws.

The Post-Transaction Agreement, like the Existing Agreement, contains various details, in addition to those set forth above, regarding the services to be performed by RIMCo.

The Post-Transaction Agreement, unlike the Existing Three Funds Advisory Agreement, refers to “other instruments” (in addition to securities) in a number of places. Because “securities” is a defined term in the 1940 Act, the Post-Transaction Agreement refers to “other instruments” to make clear that all instruments are covered by the relevant provision, regardless of whether they fall within the definition of a “security” under the 1940 Act. Notwithstanding the absence of such language, the Existing Three Funds Advisory Agreement has historically been interpreted to cover the management of such other instruments. Accordingly, this section does not specifically identify such other instruments references. The Existing Advisory Agreement currently refers to “other instruments” and the inclusion of such references is therefore not a change for the Funds covered by that agreement.

Delegation. Under the Post-Transaction Agreement, as under the Existing Agreement, RIMCo may, subject to Board approval, delegate some or all of its duties and obligations under the agreement to one or more investment sub-advisers (or “money managers”). In RIMCo’s sole discretion, any such money manager (i) may have full or partial investment discretion and may make all determinations with respect to the investment of a Fund’s assets assigned to the money manager and the purchase and sale of portfolio securities and other instruments with those assets, and such steps as may be necessary to implement its decision; or (ii) may be engaged to provide advice on a non-discretionary basis to RIMCo for use in making investment decisions for a Fund.

To the extent RIMCo determines to delegate some or all of its duties and obligations under the Post-Transaction Agreement to one or more discretionary or non-discretionary money managers, as under the Existing Agreement, RIMCo will provide oversight of the money managers and recommendations to the Board as to the hiring and termination of money managers.

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Use of Affiliate Research. The Post-Transaction Agreement authorizes RIMCo to utilize the research and other resources of its affiliates in providing its advisory services at no cost to RIMCo or the Trust. This differs from the Existing Agreement, which specifically contemplates the utilization of research and other resources of FRC, RIMCo’s existing parent company. In recognition of FRC’s provision of such services at no cost to the Trust, FRC has signed the Existing Agreement. As RIMCo will no longer be affiliated with FRC following the Transaction, the provision no longer references FRC and FRC will not sign the Post-Transaction Agreement. Notwithstanding the foregoing, the Transaction is not expected to have a material impact on the research and other resources available to RIMCo in providing advisory services to the Funds. Prior to the Transaction’s consummation, FRC transferred its asset management functions and asset management-related support functions, including the provision of research and other services, to RIMCo and/or a RIMCo affiliate. As a result, following the Transaction, the same resources currently available to those officers, employees, and investment professionals of RIMCo and its affiliates in providing investment advisory services to the Funds are expected to continue to be available to those persons. The Transaction is not intended to, and is not expected to, result in any change in the investment research process currently employed by, or the level or nature of research and other asset management-related support services available to, RIMCo and its affiliates.

Execution and Allocation of Portfolio Brokerage Commissions. Under the Post-Transaction Agreement, like under the Existing Agreement, RIMCo will, as appropriate, select broker-dealers to execute portfolio transactions for each Fund. All purchase and sale orders will be placed with broker-dealers who are selected by RIMCo as able to provide “best execution” of such orders for the Funds. Whenever RIMCo places orders, or directs the placement of orders, for the purchase or sale of portfolio securities or other instruments on behalf of each Fund, in selecting brokers or dealers to execute such orders, RIMCo may consider the fact that a broker or dealer has furnished statistical, research or other information or services that may enhance RIMCo’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that RIMCo may use a broker whose commissions on transactions may exceed the commissions that another broker would have charged for effecting the transactions, provided that RIMCo determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of each Fund or RIMCo’s overall responsibilities to RIMCo’s discretionary accounts. RIMCo will only execute portfolio transactions with a broker or dealer that is an “affiliated person” of RIMCo pursuant to the Trust’s Board-approved 17e-1 Policies and Procedures for Affiliated Brokerage Transactions.

Under the Post-Transaction Agreement, like under the Existing Agreement, RIMCo is permitted to aggregate transactions with other accounts managed by RIMCo to obtain best execution. RIMCo must allocate securities or other instruments

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purchased/sold, and related expenses, in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and to such other accounts.

Expenses of the Trust. Under the Post-Transaction Agreement, like under the Existing Agreement, the Trust will pay all its expenses other than those expressly assumed by RIMCo. The Post-Transaction Agreement, like the Existing Agreement, contains a non-exhaustive list of expenses to be paid by the Trust. The Post-Transaction Agreement does not provide for the Funds to bear more or different expenses than they currently bear under the Existing Agreement.

Activities of RIMCo and its Affiliates. Under the Post-Transaction Agreement, as under the Existing Agreement, the services of RIMCo are not deemed exclusive and RIMCo is free to render similar services to others (including other investment companies) so long as its services under the agreement are not impaired thereby. Under the Post-Transaction Agreement, in connection with its rights and duties with respect to the Trust, RIMCo will continue to use the same skill and care in the management of the Funds’ portfolios as it uses in the management of other accounts to which it provides investment advisory services, but will not be obligated to give the Trust more favorable or preferential treatment vis-a-vis its other clients.

Compensation of RIMCo. The Post-Transaction Agreement, like the Existing Agreement, provides that, as compensation for the services provided and expenses assumed by RIMCo under the agreement, the Trust will arrange for each Fund to pay RIMCo at the end of each calendar month an advisory fee computed daily at an annual rate equal to the amount of average daily net assets listed in Exhibit A to this Proxy Statement. The Post-Transaction Agreement contains various details regarding calculation of the advisory fee. With respect to each of the Russell Short Duration Bond Fund, Russell Global Real Estate Securities Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell U.S. Dynamic Equity Fund, Russell Strategic Bond Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Commodity Strategies Fund, Russell Global Opportunistic Credit Fund, Russell Global Infrastructure Fund, Russell Multi-Strategy Alternative Fund, Russell U.S. Strategic Equity Fund, Russell U.S. Large Cap Equity Fund, Russell U.S. Mid Cap Equity Fund, Russell Multi-Strategy Income Fund, and Russell Tax-Managed International Equity Fund, the advisory fee rate under the Post-Transaction Agreement incorporates breakpoints, which are not included in the current advisory fee rate schedule in the Existing Agreement. Specifically, under the Post-Transaction Agreement for each such Fund, the advisory fee rate will, up to a specified level of assets, equal the current advisory fee rate. However, the rate with respect to assets above certain levels will be lower than such Fund’s current advisory fee rate, as detailed in Exhibit B, which includes a comparison of the contractual rate of the advisory fee payable by each such Fund to RIMCo under the Existing Agreement and to be paid under the Post-Transaction Agreement.

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The Post-Transaction Agreement does not increase any Fund’s advisory fee rate. The aggregate amount of advisory fees incurred by each Fund for its most recently completed fiscal year are set forth in Exhibit C to this Proxy Statement.

Liabilities of RIMCo. The Post-Transaction Agreement, like the Existing Advisory Agreement, provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of RIMCo or its corporate affiliates, RIMCo and its corporate affiliates will not be subject to liability to the Trust or to any Trust shareholders for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security or other instrument. Under the Post-Transaction Agreement, like under the Existing Advisory Agreement, RIMCo will not be responsible or liable for the investment merits of any decision or recommendation by a money manager to purchase, hold, or sell a security or other instrument for a Fund. The Existing Three Funds Advisory Agreement currently also contains comparable provisions but, as noted above does not reference “other instruments.”

Renewal and Termination. The Post-Transaction Agreement will become effective upon consummation of the Transaction and will continue in effect as to each Fund for an initial two-year period. Following that period, as in the case of the Existing Agreement, the Post-Transaction Agreement is renewable annually for successive one-year periods (i) by a vote of a majority of the Trustees, or (ii) as to any Fund, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act), and in either case by a majority of the Trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any parties to the agreement, cast in person at a meeting called for the purposes of voting on the agreement.

Additionally, the Post-Transaction Agreement, like the Existing Agreement: (i) may at any time be terminated without the payment of any penalty either by vote of the Board or, as to any Fund, by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to RIMCo; (ii) will immediately terminate in the event of its assignment; and (iii) may be terminated by RIMCo on 60 days’ written notice to the Trust.

Unlike the Existing Agreement, the Post-Transaction Agreement will not contain a provision that requires a shareholder vote to continue the agreement in the event that the Trust’s right to use the name “Frank Russell” (or a derivative thereof) is withdrawn by FRC. Following the Transaction, pursuant to a license agreement between FRC, Emerald Acquisition and certain Transferred Subsidiaries, FRC will grant Emerald Acquisition (and, through a sub-license, will grant RIMCo and the Funds) a non-exclusive, perpetual license, subject to certain restrictions and limitations, to use the name “Russell Investments.” The use of the name “Russell” on its own will not be permitted by such license following the first anniversary of the

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consummation of the Transaction. Accordingly, the Post-Transaction Agreement will specify that the (i) the Trust has been granted non-exclusive use of the name “Russell Investments,” subject to certain restrictions and limitations, and (ii) the Trust’s right to use the name may be withdrawn.

Amendment. The Post-Transaction Agreement, like the Existing Agreement, may be amended by mutual consent, and the consent of the Trust must be approved by vote of a majority of those Trustees of the Trust who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and, to the extent required by the 1940 Act and interpretations thereof by the SEC and its staff, by vote of a majority of the outstanding shares (as defined with respect to voting securities by the 1940 Act) representing the interests in each Fund affected by such amendment.

Choice of Law. The Post-Transaction Agreement, like the Existing Agreement, will be construed in accordance with applicable federal law and the laws of the State of Washington.

Confidentiality. Under the Post-Transaction Agreement, as under the Existing Agreement, RIMCo will treat information about each Fund as confidential and proprietary and, without approval from the Fund, will not use information about and records relating to the Fund for any purpose other than the performance of its duties and responsibilities under the agreement.

No Third-Party Beneficiaries. The Post-Transaction Agreement clarifies that the Trust is the sole beneficiary of RIMCo’s services under the agreement and that the agreement is not intended to benefit any third party, including, without limitation, any beneficial owner of shares of the Trust. Although the Existing Agreement does not contain such a provision, the inclusion of this provision is consistent with the intent of the parties to the Existing Agreement and the Post-Transaction Agreement.

Miscellaneous

RIMCo and the Funds are unaware of any Trustee having any material interest, direct or indirect, in any material transactions since the beginning of the most recently completed fiscal year, or in any material proposed transactions, to which RIMCo, FRC, LSEG, TA Associates, Reverence Capital, the TA Funds, the Reverence Capital Funds or any subsidiary of RIMCo, LSEG, TA Associates, Reverence Capital, the TA Funds or the Reverence Capital Funds was or is to be a party, except as follows: Sandra Cavanaugh, Interested Trustee, President, and Chief Executive Officer of the Trust, may be deemed to have such an interest, and a substantial interest in the approval of the Post-Transaction Agreement, through her compensation arrangements with RIMCo and/or its affiliates.

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If the shareholders of a particular Fund do not approve the Post-Transaction Agreement with respect to that Fund and the Transaction is consummated, the Trustees will consider what actions, if any, are available, necessary, appropriate and in the best interests of the Fund and its shareholders. Such action may initially include obtaining for the Fund interim investment advisory services (at no more than the current fee rate for up to 150 days following the Transaction) from RIMCo. In the event the Transaction is not consummated, RIMCo will continue to serve as investment adviser of the Funds pursuant to the terms of the Existing Agreement, except that breakpoints will nonetheless be added to certain Funds’ advisory fee rates as discussed above.

Additional Information Pertaining to RIMCo

For additional information concerning the ownership structure, affiliations, and certain other matters pertaining to RIMCo currently and as will be in effect upon the consummation of the Transaction, see Exhibit E.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides to an investment adviser that receives compensation or other benefit in connection with the sale of its business involving a registered investment company a non-exclusive safe harbor from claims that the transfer of its advisory relationship constituted sale of the investment adviser’s “fiduciary office” in violation of its fiduciary duty. The application of the safe harbor is subject to two conditions. First, for a period of three years after the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the new or former investment adviser. Second, there may not be imposed an “unfair burden” on the investment company as a result of such transaction, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after a change of control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

RIMCo and Emerald Acquisition have provided assurances to the Board that neither the LSEG Transaction nor the Transaction, taken alone or together, has imposed an unfair burden on the Funds within the meaning of Section 15(f) of the 1940 Act and that for a period of two years following the effective date of the Post-Transaction Agreement, they will use reasonable best efforts not to engage in activities that would impose such an “unfair burden” on the Funds.

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Required Vote

As provided under the 1940 Act, approval of the Post-Transaction Agreement with respect to a Fund will require the vote of a majority of the outstanding voting securities of that Fund. In accordance with the 1940 Act and as used in this proposal, a “majority of the outstanding voting securities” of a Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. The approval of the Post-Transaction Agreement with respect to any one Fund is not contingent upon the approval by any other Fund.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE POST-TRANSACTION AGREEMENT WITH RIMCO.

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OTHER INFORMATION

Trustees of the Trust

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
#Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2010 • Trustee since 2010	• Until successor is chosen and qualified by Trustees • Appointed until successor is duly elected and qualified	• President and CEO, RIC and Russell Investment Funds (“RIF”) • Chairman of the Board, Co-President and CEO, RFS • Chairman of the Board, President and CEO, RFSC • Director, RIMCo • Chairman of the Board, President and CEO, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)	50	Trustee, Russell Exchange Traded Funds Trust (“RET”)

*	Each Trustee is subject to mandatory retirement at age 75.

#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore classified as an Interested Trustee. Russell Investments announced on February 9, 2016 that Ms. Cavanaugh has decided to retire at the end of June 2016. She will continue to lead the U.S. retail business and help with a smooth transition as Russell Investments selects and names a successor. In addition, Ms. Cavanaugh will be available as necessary in a consulting capacity for as long as the rest of 2016 to assist with the leadership transition. Once Ms. Cavanaugh retires or her successor has been appointed and assumed his or her responsibilities, Ms. Cavanaugh may resign as a trustee of the Trust. This leadership change is not expected to have an adverse impact on any of the Funds.

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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2006	• Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	50	Until October 2015, Trustee, RET

Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Approved annually	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • Until June 30, 2014, Director, Ecova (total energy and sustainability management) • Until December 31, 2013, Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds (investment company)	50

•  Director, Avista Corp (electric utilities)

•  Until June 30, 2014, Director, Ecova (total energy and sustainability management)

•  Until December 31, 2013, Trustee, Principal Investors Funds (investment company)

•  Until December 31, 2013, Trustee, Principal Variable Contracts Funds (investment company)

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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
			• From April 2004 through December 2012, Director, Laird Norton Wealth Management and Laird Norton Tyee Trust (investment company)		• From April 2004 through December 2012, Director, Laird Norton Wealth Management and Laird Norton Tyee Trust (investment company) • Until October 2015, Trustee, RET

Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2012	• Appointed until successor is duly elected and qualified	• Retired • Trustee and Chairperson of Select Sector SPDR Funds (investment company) • Until December 31, 2014, Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)	50

•  Trustee and Chairperson of Select Sector SPDR Funds (investment company)

•  Trustee, ALPS Series Trust (investment company)

•  Until December 31, 2014, Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)

•  Until October 2015, Trustee, RET

50

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
#Daniel P. Connealy Born June 6, 1946 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2003 • Chairman of the Audit Committee since 2015	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired • June 2004 to June 2014, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company)	50	• Until October 2015, Trustee, RET

Katherine W. Krysty Born December 3, 1951 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2014	• Appointed until successor is duly elected and qualified	• Retired • January 2011 through March 2013, President Emerita, Laird Norton Wealth Management (investment company)	50	• Until October 2015, Trustee, RET

Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired • From January 2008 to December 2011, Vice Chairman of the Board, Simpson Investment Company (paper and forest products)	50	• Until October 2015, Trustee, RET

Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2005 • Chairman of the Investment Committee since 2015	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired	50	• Until October 2015, Trustee, RET

*	Each Trustee is subject to mandatory retirement at age 75.

#	Mr. Connealy was an officer of a broker-dealer that distributes shares of the Funds and was therefore classified as an Interested Trustee prior to June 17, 2014.

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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Trustee Emeritus
George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee Emeritus and Chairman Emeritus since 1999	• Until resignation or removal	• Director Emeritus, RIMCo • Chairman Emeritus, RIC and RIF; and Russell 20-20 Association (non-profit corporation)	50	• None

Officers of the Trust

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Chief Compliance Officer since 2005	• Until removed by Independent Trustees	• Chief Compliance Officer, RIC and RIF • Chief Compliance Officer, RFSC and U.S. One Inc. • 2005 to 2011 Chief Compliance Officer, RIMCo

*Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2010	• Until successor is chosen and qualified by Trustees

•  CEO, U.S. Private Client Services, Russell Investments

•  President and CEO, RIC and RIF

•  Chairman of the Board, Co-President and CEO, RFS

•  Chairman of the Board, President and CEO, RFSC

•  Director, RIMCo

•  Chairman of the Board, President and CEO, RIA

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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Treasurer and Chief Accounting Officer since 1998	• Until successor is chosen and qualified by Trustees

•   Treasurer, Chief Accounting Officer and CFO, RIC and RIF

•   Director, RIMCo, RFSC, RTC and RFS

•   Global Head of Fund Services, Russell Investments

•   October 2011 to December 2013, Head of North America Operations, Russell Investments

•   May 2009 to October 2011, Global Head of Fund Operations, Russell Investments

Jeffrey T. Hussey Born May 2, 1969 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Chief Investment Officer since 2013	• Until removed by Trustees

•   Global Chief Investment Officer, Russell Investments

•   Chief Investment Officer, RIC and RIF

•   Chairman of the Board, President and CEO, RIMCo

•   Director, RTC, RIS and Russell Investments Delaware, Inc.

•   Board of Managers, Russell Institutional Funds Management, Inc.

•   2003 to 2013 Chief Investment Officer, Fixed Income, Russell Investments

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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
Mary Beth R. Albaneze Born April 25, 1969 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Secretary since 2010	• Until successor is chosen and qualified by Trustees	• Associate General Counsel, Russell Investments • Secretary, RIMCo, RFSC and RFS • Secretary and Chief Legal Officer, RIC and RIF • Assistant Secretary, RFS, RIA and U.S. One Inc.

*	Russell Investments announced on February 9, 2016 that Ms. Cavanaugh has decided to retire at the end of June 2016. She will continue to lead the U.S. retail business and help with a smooth transition as Russell Investments selects and names a successor. In addition, Ms. Cavanaugh will be available as necessary in a consulting capacity for as long as the rest of 2016 to assist with the leadership transition. Once Ms. Cavanaugh retires or her successor has been appointed and assumed his or her responsibilities, Ms. Cavanaugh may resign as a trustee of the Trust. This leadership change is not expected to have an adverse impact on any of the Funds.

Jeffrey T. Hussey is Chairman of the Board of Directors, President, and Chief Executive Officer of RIMCo; Sandra Cavanaugh and Mark E. Swanson are Directors of RIMCo; Mary Beth R. Albaneze is Secretary of RIMCo; and Cheryl Wichers is employed by an affiliate of RIMCo. Each such individual may have an interest in RIMCo or a person controlling, controlled by or under common control with RIMCo through his or her compensation arrangements with the applicable entity.

Service Providers

Most of the Trust’s necessary day-to-day operations are performed by separate business organizations under contract to the Trust. The principal service providers include:

Investment Adviser	RIMCo

Administrator	RFSC

Transfer and Dividend Disbursing Agent	RFSC

Custodian and Portfolio Accountant	State Street Bank and Trust Company (“State Street”)

Distributor	RFS

Investment Advisory Services. For a discussion of investment advisory services provided by RIMCo, please see “Discussion of Proposal.”

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On October 17, 2013, Fred McClure filed a derivative lawsuit against RIMCo on behalf of ten Funds: the Russell Commodity Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell Global Infrastructure Fund, Russell Global Opportunistic Credit Fund, Russell International Developed Markets Fund, Russell Multi-Strategy Alternative Fund, Russell Strategic Bond Fund, Russell U.S. Small Cap Equity Fund and Russell Global Real Estate Securities Fund. The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section 36(b) of the 1940 Act for the Funds’ alleged payment of excessive investment management fees to RIMCo. On December 8, 2014, Fred McClure filed a second derivative lawsuit in the United States District Court for the District of Massachusetts. This second suit involves the same ten Funds, and the allegations are similar, although the second suit adds a claim alleging that RFSC charged the Funds excessive administrative fees under Section 36(b). The plaintiff seeks on behalf of the Funds recovery of the amount of the allegedly excessive compensation or payments received from these ten Funds and earnings that would have accrued to the plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid, for a period commencing one year prior to the filing of the lawsuit through the date of the trial. RIMCo and RFSC are vigorously defending the actions.

Administrator. RFSC, with the assistance of RIMCo and its affiliates, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian. RFSC is a wholly-owned subsidiary of RIMCo.

Transfer and Dividend Disbursing Agent. RFSC serves as transfer and dividend disbursing agent for the Trust. For this service, RFSC is paid a fee for transfer agency and dividend disbursing services provided to the Trust. RFSC retains a portion of this fee for its services provided to the Trust and pays the balance to unaffiliated agents who assist in providing these services. RFSC’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

Custodian and Portfolio Accountant. State Street serves as the custodian and fund accountant for the Trust. As custodian, State Street is responsible for the safekeeping of the Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for the Funds for regulatory and financial reporting purposes. The mailing address for State Street is One Iron Street, Boston, MA 02210.

Distributor. RFS is a wholly-owned subsidiary of RIMCo and is the distributor of Trust shares. Its principal address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RFS has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which RFS distributes shares of the Funds. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The Distribution Agreement provides that it may be

55

terminated at any time, without the payment of any penalty as to the Funds: (i) by the Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days’ written notice to RFS. RFS may terminate the Distribution Agreement upon 60 days’ notice, and the Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Board has approved a new distribution agreement between the Trust and RFS to take effect following the Transaction.

Information about payments made to service providers that are affiliates of RIMCo (i.e., RFSC and RFS) during the most recently completed fiscal year of the Funds is included in Exhibit E. Following the Transaction, RFSC and RFS, like RIMCo, will be indirect wholly-owned subsidiaries of Emerald Acquisition. It is anticipated that these service providers will continue to provide the services described above if the Post-Transaction Agreement is approved by shareholders.

Principal Holders and Ownership by Officers and Trustees

Beneficial Share Ownership. To the knowledge of the Trust, no person owned beneficially more than 5% of the outstanding shares of any class of shares of any Fund as of [            ], except as listed in Appendix C.

Security Ownership of Officers and Trustees. The officers and Trustees, as a group, own beneficially less than 1% of the shares of the Funds as of December 31, 2015. Information about shares owned by the Trustees and certain officers is set forth in Appendix B.

Other Matters to Come Before the Special Meeting

The Trust is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

Householding

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Trust’s proxy solicitor at 1-844-700-1478. The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was previously mailed. Shareholders wishing to receive separate copies of the Trust’s reports and proxy statements in the future, and

56

shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should contact their financial intermediary.

Shareholder Communications with the Board of Trustees

If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to the Secretary of the Trust at 1301 Second Avenue, 18th Floor, Seattle, WA 98101, who will forward such communication to the Trustees.

Shareholder Information

The Trust, as a Massachusetts business trust, is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Massachusetts State Law Considerations

Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Trust’s Second Amended and Restated Master Trust Agreement, as amended (the “Master Trust Agreement”), provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).

3.	Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer.	John Doe
ABC Corp. Profit Sharing Plan.	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

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INDEX OF EXHIBITS AND APPENDICES TO PROXY STATEMENT

59

EXHIBIT A

Form of Investment Advisory Agreement

THIS ADVISORY AGREEMENT dated this [    ] day of [    ], [    ] (this “Agreement”), between RUSSELL INVESTMENT COMPANY, a Massachusetts business trust hereinafter called the “Trust” and [RUSSELL INVESTMENT MANAGEMENT COMPANY], a Washington Corporation hereinafter called the “Adviser.”

WHEREAS, the Trust operates as an investment company of the “series” type registered under the Investment Company Act of 1940 (“1940 Act”) for the purpose of investing and reinvesting its assets in portfolios of securities and other instruments, each of which has distinct investment objectives and policies, as set forth more fully in its Second Amended and Restated Master Trust Agreement, its bylaws and its registration statements under the 1940 Act and the Securities Act of 1933, all as heretofore amended and supplemented; and the Trust on behalf of each series of the Trust listed on Exhibit A hereto (as amended from time to time) (each such series, a “Fund”) desires to avail itself of the services, information, advice, assistance, and facilities of a manager and to have a manager perform for it various statistical, research, money manager selection, investment management, and other services; and

WHEREAS, the Adviser is principally engaged in the business of rendering investment advisory services and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”); and

WHEREAS, the Trust offers shares of beneficial interest (“Shares”) in its Funds to the public; and

WHEREAS, the Trust presently intends to offer Shares of each Fund listed on Exhibit A hereto (as amended from time to time); and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust and each of the Funds and the Adviser is willing to so render such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, it is agreed between the Trust and the Adviser as follows:

1. Appointment of Adviser.

(a) The Trust hereby employs the Adviser to manage the investment and reinvestment of the Trust’s assets in the manner set forth in Section 2 of this

Exhibit A-1

Agreement, subject to the direction of the Board of Trustees (the “Board”) and the officers of the Trust, for the period, in the manner, and on the terms hereinafter set forth. The Adviser accepts such appointment for the compensation herein provided and agrees to render the services and assume the obligations set forth in this Agreement. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way.

(b) In the event that the Trust establishes one or more Funds (other than the current Funds) and desires to retain the Adviser to act as investment adviser for such new Funds, the Trust shall notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement for any new Funds, the Adviser shall notify the Trust in writing and such new Funds shall be subject to the provisions of this Agreement to the same extent as the current Funds except to the extent that said provisions (including those relating to the compensation payable by the Trust to the Adviser with respect to any new Funds) are modified with respect to such new Fund in writing by the Trust and the Adviser at that time.

2. Duties of Adviser.

(a) Subject to the general supervision of the Board, the Adviser shall manage the investment operations of each Fund and the composition of each Fund’s assets, including the purchase, retention and disposition thereof. In this regard, the Adviser:

(i) shall provide supervision of each Fund’s assets, furnish a continuous investment program for each Fund in accordance with each Fund’s Prospectus and Statement of Additional Information (“SAI”) included as part of the Trust’s registration statement filed with the SEC, and shall determine, from time to time, what investments or securities will be purchased, retained or sold by each Fund and what portion of the assets of each Fund will be invested or held uninvested as cash;

(ii) shall provide periodic reports to the Board concerning the Adviser’s discharge of its duties and responsibilities under this Agreement as the Board shall reasonably request;

(iii) shall vote, or in accordance with the Adviser’s proxy voting policies, procedures and guidelines cause to be voted, proxies, exercise consents, and exercise all other rights appertaining to securities and assets held by each Fund in accordance with the voting policies and procedures approved by the Board;

(iv) shall, as appropriate, select broker-dealers to execute portfolio transactions for each Fund. All purchase and sale orders will be placed with broker-dealers who are selected by the Adviser as able to provide “best execution” of such orders for the Funds. However, this responsibility shall not be deemed to obligate the Adviser to solicit competitive bids for each

Exhibit A-2

transaction. The Adviser agrees that it will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Adviser except pursuant to the Trust’s Board-approved 17e-1 Policies and Procedures for Affiliated Brokerage Transactions. “Best execution” shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities or other instruments on behalf of each Fund, in selecting brokers or dealers to execute such orders, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that may enhance the Adviser’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), that the Adviser may use a broker whose commissions on transactions may exceed the commissions that another broker would have charged for effecting the transactions, provided that the Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of each Fund or the Adviser’s overall responsibilities to the Adviser’s discretionary accounts;

(v) may, on occasions when it deems the purchase or sale of a security or other instrument to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by the Adviser, aggregate, to the extent permitted by applicable laws and regulations, the securities or other instruments to be sold or purchased in order to obtain best execution. In such event, allocation of the securities or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and to such other accounts;

(vi) may execute all documents and agreements with brokers and dealers for the purposes of managing a Fund provided that: (i) the Adviser does not contravene the Prospectus or SAI; (ii) should the Adviser aggregate transactions of the Fund with other client accounts managed by the Adviser, any liability or amounts due from other client accounts will not be attributable or chargeable to the Fund; and (iii) Adviser shall reasonably determine that the terms of any such document or contract are not disadvantageous to the Fund and that the interests of the Fund are adequately protected;

(vii) shall make available and provide financial, accounting, and statistical information required by the Trust for the preparation of registration statements, reports, and other documents required by applicable federal and state securities laws, and with such information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Trust’s shares;

Exhibit A-3

(viii) in connection with its management of each Fund, shall take into account, where possible, anticipated purchases and redemptions of Shares;

(ix) shall provide information and assistance as reasonably requested by the other service providers of the Trust in connection with the registration of Shares of each Fund in accordance with applicable state and foreign law securities requirements and regulatory requirements applicable to investors in each Fund;

(x) shall furnish to the Trust or its designees, such statistical information with respect to the assets or investments that a Fund (or portions of any Fund) may hold or contemplate purchasing as the Board or its designees may reasonably request;

(xi) shall furnish to the Board such periodic and special reports as the Board may reasonably request; and

(xii) shall make available its officers and employees to the Board and officers of the Trust for consultation and discussions regarding the management of the Trust and its investment activities.

(b) The Adviser, in connection with its rights and duties with respect to the Trust:

(i) shall use the same skill and care in the management of the Funds’ portfolios as it uses in the management of other accounts to which it provides investment advisory services, but shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis its other clients; and

(ii) shall act in conformity with the Trust’s Second Amended and Restated Master Trust Agreement, bylaws, registration statement, Prospectus, SAI, any exemptive orders, and written instructions and directions of the Board, and comply with and conform to the requirements of all applicable securities and tax laws and rules, including the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986 (the “Internal Revenue Code”) and all other applicable federal and state laws, regulations and rulings.

(c) The Adviser shall:

(i) use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code and the regulations thereunder;

(ii) discharge the foregoing responsibilities subject to the control and supervision of the Board and in compliance with such policies and procedures of the Trust (regarding each Fund) that the Board may from time to time establish;

(iii) promptly notify the Trust in the event that the Adviser or any of its affiliates: (I) becomes aware that it is subject to a statutory disqualification that

Exhibit A-4

prevents the Adviser from serving as investment adviser pursuant to this Agreement or (II) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority with respect to its services under this Agreement.

(d) In providing investment advisory services to each Fund, the Adviser will provide each Fund with ongoing investment guidance, policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.

(e) The Adviser may delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisers (“Money Managers”); provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Board and approved in a manner consistent with the 1940 Act and applicable exemptive relief. However, no such delegation shall relieve the Adviser of its duties and obligations with respect to the management of each Fund’s assets pursuant to this Agreement and in accordance with applicable law. In the Adviser’s sole discretion, any such Money Manager (i) may have full or partial investment discretion and may make all determinations with respect to the investment of a Fund’s assets assigned to the Money Manager and the purchase and sale of portfolio securities and other instruments with those assets, and such steps as may be necessary to implement its decision; or (ii) may be engaged to provide advice on a non-discretionary basis to the Adviser for use in making investment decisions for a Fund.

Subject to compliance with the 1940 Act and Fund policies and procedures, the Adviser may delegate to a Money Manager the voting of proxies relating to a Fund’s portfolio securities in accordance with the proxy voting policies and procedures of the Fund. If the Adviser expressly directs a Money Manager in writing to vote a proxy in such Money Manager’s discretion, such Money Manager shall vote such proxies solely in the best interests of the Fund’s shareholders and in accordance with applicable state and federal law, statutes, rules and regulations governing the voting of proxies by registered investment advisers, investment companies and fiduciaries. If a Money Manager requests that the Adviser vote a proxy in a specified manner, such request by a Money Manager, which shall not be binding upon Adviser, shall be made solely in accordance with the foregoing standards applicable to such Money Manager’s discretionary voting of proxies. Each such request shall be accompanied by information satisfactory to the Adviser explaining the requested vote which information shall set forth any interest, direct or indirect, of the Money Manager in the outcome of the vote. In connection with each such request, a Money Manager shall be deemed to have made a representation to the Adviser and the Trust that such request has been made in compliance with this Section 2 and that all information provided in connection with such request is accurate and complete in all material respects.

Exhibit A-5

To the extent the Adviser determines to delegate some or all of its duties and obligations under this Agreement to one or more discretionary or non-discretionary Money Managers, the Adviser shall research and evaluate Money Managers and shall advise the Board of the Money Manager(s) which the Adviser believes are best suited for each Fund; shall monitor and evaluate the investment performance, or quality of recommendations, of each Money Manager employed by the Trust; shall determine the portion of each Fund’s assets to be managed by each Money Manager, if applicable; shall recommend changes or additions of Money Managers when appropriate; shall coordinate the investment activities of the Money Managers; and acting as a fiduciary for the Trust shall compensate the Money Managers from the Adviser’s own resources. The Adviser shall not be responsible or liable for the investment merits of any decision or recommendation by a Money Manager to purchase, hold, or sell a security or other instrument for a Fund.

(f) The Adviser shall treat as confidential and proprietary information regarding each Fund, including each Fund’s records and other information relative to each Fund and its prior, current or potential shareholders. The Adviser shall not use such records and information for any purpose other than the performance of its duties and responsibilities under this Agreement, except after prior notification to and approval in writing by the applicable Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by such Fund.

(g) The services of the Adviser hereunder are not deemed exclusive and the Adviser shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby.

(h) The Adviser is hereby authorized to utilize the research and other resources of its affiliates in providing investment advisory services pursuant to this Agreement. The Trust shall not be obligated to pay any fee to an affiliate of the Adviser for these services.

3. Expenses of the Trust. It is understood that the Trust will pay all its expenses other than those expressly assumed by the Adviser herein, which expenses payable by the Trust shall include:

(a) Expenses of all audits by independent public accountants;

(b) Expenses of transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

(c) Expenses of custodial services including recordkeeping services provided by the Custodian;

Exhibit A-6

(d) Expenses of obtaining quotations for calculating the value of the Trust’s net assets;

(e) Expenses of maintaining each Fund’s tax records;

(f) Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser;

(g) Taxes levied against the Trust;

(h) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities, instruments or currency for the Trust;

(i) Costs, including the interest expense, of borrowing money;

(j) Costs and/or fees incident to meetings of the Trust, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence, and the registration of shares with federal and state securities authorities;

(k) Legal fees, including the legal fees related to the registration and continued qualification of the Trust shares for sale;

(l) Costs of printing stock certificates representing shares of the Trust;

(m) Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Adviser or any of its affiliates;

(n) The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(o) Association membership dues; and

(p) Extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto.

4. Compensation.

As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Trust will arrange for each Fund to pay the Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to the amount of average daily net assets listed opposite each

Exhibit A-7

Fund’s name in Exhibit A, attached hereto. The “average daily net assets” of each Fund shall mean the average of the values placed on each Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of each Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if each Fund lawfully determines the value of its net assets as of some other time on each Business Day (as defined in the Funds’ Prospectus or SAI), as of such other time. The value of net assets of each Fund shall always be determined pursuant to the applicable provisions of the Second Amended and Restated Master Trust Agreement, the registration statement and the Fund’s securities valuation procedures. If, pursuant to such provisions, the determination of net asset value is suspended for any particular Business Day, then for the purposes of this Section 4, the value of the net assets of each Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of each Fund’s portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of each Fund has been so suspended for a period including any month end when the Adviser’s compensation is payable pursuant to this Section 4, then the Adviser’s compensation payable at the end of such month shall be computed on the basis of the value of the net assets of each Fund as last determined (whether during or prior to such month). If each Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

5. Books and Records. The Adviser agrees to maintain, and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, such records as are required to be maintained by Rule 31a-1 under the 1940 Act (other than clause (b)(4) and paragraphs (c), (d) and (e) thereof). The Adviser further agrees that all records which it maintains for the Trust are the property of the Trust and it shall surrender promptly to the Trust any of such records upon the Trust’s request.

6. Liabilities of the Adviser.

(a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder or on the part of the Adviser or its corporate affiliates, the Adviser and its corporate affiliates shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security or other instrument.

(b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Adviser and its corporate affiliates, from liability in violation of Section 17(h) and (i) of the 1940 Act.

Exhibit A-8

7. Renewal and Termination.

(a) This Agreement shall become effective on and as of [ ], [ ], and shall continue through the period ending two years from such date. For any new Fund for which the Adviser is retained as investment adviser pursuant to Section 1(b) of this Agreement, this Agreement shall become effective on the date such Fund is offered to the public and shall continue in effect as to such Fund for two years from its effective date. In each case, the Agreement is renewable annually thereafter for successive one-year periods (a) by a vote of a majority of the Trustees of the Trust, or (b) as to any Fund, by a vote of a majority of the outstanding voting securities of that Fund, and in either case by a majority of the Trustees who are not parties to this Agreement or interested persons of any parties to the Agreement (other than as Trustees of the Trust), cast in person at a meeting called for purposes of voting on the Agreement; provided, however, that if the shareholders of any one or more Funds fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and Rules and Regulations thereunder with respect to any other Fund or Funds.

(b) This Agreement:

(i) May at any time be terminated without the payment of any penalty either by vote of the Board or, as to any Fund, by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the Adviser;

(ii) Shall immediately terminate in the event of its assignment; and

(iii) May be terminated by the Adviser on 60 days’ written notice to the Trust.

(c) As used in this Section 7, the Terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth for any such terms in the 1940 Act.

(d) Any notice under this Agreement shall be given in writing addressed and delivered, or mailed postpaid, to the other party at any office of such party.

8. Trade Names and Trademarks. The parties hereto acknowledge that: (i) the Trust has been granted non-exclusive use of the name “Russell Investments,” subject to certain restrictions and limitations; and (ii) the Trust’s right to use the name may be withdrawn.

9. Amendment of Agreement. This Agreement may be amended by mutual consent, and the consent of the Trust must be approved by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and, to the extent required by the 1940 Act

Exhibit A-9

and interpretations thereof by the SEC and its staff, by vote of a majority of the outstanding Shares (as defined with respect to voting securities by the 1940 Act) representing the interests in each Fund affected by such amendment.

10. Limitation of Liability. The Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended from time to time, establishing the Trust, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name Russell Investment Company means the Trustees from time to time serving (as Trustees but not personally) under said Master Trust Agreement. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees, or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Second Amended and Restated Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Second Amended and Restated Master Trust Agreement.

11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Washington and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. The sole parties to this Agreement are the Trust and the Adviser and the Trust is the sole beneficiary of the Adviser’s services hereunder. The parties to this Agreement do not intend for this Agreement to benefit any third party, including without limitation a record owner or beneficial owner of the Shares, that is not expressly identified as a party to this Agreement. The terms of this Agreement may be enforced solely by a party to this Agreement. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Exhibit A-10

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

RUSSELL INVESTMENT COMPANY

By:

Title:	President and Chief Executive Officer

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:

Title:	President and Chief Executive Officer

Exhibit A

Fund	Asset Level	Fee
Russell Short Duration Bond Fund	First $2 billion	0.45%
	Next $3 billion	0.41%
	Next $5 billion	0.38%
	In excess of $10 billion	0.36%
Russell Tax Exempt Bond Fund	All assets	0.30%
Russell Global Real Estate Securities Fund	First $2 billion	0.80%
	Next $3 billion	0.76%
	Next $5 billion	0.73%
	In excess of $10 billion	0.71%
Russell Global Equity Fund	First $2 billion	0.95%
	Next $3 billion	0.91%
	Next $5 billion	0.88%
	In excess of $10 billion	0.86%
Russell Emerging Markets Fund	First $2 billion	1.15%
	Next $3 billion	1.11%
	Next $5 billion	1.08%
	In excess of $10 billion	1.06%
Russell U.S. Core Equity Fund	All assets	0.55%
Russell U.S. Small Cap Equity Fund	All assets	0.70%
Russell U.S. Defensive Equity Fund	All assets	0.55%
Russell U.S. Dynamic Equity Fund	First $2 billion	0.80%
	Next $3 billion	0.76%
	Next $5 billion	0.73%
	In excess of $10 billion	0.71%

Exhibit A-11

Fund	Asset Level	Fee
Russell International Developed Markets Fund	All assets	0.70%
Russell Investment Grade Bond Fund	All assets	0.25%
Russell Strategic Bond Fund	First $2 billion	0.50%
	Next $3 billion	0.46%
	Next $5 billion	0.43%
	In excess of $10 billion	0.41%
Russell Tax-Managed U.S. Large Cap Fund	First $1.5 billion	0.70%
	Next $2.5 billion	0.66%
	Next $4 billion	0.63%
	In excess of $8 billion	0.61%
Russell Tax-Managed U.S. Mid & Small Cap Fund	First $1.5 billion	0.98%
	Next $2.5 billion	0.94%
	Next $4 billion	0.91%
	In excess of $8 billion	0.89%
Russell Commodity Strategies Fund	First $2 billion	1.25%
	Next $3 billion	1.21%
	Next $5 billion	1.18%
	In excess of $10 billion	1.16%
Russell Global Opportunistic Credit Fund	First $2 billion	1.00%
	Next $3 billion	0.96%
	Next $5 billion	0.93%
	In excess of $10 billion	0.91%
Russell Global Infrastructure Fund	First $2 billion	1.25%
	Next $3 billion	1.21%
	Next $5 billion	1.18%
	In excess of $10 billion	1.16%
Russell Multi-Strategy Alternative Fund	First $2 billion	1.50%
	Next $3 billion	1.46%
	Next $5 billion	1.43%
	In excess of $10 billion	1.41%
Russell U.S. Strategic Equity Fund	First $2 billion	0.75%
	Next $3 billion	0.71%
	Next $5 billion	0.68%
	In excess of $10 billion	0.66%
Russell U.S. Large Cap Equity Fund	First $2 billion	0.70%
	Next $3 billion	0.66%
	Next $5 billion	0.63%
	In excess of $10 billion	0.61%

Exhibit A-12

Fund	Asset Level	Fee
Russell U.S. Mid Cap Equity Fund	First $2 billion	0.80%
	Next $3 billion	0.76%
	Next $5 billion	0.73%
	In excess of $10 billion	0.71%
Russell Strategic Call Overwriting Fund	All assets	0.80%
Select International Equity Fund	All assets	0.45%
Select U.S. Equity Fund	All assets	0.30%
Russell Multi-Strategy Income Fund	First $2 billion	0.75%
	Next $3 billion	0.71%
	Next $5 billion	0.68%
	In excess of $10 billion	0.66%
Russell Tax Exempt High Yield Bond Fund	All assets	0.50%
Russell Tax-Managed International Equity Fund	First $1.5 billion	0.85%
	Next $2.5 billion	0.81%
	Next $4 billion	0.78%
	In excess of $8 billion	0.76%
Conservative Strategy	All assets	0.20%
Balanced Strategy	All assets	0.20%
Moderate Strategy	All assets	0.20%
Growth Strategy	All assets	0.20%
Equity Growth Strategy	All assets	0.20%
2020 Strategy Fund	All assets	0.00%
2025 Strategy Fund	All assets	0.00%
2030 Strategy Fund	All assets	0.00%
2035 Strategy Fund	All assets	0.00%
2040 Strategy Fund	All assets	0.00%
2045 Strategy Fund	All assets	0.00%
2050 Strategy Fund	All assets	0.00%
2055 Strategy Fund	All assets	0.00%
In Retirement Fund	All assets	0.00%

Exhibit A-13

EXHIBIT B

Comparison of Investment Advisory Fee Rates under the Existing and Post-Transaction Agreements

Fund	Old Fee (All Assets)	New Fee
		Asset Level	Fee
Russell Short Duration Bond Fund	0.45%	First $2 billion	0.45%
		Next $3 billion	0.41%
		Next $5 billion	0.38%
		In excess of $10 billion	0.36%
Russell Global Real Estate Securities Fund	0.80%	First $2 billion	0.80%
		Next $3 billion	0.76%
		Next $5 billion	0.73%
		In excess of $10 billion	0.71%
Russell Global Equity Fund	0.95%	First $2 billion	0.95%
		Next $3 billion	0.91%
		Next $5 billion	0.88%
		In excess of $10 billion	0.86%
Russell Emerging Markets Fund	1.15%	First $2 billion	1.15%
		Next $3 billion	1.11%
		Next $5 billion	1.08%
		In excess of $10 billion	1.06%
Russell U.S. Dynamic Equity Fund	0.80%	First $2 billion	0.80%
		Next $3 billion	0.76%
		Next $5 billion	0.73%
		In excess of $10 billion	0.71%
Russell Strategic Bond Fund	0.50%	First $2 billion	0.50%
		Next $3 billion	0.46%
		Next $5 billion	0.43%
		In excess of $10 billion	0.41%
Russell Tax-Managed U.S. Large Cap Fund	0.70%	First $1.5 billion	0.70%
		Next $2.5 billion	0.66%
		Next $4 billion	0.63%
		In excess of $8 billion	0.61%
Russell Tax-Managed U.S. Mid & Small Cap Fund	0.98%	First $1.5 billion	0.98%
		Next $2.5 billion	0.94%
		Next $4 billion	0.91%
		In excess of $8 billion	0.89%
Russell Commodity Strategies Fund	1.25%	First $2 billion	1.25%
		Next $3 billion	1.21%
		Next $5 billion	1.18%
		In excess of $10 billion	1.16%

Exhibit B-1

Fund	Old Fee (All Assets)	New Fee
		Asset Level	Fee
Russell Global Opportunistic Credit Fund	1.00%	First $2 billion	1.00%
		Next $3 billion	0.96%
		Next $5 billion	0.93%
		In excess of $10 billion	0.91%
Russell Global Infrastructure Fund	1.25%	First $2 billion	1.25%
		Next $3 billion	1.21%
		Next $5 billion	1.18%
		In excess of $10 billion	1.16%
Russell Multi-Strategy Alternative Fund	1.50%	First $2 billion	1.50%
		Next $3 billion	1.46%
		Next $5 billion	1.43%
		In excess of $10 billion	1.41%
Russell U.S. Strategic Equity Fund	0.75%	First $2 billion	0.75%
		Next $3 billion	0.71%
		Next $5 billion	0.68%
		In excess of $10 billion	0.66%
Russell U.S. Large Cap Equity Fund	0.70%	First $2 billion	0.70%
		Next $3 billion	0.66%
		Next $5 billion	0.63%
		In excess of $10 billion	0.61%
Russell U.S. Mid Cap Equity Fund	0.80%	First $2 billion	0.80%
		Next $3 billion	0.76%
		Next $5 billion	0.73%
		In excess of $10 billion	0.71%
Russell Multi-Strategy Income Fund	0.75%	First $2 billion	0.75%
		Next $3 billion	0.71%
		Next $5 billion	0.68%
		In excess of $10 billion	0.66%
Russell Tax-Managed International Equity Fund	0.85%	First $1.5 billion	0.85%
		Next $2.5 billion	0.81%
		Next $4 billion	0.78%
		In excess of $8 billion	0.76%

Exhibit B-2

EXHIBIT C

Investment Advisory Fees Paid by the Funds

The following chart sets forth the amount of advisory fees paid by the Funds to RIMCo (gross of reimbursements and/or waivers), the amount of advisory fees waived and/or amounts reimbursed pursuant to any contractual waiver/reimbursement agreement, and the advisory fees net of any such waivers/reimbursements, in each case for the fiscal year ended October 31, 2015.

Fund	Gross Advisory Fees Paid to RIMCo (USD)	Advisory Fees Waived/Amounts Reimbursed by RIMCo (USD)	Net Advisory Fees Paid to RIMCo (USD)
Russell U.S. Core Equity Fund	6,972,626	—	6,972,626
Russell U.S. Defensive Equity Fund	6,123,019	—	6,123,019
Russell U.S. Dynamic Equity Fund	5,219,885	—	5,219,885
Russell U.S. Strategic Equity Fund	29,744,006	(9,536,716)	20,207,291
Russell U.S. Large Cap Equity Fund	3,085,821	(598,906)	2,486,915
Russell U.S. Mid Cap Equity Fund	1,697,403	(373,361)	1,324,042
Russell U.S. Small Cap Equity Fund	16,199,391	—	16,199,391
Russell International Developed Markets Fund	24,179,052	—	24,179,052
Russell Global Equity Fund	29,725,650	—	29,725,650
Russell Emerging Markets Fund	31,296,186	—	31,296,186
Russell Tax-Managed U.S. Large Cap Fund	9,975,712	—	9,975,712
Russell Tax-Managed U.S. Mid & Small Cap Fund	3,463,360	(73,035)	3,390,325
Russell Tax-Managed International Equity Fund	1,397,805	(283,441)	1,114,364
Russell Global Opportunistic Credit Fund	17,600,386	(5,477,123)	12,123,263
Russell Strategic Bond Fund	34,224,486	(1,507,274)	32,717,212
Russell Investment Grade Bond Fund	3,552,520	—	3,552,520
Russell Short Duration Bond Fund	4,756,687	(744,716)	4,011,971

Exhibit C-1

Fund	Gross Advisory Fees Paid to RIMCo (USD)	Advisory Fees Waived/Amounts Reimbursed by RIMCo (USD)	Net Advisory Fees Paid to RIMCo (USD)
Russell Tax Exempt High Yield Bond Fund	450,878	(266,510)	184,368
Russell Tax Exempt Bond Fund	4,016,705	—	4,016,705
Russell Commodity Strategies Fund	11,823,982	(5,540,863)	6,283,119
Russell Global Infrastructure Fund	19,669,428	(5,192,729)	14,476,699
Russell Global Real Estate Securities Fund	13,610,324	—	13,610,324
Russell Multi-Strategy Alternative Fund	10,609,646	(336,176)	10,273,470
Russell Multi-Strategy Income Fund	1,028,553	(492,335)	536,218
Russell Strategic Call Overwriting Fund	700,756	(193,138)	507,618
Select U.S. Equity Fund	1,777,415	(439,638)	1,337,777
Select International Equity Fund	2,938,326	(1,339,211)	1,599,115
Conservative Strategy Fund	975,877	(888,781)	87,096
Moderate Strategy Fund	1,560,831	(1,292,408)	268,423
Balanced Strategy Fund	6,640,929	(4,870,877)	1,770,052
Growth Strategy Fund	4,208,782	(3,216,866)	991,916
Equity Growth Strategy Fund	1,730,130	(1,376,598)	353,532
2020 Strategy Fund	—	—	—
2025 Strategy Fund	—	—	—
2030 Strategy Fund	—	—	—
2035 Strategy Fund	—	—	—
2040 Strategy Fund	—	—	—
2045 Strategy Fund	—	—	—
2050 Strategy Fund	—	—	—
2055 Strategy Fund	—	—	—
In Retirement Fund	—	—	—

Exhibit C-2

EXHIBIT D

Date of Existing Agreement

The date of the Existing Agreement for each Fund, except the Funds listed in the table below, is December 2, 2014. Shareholders of each Fund, except the Russell U.S. Large Cap Equity Fund, Growth Strategy Fund, Equity Growth Strategy Fund and 2055 Strategy Fund, last approved the Fund’s advisory agreement with RIMCo on November 3, 2014, in connection with a change of control resulting from LSEG’s acquisition of FRC. Shareholders of the Russell U.S. Large Cap Equity Fund, Growth Strategy Fund, Equity Growth Strategy Fund and 2055 Strategy Fund last approved the Fund’s advisory agreement with RIMCo on November 25, 2014, in connection with a change of control resulting from LSEG’s acquisition of FRC.

Fund	Date of Existing Agreement
Russell Tax-Managed International Equity Fund	June 1, 2015
Russell Tax Exempt High Yield Bond Fund	June 1, 2015
Russell Multi-Strategy Income Fund	May 1, 2015

Exhibit D-1

EXHIBIT E

Additional Information about RIMCo and its Affiliates

Ownership Structure of RIMCo (Pre- and Post-Transaction)

Pre-Transaction

RIMCo is a wholly-owned subsidiary of FRC, which is located at 1301 Second Avenue, Seattle, WA 98101. FRC is a direct wholly-owned subsidiary of LSEG US Holdco, Inc., a Delaware corporation with its registered address at 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808. LSEG US Holdco, Inc. is a direct wholly-owned subsidiary of LSEG, which has its registered address at 10 Paternoster Square, London, EC4M 7LS, United Kingdom.

Post-Transaction

Following the Transaction, RIMCo will be an indirect, wholly-owned subsidiary of Emerald Acquisition, through which the limited partners of the TA Funds will indirectly acquire a majority ownership interest and the limited partners of the Reverence Capital Funds will indirectly acquire a significant minority ownership interest in Russell Investments. The TA Alternative Investment Vehicles are ultimately controlled by a Cayman corporation, TA Associates Cayman, Ltd., and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg.

Principal Executive Officer and Directors of RIMCo

The current Principal Executive Officer and Directors of RIMCo are listed below. The address for each individual listed is 1301 Second Avenue, Seattle, WA 98101. The governance structure of RIMCo may change as a result of RIMCo’s conversion to a limited liability company.

Name	Title	Principal Occupation
Jeffrey T. Hussey	Chairman of the Board of Directors, President and Chief Executive Officer	See the Proxy Statement under “Officers of the Trust”

Ron Bundy	Director	Chief Executive Officer of Russell Indexes

Sandra Cavanaugh	Director	See the Proxy Statement under “Officers of the Trust”

Mark E. Swanson	Director	See the Proxy Statement under “Officers of the Trust”

Kenneth Willman	Director	Chief Legal Officer of FRC

Exhibit E-1

Other Investment Companies Advised by RIMCo

The following sets forth information about other registered investment companies advised by RIMCo that may have comparable investment strategies to one or more Funds.

Fund	Net Assets as of 1/4/2016 (USD)	Advisory Fee Rate	Waiver/Reduction of Fees?
Multi-Style Equity Fund (a series of Russell Investment Funds (“RIF”))	$447,071,989	0.73%	N/A

Aggressive Equity Fund (a series of RIF)	213,087,633	0.90%	N/A

Non-U.S. Fund (a series of RIF)	351,513,494	0.90%	N/A

Core Bond Fund (a series of RIF)	857,255,998	0.55%	Yes (contractual waiver/reimbursement agreement)

Global Real Estate Securities Fund (a series of RIF)	768,709,732	0.80%	N/A

Moderate Strategy Fund (a series of RIF)	107,421,563	0.20%	Yes (contractual waiver/reimbursement agreement)

Balanced Strategy Fund (a series of RIF)	285,721,863	0.20%	Yes (contractual waiver/reimbursement agreement)

Growth Strategy Fund (a series of RIF)	197,301,868	0.20%	Yes (contractual waiver/reimbursement agreement)

Equity Growth Strategy Fund (a series of RIF)	47,282,008	0.20%	Yes (contractual waiver/reimbursement agreement)

Exhibit E-2

Commissions Paid to Brokers Affiliated with RIMCo or the Money Managers

Gross brokerage commissions received by broker/dealers that were affiliated with RIMCo or the relevant Money Managers for the period October 1, 2014 through September 30, 2015 from portfolio transactions effected for the Funds were as follows:

Fund Name	RIMCo/Money Manager	Affiliated Broker	Total (USD)	Percent of Fund’s Commission
Russell U.S. Core Equity Fund	RIMCo	Russell Implementation Services, Inc.	277,708	25.30%
	Sustainable Growth Advisers, LP	Russell Implementation Services, Inc.	5,749	0.52%
Russell U.S. Defensive Equity Fund	RIMCo	Russell Implementation Services, Inc.	99,886	22.35%
Russell U.S. Dynamic Equity Fund	RIMCo	Russell Implementation Services, Inc.	89,921	10.15%
	Cornerstone Capital Management	Russell Implementation Services, Inc.	2,289	0.26%
Russell U.S. Strategic Equity Fund	RIMCo	Russell Implementation Services, Inc.	478,233	17.03%
	Cornerstone Capital Management	Russell Implementation Services, Inc.	5,513	0.20%
Russell U.S. Large Cap Equity Fund	RIMCo	Russell Implementation Services, Inc.	4,231	3.45%
	Sustainable Growth Advisers, LP	Russell Implementation Services, Inc.	1,269	1.04%
Russell U.S. Mid Cap Equity Fund	RIMCo	Russell Implementation Services, Inc.	47,118	30.22%
Russell U.S. Small Cap Equity Fund	RIMCo	Russell Implementation Services, Inc.	911,665	17.54%
Russell International Developed Markets Fund	RIMCo	Russell Implementation Services, Inc.	1,224,325	49.68%
Russell Global Equity Fund	RIMCo	Russell Implementation Services, Inc.	494,500	26.93%
Russell Emerging Markets Fund	RIMCo	Russell Implementation Services, Inc.	1,329,223	30.21%
Russell Tax-Managed U.S. Large Cap Fund	RIMCo	Russell Implementation Services, Inc.	164,595	48.79%

Exhibit E-3

Fund Name	RIMCo/Money Manager	Affiliated Broker	Total (USD)	Percent of Fund’s Commission
Russell Tax-Managed U.S. Mid & Small Cap Fund	RIMCo	Russell Implementation Services, Inc.	115,406	39.87%
Russell Strategic Bond Fund	RIMCo	Russell Implementation Services, Inc.	287,308	100.00%
Russell Short Duration Bond Fund	RIMCo	Russell Implementation Services, Inc.	105,280	100.00%
Russell Global Infrastructure Fund	RIMCo	Russell Implementation Services, Inc.	339,926	11.67%
Russell Global Real Estate Securities Fund	RIMCo	Russell Implementation Services, Inc.	227,881	10.11%
Russell Multi-Strategy Income Fund	RIMCo	Russell Implementation Services, Inc.	73,851	69.64%

Fees Paid by the Funds to Affiliates of RIMCo

RFSC

The following chart sets forth the amount of administrative fees paid by the Funds to RFSC (gross of reimbursements and/or waivers), the amount of administrative fees waived and/or amounts reimbursed pursuant to any contractual waiver/reimbursement agreement, and the administrative fees net of any such waivers/reimbursements, in each case for the fiscal year ended October 31, 2015.

Fund	Gross Administrative Fees Paid to RFSC (USD)	Administrative Fees Waived/Amounts Reimbursed by RFSC (USD)	Net Administrative Fees Paid to RFSC (USD)
Russell U.S. Core Equity Fund	603,629	—	603,629
Russell U.S. Defensive Equity Fund	530,263	—	530,263
Russell U.S. Dynamic Equity Fund	310,779	—	310,779
Russell U.S. Strategic Equity Fund	1,889,476	—	1,889,476
Russell U.S. Large Cap Equity Fund	210,004	—	210,004
Russell U.S. Mid Cap Equity Fund	101,087	—	101,087

Exhibit E-4

Fund	Gross Administrative Fees Paid to RFSC (USD)	Administrative Fees Waived/Amounts Reimbursed by RFSC (USD)	Net Administrative Fees Paid to RFSC (USD)
Russell U.S. Small Cap Equity Fund	1,102,330	—	1,102,330
Russell International Developed Markets Fund	1,644,896	—	1,644,896
Russell Global Equity Fund	1,490,399	—	1,490,399
Russell Emerging Markets Fund	1,296,122	—	1,296,122
Russell Tax-Managed U.S. Large Cap Fund	679,070	—	679,070
Russell Tax-Managed U.S. Mid & Small Cap Fund	168,386	—	168,386
Russell Tax-Managed International Equity Fund	78,497	—	78,497
Russell Global Opportunistic Credit Fund	838,568	—	838,568
Russell Strategic Bond Fund	3,260,596	—	3,260,596
Russell Investment Grade Bond Fund	676,852	—	676,852
Russell Short Duration Bond Fund	503,430	—	503,430
Russell Tax Exempt High Yield Bond Fund	43,239	—	43,239
Russell Tax Exempt Bond Fund	637,868	—	637,868
Russell Commodity Strategies Fund	450,530	(82,584)	367,946
Russell Global Infrastructure Fund	749,514	—	749,514
Russell Global Real Estate Securities Fund	810,368	—	810,368
Russell Multi-Strategy Alternative Fund	336,833	(11,206)	325,627

Exhibit E-5

Fund	Gross Administrative Fees Paid to RFSC (USD)	Administrative Fees Waived/Amounts Reimbursed by RFSC (USD)	Net Administrative Fees Paid to RFSC (USD)
Russell Multi-Strategy Income Fund	65,527	—	65,527
Russell Strategic Call Overwriting Fund	41,726	—	41,726
Select U.S. Equity Fund	282,526	—	282,526
Select International Equity Fund	311,398	—	311,398
Conservative Strategy Fund	207,375	—	207,375
Moderate Strategy Fund	331,677	—	331,677
Balanced Strategy Fund	1,411,197	—	1,411,197
Growth Strategy Fund	894,366	—	894,366
Equity Growth Strategy Fund	367,652	—	367,652
2020 Strategy Fund	—	—	—
2025 Strategy Fund	—	—	—
2030 Strategy Fund	—	—	—
2035 Strategy Fund	—	—	—
2040 Strategy Fund	—	—	—
2045 Strategy Fund	—	—	—
2050 Strategy Fund	—	—	—
2055 Strategy Fund	—	—	—
In Retirement Fund	—	—	—

The following chart sets forth the amount of transfer agency fees paid by the Funds to RFSC (gross of reimbursements and/or waivers), the amount of transfer agency fees waived and/or amounts reimbursed pursuant to any contractual waiver/reimbursement agreement, and the transfer agency fees net of any such waivers/reimbursements, in each case for the fiscal year ended October 31, 2015.

Fund	Gross Transfer Agency Fees Paid to RFSC (USD)	Transfer Agency Fees Waived/Amounts Reimbursed by RFSC (USD)	Net Transfer Agency Fees Paid to RFSC (USD)
Russell U.S. Core Equity Fund	1,641,107	—	1,641,107
Russell U.S. Defensive Equity Fund	929,570	—	929,570
Russell U.S. Dynamic Equity Fund	161,751	—	161,751
Russell U.S. Strategic Equity Fund	7,931,735	(793,173)	7,138,562
Russell U.S. Large Cap Equity Fund	881,663	—	881,663
Russell U.S. Mid Cap Equity Fund	424,351	—	424,351

Exhibit E-6

Fund	Gross Transfer Agency Fees Paid to RFSC (USD)	Transfer Agency Fees Waived/Amounts Reimbursed by RFSC (USD)	Net Transfer Agency Fees Paid to RFSC (USD)
Russell U.S. Small Cap Equity Fund	3,393,707	—	3,393,707
Russell International Developed Markets Fund	5,758,055	—	5,758,055
Russell Global Equity Fund	4,495,808	—	4,495,808
Russell Emerging Markets Fund	4,298,540	—	4,298,540
Russell Tax-Managed U.S. Large Cap Fund	2,850,203	—	2,850,203
Russell Tax-Managed U.S. Mid & Small Cap Fund	706,807	(172,004)	534,803
Russell Tax-Managed International Equity Fund	328,896	—	328,896
Russell Global Opportunistic Credit Fund	2,400,758	(1,425,348)	975,410
Russell Strategic Bond Fund	9,416,730	(1,576,416)	7,840,314
Russell Investment Grade Bond Fund	2,047,445	—	2,047,445
Russell Short Duration Bond Fund	1,698,158	(1,013,282)	684,877
Russell Tax Exempt High Yield Bond Fund	180,351	—	180,351
Russell Tax Exempt Bond Fund	2,677,803	(769,892)	1,907,911
Russell Commodity Strategies Fund	1,438,858	(71,433)	1,367,424
Russell Global Infrastructure Fund	2,339,442	(232,127)	2,107,315
Russell Global Real Estate Securities Fund	3,086,394	—	3,086,394
Russell Multi-Strategy Alternative Fund	1,215,849	—	1,215,849
Russell Multi-Strategy Income Fund	169,261	—	169,261
Russell Strategic Call Overwriting Fund	175,189	—	175,189
Select U.S. Equity Fund	30,725	(805)	29,921
Select International Equity Fund	34,244	(2,324)	31,920
Conservative Strategy Fund	975,877	(195,317)	780,560
Moderate Strategy Fund	1,560,831	(429,966)	1,130,865
Balanced Strategy Fund	6,640,929	(2,556,033)	4,084,896
Growth Strategy Fund	4,208,782	(404,802)	3,803,980
Equity Growth Strategy Fund	1,730,130	(190,100)	1,540,030
2020 Strategy Fund	—	—	—
2025 Strategy Fund	—	—	—
2030 Strategy Fund	—	—	—
2035 Strategy Fund	—	—	—
2040 Strategy Fund	—	—	—
2045 Strategy Fund	—	—	—
2050 Strategy Fund	—	—	—
2055 Strategy Fund	—	—	—
In Retirement Fund	—	—	—

Exhibit E-7

RFS

RFS serves as the distributor for the Funds. Certain classes of the Funds pay for distribution-related services and shareholder services pursuant to a Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively, or a Distribution and Shareholder Services Plan (collectively, the “Plans”). As permitted by the Plans, RFS has entered into arrangements with Selling Agents (financial intermediaries that have entered into selling agent agreements to provide sales support services with respect to Fund shares held by or for the customers of the financial intermediaries) and Servicing Agents (investment advisers, insurance companies, banks, investment advisers, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of certain classes of Fund shares) to perform certain distribution and shareholder services for certain classes of the Funds. The distribution fees and shareholder services fees paid by the Funds to RFS are then paid by RFS to the Selling Agents and Servicing Agents. RFS does not retain any of the distribution fees or shareholder servicing fees paid to it by the Funds. Any amounts that are unable to be paid to the Selling and Servicing Agents are returned to the Trust. RFS keeps a portion of the front-end sales charge imposed on Class A shares.

The following chart sets forth the expenses accrued by the Funds’ Class A, Class C and Class R5 shares (as applicable) under the applicable Plan, payable as compensation to the Selling Agents by RFS, for the fiscal year ended October 31, 2015.

	Accrued Expenses (USD)
Fund	Class A	Class C	Class R5
Russell U.S. Core Equity Fund	89,331	399,858	—
Russell U.S. Defensive Equity Fund	62,701	369,187	—
Russell U.S. Dynamic Equity Fund	5,683	85,179	—
Russell U.S. Strategic Equity Fund	15,639	156,630	—
Russell U.S. Large Cap Equity Fund	20,135	11,585	—
Russell U.S. Mid Cap Equity Fund	12,575	18,224	—
Russell U.S. Small Cap Equity Fund	63,355	237,231	—
Russell International Developed Markets Fund	75,714	266,562	—
Russell Global Equity Fund	33,749	108,002	—
Russell Emerging Markets Fund	49,669	184,071	—
Russell Tax-Managed U.S. Large Cap Fund	53,588	165,646	—
Russell Tax-Managed U.S. Mid & Small Cap Fund	21,016	90,146	—
Russell Tax-Managed International Equity Fund	607	1,909	—

Exhibit E-8

	Accrued Expenses (USD)
Fund	Class A	Class C	Class R5
Russell Global Opportunistic Credit Fund	13,427	82,625	—
Russell Strategic Bond Fund	143,318	505,622	—
Russell Investment Grade Bond Fund	21,707	146,376	—
Russell Short Duration Bond Fund	72,659	506,702	—
Russell Tax Exempt High Yield Bond Fund	1,199	739	—
Russell Tax Exempt Bond Fund	45,949	206,406	—
Russell Commodity Strategies Fund	22,764	47,821	—
Russell Global Infrastructure Fund	23,175	66,524	—
Russell Global Real Estate Securities Fund	75,623	301,276	—
Russell Multi-Strategy Alternative Fund	5,877	48,873	—
Russell Multi-Strategy Income Fund	2,065	5,403	—
Russell Strategic Call Overwriting Fund	—	—	—
Select U.S. Equity Fund	—	—	—
Select International Equity Fund	—	—	—
Conservative Strategy Fund	285,400	1,510,654	60,418
Moderate Strategy Fund	543,563	2,162,973	74,162
Balanced Strategy Fund	2,508,718	8,886,480	301,494
Growth Strategy Fund	1,805,607	5,346,705	195,056
Equity Growth Strategy Fund	557,146	2,303,776	101,835
2020 Strategy Fund	843	—	60,203
2025 Strategy Fund	—	—	23,562
2030 Strategy Fund	2,719	—	66,831
2035 Strategy Fund	—	—	20,387
2040 Strategy Fund	2,430	—	44,664
2045 Strategy Fund	—	—	9,203
2050 Strategy Fund	—	—	10,725
2055 Strategy Fund	—	—	1,762
In Retirement Fund	1,188	—	22,452

Exhibit E-9

The following chart sets forth the expenses accrued by the Funds’ Class C, Class E, Class R4 and Class R5 shares (as applicable) under the applicable Plan, payable as compensation to the Servicing Agents by RFS, for the fiscal year ended October 31, 2015.

	Accrued Expenses (USD)
Fund	Class C	Class E	Class R4	Class R5
Russell U.S. Core Equity Fund	133,286	24,691	—	—
Russell U.S. Defensive Equity Fund	123,062	20,812	—	—
Russell U.S. Dynamic Equity Fund	28,393	4,108	—	—
Russell U.S. Strategic Equity Fund	52,210	262,087	—	—
Russell U.S. Large Cap Equity Fund	3,862	—	—	—
Russell U.S. Mid Cap Equity Fund	6,075	—	—	—
Russell U.S. Small Cap Equity Fund	79,077	97,457	—	—
Russell International Developed Markets Fund	88,854	195,893	—	—
Russell Global Equity Fund	36,001	128,483	—	—
Russell Emerging Markets Fund	61,357	114,377	—	—
Russell Tax-Managed U.S. Large Cap Fund	55,215	122,517	—	—
Russell Tax-Managed U.S. Mid & Small Cap Fund	30,049	17,132	—	—
Russell Tax-Managed International Equity Fund	636	9,086	—	—
Russell Global Opportunistic Credit Fund	27,542	83,942	—	—
Russell Strategic Bond Fund	168,541	342,286	—	—
Russell Investment Grade Bond Fund	48,792	74,967	—	—
Russell Short Duration Bond Fund	168,901	80,822	—	—
Russell Tax Exempt High Yield Bond Fund	246	5,235	—	—
Russell Tax Exempt Bond Fund	68,802	157,361	—	—
Russell Commodity Strategies Fund	15,940	37,064	—	—

Exhibit E-10

	Accrued Expenses (USD)
Fund	Class C	Class E	Class R4	Class R5
Russell Global Infrastructure Fund	22,175	62,337	—	—
Russell Global Real Estate Securities Fund	100,425	78,825	—	—
Russell Multi-Strategy Alternative Fund	16,291	37,823	—	—
Russell Multi-Strategy Income Fund	1,801	2,575	—	—
Russell Strategic Call Overwriting Fund	—	—	—	—
Select U.S. Equity Fund	—	—	—	—
Select International Equity Fund	—	—	—	—
Conservative Strategy Fund	503,551	50,476	50,228	60,418
Moderate Strategy Fund	720,991	68,901	98,602	74,162
Balanced Strategy Fund	2,962,160	131,754	446,864	301,494
Growth Strategy Fund	1,782,235	102,449	326,381	195,056
Equity Growth Strategy Fund	767,926	45,785	119,235	101,835
2020 Strategy Fund	—	4,870	28,816	60,203
2025 Strategy Fund	—	—	19,265	23,562
2030 Strategy Fund	—	691	37,385	66,831
2035 Strategy Fund	—	—	20,026	20,387
2040 Strategy Fund	—	613	23,448	44,664
2045 Strategy Fund	—	—	10,164	9,203
2050 Strategy Fund	—	—	5,845	10,725
2055 Strategy Fund	—	—	4,391	1,762
In Retirement Fund	—	—	21,553	22,452

For the fiscal year ended October 31, 2015, RFS retained the following amounts in contingent deferred sales charges:

Fund	Contingent Deferred Sales Charges on Class A Shares (USD)
Russell U.S. Core Equity Fund	184
Russell U.S. Defensive Equity Fund	549
Russell U.S. Dynamic Equity Fund	—
Russell U.S. Strategic Equity Fund	—
Russell U.S. Large Cap Equity Fund	—
Russell U.S. Mid Cap Equity Fund	25
Russell U.S. Small Cap Equity Fund	103

Exhibit E-11

Fund	Contingent Deferred Sales Charges on Class A Shares (USD)
Russell International Developed Markets Fund	296
Russell Global Equity Fund	143
Russell Emerging Markets Fund	310
Russell Tax-Managed U.S. Large Cap Fund	300
Russell Tax-Managed U.S. Mid & Small Cap Fund	69
Russell Tax-Managed International Equity Fund	—
Russell Global Opportunistic Credit Fund	160
Russell Strategic Bond Fund	175
Russell Investment Grade Bond Fund	68
Russell Short Duration Bond Fund	5,728
Russell Tax Exempt High Yield Bond Fund	—
Russell Tax Exempt Bond Fund	1,198
Russell Commodity Strategies Fund	61
Russell Global Infrastructure Fund	507
Russell Global Real Estate Securities Fund	66
Russell Multi-Strategy Alternative Fund	8
Russell Multi-Strategy Income Fund	—
Conservative Strategy Fund	—
Moderate Strategy Fund	11,547
Balanced Strategy Fund	37,356
Growth Strategy Fund	2,040
Equity Growth Strategy Fund	44
2020 Strategy Fund	—
2030 Strategy Fund	—
2040 Strategy Fund	—
In Retirement Fund	—

For the fiscal year ended October 31, 2015, the aggregate front-end sales charges on Class A shares and Class A front-end sales charges retained by RFS were as follows:

Fund	Aggregate Front-End Sales Charges on Class A Shares (USD)	Class A Front-End Sales Charges Retained by RFS (USD)
Russell U.S. Core Equity Fund	68,277	11,625
Russell U.S. Defensive Equity Fund	54,723	10,097
Russell U.S. Dynamic Equity Fund	11,068	1,804
Russell U.S. Strategic Equity Fund	14,269	2,557
Russell U.S. Large Cap Equity Fund	48,418	8,893
Russell U.S. Mid Cap Equity Fund	22,375	3,942
Russell U.S. Small Cap Equity Fund	37,162	6,318
Russell International Developed Markets Fund	77,940	14,515
Russell Global Equity Fund	36,037	6,328

Exhibit E-12

Fund	Aggregate Front-End Sales Charges on Class A Shares (USD)	Class A Front-End Sales Charges Retained by RFS (USD)
Russell Emerging Markets Fund	49,297	8,695
Russell Tax-Managed U.S. Large Cap Fund	98,972	18,698
Russell Tax-Managed U.S. Mid & Small Cap Fund	45,781	8,494
Russell Tax-Managed International Equity Fund	7,669	1,310
Russell Global Opportunistic Credit Fund	8,126	1,590
Russell Strategic Bond Fund	59,745	12,361
Russell Investment Grade Bond Fund	25,644	5,183
Russell Short Duration Bond Fund	19,260	3,822
Russell Tax Exempt High Yield Bond Fund	773	161
Russell Tax Exempt Bond Fund	31,001	5,857
Russell Commodity Strategies Fund	26,181	4,377
Russell Global Infrastructure Fund	16,166	2,790
Russell Global Real Estate Securities Fund	50,326	8,419
Russell Multi-Strategy Alternative Fund	5,696	950
Russell Multi-Strategy Income Fund	117,197	20,715
Conservative Strategy Fund	191,719	33,419
Moderate Strategy Fund	349,070	61,078
Balanced Strategy Fund	1,825,200	310,937
Growth Strategy Fund	1,615,618	261,756
Equity Growth Strategy Fund	460,979	75,175
2020 Strategy Fund	—	—
2030 Strategy Fund	218	28
2040 Strategy Fund	91	10
In Retirement Fund	—	—

Exhibit E-13

APPENDIX A

Fund Shares Outstanding as of [            ], 2016

Russell U.S. Core Equity Fund

Class	Shares Outstanding
I
E
A
C
S

Russell U.S. Defensive Equity Fund

Class	Shares Outstanding
I
E
Y
A
C
S

Russell U.S. Dynamic Equity Fund

Class	Shares Outstanding
I
S
E
C
Y
A

Russell U.S Strategic Equity Fund

Class	Shares Outstanding
S
E
C
A

Appendix A-1

Russell U.S. Large Cap Equity Fund

Class	Shares Outstanding
A
C
S

Russell U.S. Mid Cap Equity Fund

Class	Shares Outstanding
A
C
S

Russell U.S. Small Cap Equity Fund

Class	Shares Outstanding
I
E
Y
A
C
S

Russell International Developed Markets Fund

Class	Shares Outstanding
I
E
Y
A
C
S

Russell Global Equity Fund

Class	Shares Outstanding
S
E
C
A
Y

Appendix A-2

Russell Emerging Markets Fund

Class	Shares Outstanding
S
E
C
A
Y

Russell Tax-Managed U.S. Large Cap Fund

Class	Shares Outstanding
S
E
C
A

Russell Tax-Managed U.S. Mid & Small Cap Fund

Class	Shares Outstanding
S
E
C
A

Russell Tax-Managed International Equity Fund

Class	Shares Outstanding
S
E
C
A

Russell Global Opportunistic Credit Fund

Class	Shares Outstanding
S
E
C
A
Y

Appendix A-3

Russell Strategic Bond Fund

Class	Shares Outstanding
I
E
Y
A
C
S

Russell Investment Grade Bond Fund

Class	Shares Outstanding
I
E
Y
C
S
A

Russell Short Duration Bond Fund

Class	Shares Outstanding
S
E
C
A
Y

Russell Tax Exempt High Yield Bond Fund

Class	Shares Outstanding
S
E
C
A

Appendix A-4

Russell Tax Exempt Bond Fund

Class	Shares Outstanding
S
E
C
A

Russell Commodity Strategies Fund

Class	Shares Outstanding
S
E
C
A
Y

Russell Global Infrastructure Fund

Class	Shares Outstanding
S
E
C
A
Y

Russell Global Real Estate Securities Fund

Class	Shares Outstanding
S
E
C
A
Y

Russell Multi-Strategy Alternative Fund

Class	Shares Outstanding
S
E
C
A

Appendix A-5

Russell Multi-Strategy Income Fund

Class	Shares Outstanding
S
E
C
A
Y

Russell Strategic Call Overwriting Fund

Class	Shares Outstanding
S

Select U.S. Equity Fund

Class	Shares Outstanding
S
Y
T

Select International Equity Fund

Class	Shares Outstanding
S
Y
T

Conservative Strategy Fund

Class	Shares Outstanding
E
C
S
A
R1
R4
R5

Appendix A-6

Moderate Strategy Fund

Class	Shares Outstanding
E
C
S
A
R1
R4
R5

Balanced Strategy Fund

Class	Shares Outstanding
E
C
S
A
R1
R4
R5

Growth Strategy Fund

Class	Shares Outstanding
E
C
S
A
R1
R4
R5

Equity Growth Strategy Fund

Class	Shares Outstanding
E
C
S
A
R1
R4
R5

Appendix A-7

2020 Strategy Fund

Class	Shares Outstanding
E
S
A
R1
R4
R5

2025 Strategy Fund

Class	Shares Outstanding
R1
R4
R5

2030 Strategy Fund

Class	Shares Outstanding
E
S
A
R1
R4
R5

2035 Strategy Fund

Class	Shares Outstanding
R1
R4
R5

2040 Strategy Fund

Class	Shares Outstanding
E
S
A
R1
R4
R5

Appendix A-8

2045 Strategy Fund

Class	Shares Outstanding
R1
R4
R5

2050 Strategy Fund

Class	Shares Outstanding
R1
R4
R5

2055 Strategy Fund

Class	Shares Outstanding
R1
R4
R5

In Retirement Fund

Class	Shares Outstanding
A
R1
R4
R5

Appendix A-9

APPENDIX B

Share Ownership by Trustees and Certain Officers

As of December 31, 2015, the Trustees, Chief Executive Officer, and Chief Accounting Officer of the Trust owned shares of the Funds in the amounts set forth below.

Trustee/Officer	Fund Name	Dollar Range of Equity Securities in Each Fund
Thaddas L. Alston	Balanced Strategy Fund	$10,001 - $50,000
	Russell Short Duration Bond Fund	$50,001 - $100,000
Kristianne Blake	Balanced Strategy Fund	Over $100,000
	Russell Global Infrastructure Fund	$50,001 - $100,000
	Russell Investment Grade Bond Fund	Over $100,000
	Russell Tax-Managed U.S. Mid & Small Cap Fund	$10,001 - $50,000
Cheryl A. Burgermeister	Russell Global Equity Fund	Over $100,000
Sandra A. Cavanaugh	Russell Emerging Markets Fund	$1 - $10,000
	Russell Global Real Estate Securities Fund	$1 - $10,000
	Russell Global Equity Fund	$1 - $10,000
	Russell Global Infrastructure Fund	$1 - $10,000
	Russell Multi-Strategy Alternative Fund	$1 - $10,000
	Russell Short Duration Bond Fund	$10,001 - $50,000
	Russell U.S. Defensive Equity Fund	$1 - $10,000
	Russell U.S. Dynamic Equity Fund	$1 - $10,000
	Russell U.S. Small Cap Equity Fund	$1 - $10,000
Daniel P. Connealy	Russell Emerging Markets Fund	$10,001 - $50,000
	Russell International Developed Markets Fund	$10,001 - $50,000
	Russell Strategic Bond Fund	$10,001 - $50,000
	Russell U.S. Core Equity Fund	Over $100,000
	Russell U.S. Defensive Equity Fund	$10,001 - $50,000
	Russell U.S. Dynamic Equity Fund	$50,001 - $100,000
Katherine W. Krysty	Russell Commodity Strategies Fund	$1 - $10,000
	Russell Short Duration Bond Fund	$1 - $10,000
	Russell Strategic Bond Fund	$1 - $10,000
	Russell Tax Exempt Bond Fund	$1 - $10,000
Raymond P. Tennison, Jr.	Russell U.S. Defensive Equity Fund	Over $100,000
	Russell Global Real Estate Securities Fund	$50,001 - $100,000
	Russell Tax Exempt Bond Fund	$50,001 - $100,000
	Russell U.S. Core Equity Fund	Over $100,000
Jack R. Thompson	Russell Global Real Estate Securities Fund	$10,001 - $50,000
	Russell Global Equity Fund	$10,001 - $50,000
	Russell Global Infrastructure Fund	$10,001 - $50,000
	Russell Tax-Managed U.S. Mid & Small Cap Fund	$10,001 - $50,000
	Russell U.S. Core Equity Fund	$10,001 - $50,000
Mark Swanson	Russell Emerging Markets Fund	$10,001 - $50,000
	Russell Global Real Estate Securities Fund	$10,001 - $50,000
	Russell International Developed Markets Fund	$50,001 - $100,000
	Russell U.S. Small Cap Equity Fund	$50,001 - $100,000

Appendix B-1

APPENDIX C

5% Beneficial Owners of Fund Shares as of [            ]

As of [            ], the following shareholders were beneficial owners of the percentages of outstanding shares of the classes of the Funds indicated below. In certain cases, the entity set forth below is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, but generally does not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

Russell U.S. Core Equity Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-1

Russell U.S. Defensive Equity Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Russell U.S. Dynamic Equity Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-2

Russell U.S. Strategic Equity Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Russell U.S. Large Cap Equity Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-3

Russell U.S. Mid Cap Equity Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Russell U.S. Small Cap Equity Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-4

Russell International Developed Markets Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Russell Global Equity Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-5

Russell Emerging Markets Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Russell Tax-Managed U.S. Large Cap Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-6

Russell Tax-Managed U.S. Mid & Small Cap Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Russell Tax-Managed International Equity Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-7

Russell Global Opportunistic Credit Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Russell Strategic Bond Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-8

Russell Investment Grade Bond Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Russell Short Duration Bond Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-9

Russell Tax Exempt High Yield Bond Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Russell Tax Exempt Bond Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-10

Russell Commodity Strategies Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Russell Global Infrastructure Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned
		346,154.777	49.96%
		119,082.125	17.19%
		56,702.780	8.18%
		51,149.813	7.38%
		336,449.100	50.48%
		77,588.824	11.64%
		72,456.606	10.87%
		63,855.678	9.58%
		34,055.940	5.11%
		129,973.307	6.07%
		32,091,980.883	36.29%
		15,093,177.908	17.07%
		14,716,550.108	16.64%
		12,276,081.464	13.88%
		4,874,745.881	5.51%
		10,329,612.994	33.83%
		8,178,960.900	26.79%
		3,358,545.663	11.00%
		1,825,680.804	5.98%

Appendix C-11

Russell Global Real Estate Securities Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Russell Multi-Strategy Alternative Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-12

Russell Multi-Strategy Income Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Russell Strategic Call Overwriting Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-13

Select U.S. Equity Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Select International Equity Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-14

Conservative Strategy Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Moderate Strategy Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-15

Balanced Strategy Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Growth Strategy Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-16

Equity Growth Strategy Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

2020 Strategy Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-17

2025 Strategy Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

2030 Strategy Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-18

2035 Strategy Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

2040 Strategy Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-19

2045 Strategy Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

2050 Strategy Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-20

2055 Strategy Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

In Retirement Fund

Class of Shares	Name and Address of Beneficial Owner	Number of Shares	Percentage of Class Owned

Appendix C-21

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PROXY TABULATOR

PO BOX 55046

BOSTON, MA 02205-9836

PROXY	PROXY

RUSSELL INVESTMENT COMPANY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD                 , 2016

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES.

The undersigned, revoking previous proxies, hereby appoint(s) Rick Chase, Jessica Gates, Cheryl Wichers, Mark Swanson and Kari Seabrands, each with full power of substitution and revocation, to vote all shares of the Fund(s) which the undersigned is entitled to vote at the Special Meeting of Shareholders of Russell Investment Company (the “Trust”) to be held at     :     a.m./p.m., Pacific Time, on                      , 2016, at the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, and at any adjournment thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, by that one. This proxy shall be voted on the Proposal described in the Proxy Statement as specified on the reverse side.

This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the Proposal and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

YOU MAY VOTE IN PERSON IF YOU ATTEND.

Note: Please date and sign exactly as the name appears on this card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature
Signature

Date

Proposal listed on reverse side.	RIC15 - PXY - V4

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.2voteproxy.com/russell

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

1.	Approval of a new investment advisory agreement between the Fund and Russell Investment Management Company, the Fund’s current investment adviser (“RIMCo”) (or a limited liability company successor to RIMCo), as a result of a transaction involving the sale of Frank Russell Company’s asset management business (including RIMCo) (“Russell Investments”) to a newly-formed acquisition vehicle through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. will indirectly acquire a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. will indirectly acquire a significant minority ownership interest in Russell Investments.

 ☐     Express Vote Option: To vote ALL accounts as the Board recommends for the Proposal, mark the box at the left. No other vote is necessary.

	FOR	AGAINST	ABSTAIN

Russell U.S. Core Equity Fund	☐	☐	☐

Russell U.S. Defensive Equity Fund	☐	☐	☐

Russell U.S. Dynamic Equity Fund	☐	☐	☐

Russell U.S. Strategic Equity Fund	☐	☐	☐

Russell U.S. Large Cap Equity Fund	☐	☐	☐

Russell U.S. Mid Cap Equity Fund	☐	☐	☐

Russell U.S. Small Cap Equity Fund	☐	☐	☐

Russell International Developed Markets Fund	☐	☐	☐

Russell Global Equity Fund	☐	☐	☐

Russell Emerging Markets Fund	☐	☐	☐

Russell Tax-Managed U.S. Large Cap Fund	☐	☐	☐

Russell Tax-Managed U.S. Mid & Small Cap Fund	☐	☐	☐

Russell Global Opportunistic Credit Fund	☐	☐	☐

Russell Strategic Bond Fund	☐	☐	☐

Russell Tax-Exempt High Yield Bond Fund	☐	☐	☐

2025 Strategy Fund	☐	☐	☐

2030 Strategy Fund	☐	☐	☐

2035 Strategy Fund	☐	☐	☐

2040 Strategy Fund	☐	☐	☐

Russell Strategic Call Overwriting Fund	☐	☐	☐

Select International Equity Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN

Russell Investment Grade Bond Fund	☐	☐	☐

Russell Short Duration Bond Fund	☐	☐	☐

Russell Tax Exempt Bond Fund	☐	☐	☐

Russell Commodity Strategies Fund	☐	☐	☐

Russell Global Infrastructure Fund	☐	☐	☐

Russell Global Real Estate Securities Fund	☐	☐	☐

Russell Multi-Strategy Alternative Fund	☐	☐	☐

Conservative Strategy Fund	☐	☐	☐

Moderate Strategy Fund	☐	☐	☐

Balanced Strategy Fund	☐	☐	☐

Growth Strategy Fund	☐	☐	☐

Equity Growth Strategy Fund	☐	☐	☐

Russell Tax-Managed International Equity Fund	☐	☐	☐

Russell Multi-Strategy Income Fund	☐	☐	☐

2020 Strategy Fund	☐	☐	☐

2045 Strategy Fund	☐	☐	☐

2050 Strategy Fund	☐	☐	☐

2055 Strategy Fund	☐	☐	☐

In Retirement Fund	☐	☐	☐

Select U.S. Equity Fund	☐	☐	☐

RIC15 - PXY - V4

Proxy Tabulator
PO Box 55909
Boston, MA 02205-5909

Your Vote is Important!

    Vote by Internet

Please go to the electronic voting site at www.2voteproxy.com/russell. Follow the on-line instructions. If you vote by internet, you do not have to return your Voting Instruction Card.

    Vote by Telephone

Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your Voting Instruction Card.

    Vote by Mail

Mark, sign and date your Voting Instruction Card and return it promptly in the envelope provided.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR

PO BOX 55046

BOSTON, MA 02205-9836

VOTING INSTRUCTION	VOTING INSTRUCTION

RUSSELL INVESTMENT COMPANY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD                          , 2016

INSTRUCTION CARD SOLICITED ON BEHALF OF THE INSURANCE COMPANY

The undersigned, revoking any previously executed voting instruction cards, hereby directs the Insurance Company to vote all shares of the Fund(s) listed on the reverse side of this card in which the undersigned had an interest as a policy owner on                          , 2016, at the Special Meeting of Shareholders of Russell Investment Company (the “Trust”), to be held at     :     a.m./p.m., Pacific Time, on                          , 2016, at the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, and at any adjournment thereof. Receipt of the related proxy statement and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares of the Fund(s) attributable to your account value in proportion to the votes of policy owners allocating assets to such Fund for which voting instructions are received by the Insurance Company.

Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the Proposal.

THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Note: Please date and sign exactly as the name appears on this card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.	Signature
Signature

Date

Proposal listed on reverse side.	RIC15 - VIC - V3

EVERY VOTE IS IMPORTANT!

PROVIDE THIS VOTING INSTRUCTION CARD TODAY!

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING

THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.2voteproxy.com/russell

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

1.	Approval of a new investment advisory agreement between the Fund and Russell Investment Management Company, the Fund’s current investment adviser (“RIMCo”) (or a limited liability company successor to RIMCo), as a result of a transaction involving the sale of Frank Russell Company’s asset management business (including RIMCo) (“Russell Investments”) to a newly-formed acquisition vehicle through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. will indirectly acquire a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. will indirectly acquire a significant minority ownership interest in Russell Investments.

 ☐     Express Vote Option: To vote ALL accounts as the Board recommends for the Proposal, mark the box at the left. No other vote is necessary.

	FOR	AGAINST	ABSTAIN

Russell U.S. Core Equity Fund	☐	☐	☐

Russell U.S. Defensive Equity Fund	☐	☐	☐

Russell U.S. Dynamic Equity Fund	☐	☐	☐

Russell U.S. Strategic Equity Fund	☐	☐	☐

Russell U.S. Large Cap Equity Fund	☐	☐	☐

Russell U.S. Mid Cap Equity Fund	☐	☐	☐

Russell U.S. Small Cap Equity Fund	☐	☐	☐

Russell International Developed Markets Fund	☐	☐	☐

Russell Global Equity Fund	☐	☐	☐

Russell Emerging Markets Fund	☐	☐	☐

Russell Tax-Managed U.S. Large Cap Fund	☐	☐	☐

Russell Tax-Managed U.S. Mid & Small Cap Fund	☐	☐	☐

Russell Global Opportunistic Credit Fund	☐	☐	☐

Russell Strategic Bond Fund	☐	☐	☐

Russell Tax-Exempt High Yield Bond Fund	☐	☐	☐

2025 Strategy Fund	☐	☐	☐

2030 Strategy Fund	☐	☐	☐

2035 Strategy Fund	☐	☐	☐

2040 Strategy Fund	☐	☐	☐

Russell Strategic Call Overwriting Fund	☐	☐	☐

Select International Equity Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN

Russell Investment Grade Bond Fund	☐	☐	☐

Russell Short Duration Bond Fund	☐	☐	☐

Russell Tax Exempt Bond Fund	☐	☐	☐

Russell Commodity Strategies Fund	☐	☐	☐

Russell Global Infrastructure Fund	☐	☐	☐

Russell Global Real Estate Securities Fund	☐	☐	☐

Russell Multi-Strategy Alternative Fund	☐	☐	☐

Conservative Strategy Fund	☐	☐	☐

Moderate Strategy Fund	☐	☐	☐

Balanced Strategy Fund	☐	☐	☐

Growth Strategy Fund	☐	☐	☐

Equity Growth Strategy Fund	☐	☐	☐

Russell Tax-Managed International Equity Fund	☐	☐	☐

Russell Multi-Strategy Income Fund	☐	☐	☐

2020 Strategy Fund	☐	☐	☐

2045 Strategy Fund	☐	☐	☐

2050 Strategy Fund	☐	☐	☐

2055 Strategy Fund	☐	☐	☐

In Retirement Fund	☐	☐	☐

Select U.S. Equity Fund	☐	☐	☐

RIC15 - VIC - V3